Exhibit 10.4

EXECUTION VERSION

TERM PLEDGE AND SECURITY AGREEMENT

dated as of

April 30, 2014,

among

ENTEGRIS, INC.,

as the Borrower,

THE GUARANTORS PARTY HERETO

and

GOLDMAN SACHS BANK USA,

as Collateral Agent

Table of Contents

		Page
ARTICLE I

Definitions

Section 1.01.	Credit Agreement and UCC	1

ARTICLE II

Pledge of Securities

Section 2.01.	Pledge	7
Section 2.02.	Delivery of the Pledged Collateral	8
Section 2.03.	Representations, Warranties and Covenants	9
Section 2.04.	Certification of Limited Liability Company and Limited Partnership Interests	11
Section 2.05.	Registration in Nominee Name; Denominations	11
Section 2.06.	Voting Rights; Dividends and Interest	12
Section 2.07.	Collateral Agent Not a Partner or Limited Liability Company Member	14

ARTICLE III

Security Interests in Personal Property

Section 3.01.	Security Interest	14
Section 3.02.	Representations and Warranties	16
Section 3.03.	Covenants	18
Section 3.04.	Other Actions	20

ARTICLE IV

Special Provisions Concerning Intellectual Property Collateral

Section 4.01.	Grant of License to Use Intellectual Property	22
Section 4.02.	Protection of Collateral Agent’s Security	23

ARTICLE V

Remedies

Section 5.01.	Remedies Upon Default	24
Section 5.02.	Application of Proceeds	28

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SCHEDULES

Schedule I	-	Pledged Equity; Pledged Debt
Schedule II	-	Commercial Tort Claims
Schedule III	-	Intellectual Property

EXHIBITS

Exhibit I	-	Form of Pledge and Security Agreement Supplement
Exhibit II	-	Form of Grant of Security Interest in Trademarks
Exhibit III	-	Form of Grant of Security Interest in Patents
Exhibit IV	-	Form of Grant of Security Interest in Copyrights

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TERM PLEDGE AND SECURITY AGREEMENT, dated as of April 30, 2014, among Entegris, Inc., a Delaware corporation (the “Borrower”), the other Grantors party hereto from time to time and Goldman Sachs Bank USA, as Collateral Agent for the Secured Parties (as defined below).

Reference is made to the Term Credit and Guaranty Agreement dated as of April 30, 2014 (as it may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, certain Subsidiaries of the Borrower party thereto, the Lenders party thereto and Goldman Sachs Bank USA, as Administrative Agent and Collateral Agent.

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement by each Grantor. The Grantors are Affiliates of one another, will derive substantial direct and indirect benefits from the extensions of credit to the Borrower pursuant to the Credit Agreement, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. The ABL Intercreditor Agreement governs the relative rights and priorities of the Secured Parties and the ABL Secured Parties in respect of the Term Priority Collateral and the ABL Priority Collateral (and with respect to certain other matters as described therein).

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01. Credit Agreement and UCC. (a) Capitalized terms used in this Agreement, including the preamble and the introductory paragraphs hereto, and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) As used herein, each of the following terms has the meaning specified in the UCC (as defined herein):

Term	UCC Section
Certificated Security	8-102
Chattel Paper	9-102
Commercial Tort Claim	9-102
Control	8-106 & 9-106
Commodity Contract	9-102
Commodity Intermediary	9-102
Deposit Account	9-102
Document	9-102
Entitlement Holder	8-102
Entitlement Order	8-102

Term	UCC Section
Financial Asset	8-102 & 103
Fixtures	9-102
Goods	9-102
Instrument	9-102
Inventory	9-102
Investment Property	9-102
Letter-of-Credit Right	9-102
Location	9-307
Money	1-201
Payment Intangible	9-102
Proceeds	9-102
Promissory Note	9-102
Securities Account	8-501
Securities Intermediary	8-102
Security Entitlement	8-102
Supporting Obligations	9-102
Uncertificated Security	8-102

(c) The rules of construction specified in Section 1.3 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

(d) As used in this Agreement, the following terms have the meanings specified below:

“ABL Collateral Agent” has the meaning assigned to such term in the ABL Intercreditor Agreement.

“ABL Loan Documents” has the meaning assigned to such term in the ABL Intercreditor Agreement.

“ABL Priority Collateral” has the meaning assigned to such term in the ABL Intercreditor Agreement.

“Account(s)” means “accounts” as defined in Section 9-102 of the UCC, and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, or (c) arising out of the use of a credit or charge card or information contained on or for use with the card.

“Account Debtor” means any Person that is or that may become obligated to any Grantor under, with respect to or on account of an Account or a Payment Intangible.

“After-Acquired Intellectual Property” has the meaning assigned to such term in Section 4.02(d).

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“Agreement” means this Term Pledge and Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Bankruptcy Event of Default” means any Event of Default under Section 8.1(f) or 8.1(g) of the Credit Agreement.

“Blue Sky Laws” has the meaning assigned to such term in Section 5.01.

“Closing Date Grantor” has the meaning assigned to such term in Section 2.02.

“Collateral” means the Article 9 Collateral and the Pledged Collateral; provided that all references to “Collateral” in Section 5.02 shall, unless the context requires otherwise, also refer to all Material Real Estate Assets subject to a Mortgage.

“Collateral Account” means (a) any Term Priority Collateral Account and (b) any cash collateral account established by a Grantor pursuant to, or in connection with, any Credit Document, which cash collateral account shall be maintained with, and under the control of, the Collateral Agent for the benefit of the relevant Secured Parties.

“Collateral Questionnaire” means the Collateral Questionnaire delivered on the Closing Date pursuant to Section 3 of the Credit Agreement, together with all Supplemental Collateral Questionnaires delivered after the Closing Date pursuant to the Credit Agreement.

“Commercial Software License(s)” means any non-exclusive license of commercially available (on non-discriminatory pricing terms) computer software to a Grantor from a commercial software provider (e.g., “shrink-wrap”, “browse-wrap” or “click-wrap” software licenses) or a license of freely available computer software from a licensor of free or open source software.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by or assigned to any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, whether registered or unregistered and whether published or unpublished, (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations, pending applications for registration and renewals in the United States Copyright Office, including those listed on Schedule III, (c) all rights and privileges

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arising under applicable law with respect to such Grantor’s use of such copyrights, (d) all reissues, renewals, continuations and extensions thereof and amendments thereto, (e) all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect to the foregoing, including damages and payments for past, present or future infringements thereof, (f) all rights corresponding thereto throughout the world, and (g) all rights to sue for past, present or future infringements thereof.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Discharge of ABL Obligations” has the meaning assigned to such term in the ABL Intercreditor Agreement.

“Domain Names” means all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.

“Equipment” means (a) any “equipment” as such term is defined in Article 9 of the UCC and shall also include, but shall not be limited to, all machinery, equipment, furnishings, appliances, furniture, fixtures, tools, and vehicles now or hereafter owned by any Grantor, in each case, regardless of whether characterized as equipment under the UCC and (b) and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefore, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Excluded Equity Interests” has the meaning set forth in Section 2.01.

“Excluded Property” has the meaning assigned to such term in the Credit Agreement and also includes the Excluded Equity Interests.

“General Intangibles” has the meaning provided in Article 9 of the UCC and shall in any event include all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, as the case may be, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedge Agreements and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor.

“Grantor” means each of the Borrower and each Subsidiary party hereto (including any such Subsidiary becoming a party hereto after the Closing Date pursuant to a Pledge and Security Agreement Supplement).

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, utility models, Patents, Copyrights, Licenses, Trademarks, trade secrets,

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confidential or proprietary technical and business information, know how, show how or other data or information, software, databases, all other proprietary information, including but not limited to Domain Names, and all embodiments or fixations thereof and applications therefor, and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intellectual Property Collateral” means Collateral consisting of Intellectual Property.

“Intellectual Property Grant of Security Interest” means a Grant of Security Interest in certain Intellectual Property Collateral in the form of Exhibit II, III, or IV attached hereto.

“License” means any Patent License, Trademark License, Copyright License, Commercial Software License or other license or sublicense agreement granting rights under Intellectual Property to which any Grantor is a party, including those listed on Schedule III.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to develop, commercialize, import, make, have made, offer for sale, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any such right with respect to any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, (b) all rights and privileges arising under applicable law with respect to such Grantor’s use of any patents, (c) all inventions and improvements described and claimed therein, (d) all reissues, divisions, continuations, renewals, extensions, reexaminations, supplemental examinations, inter partes reviews, adjustments and continuations-in-part thereof and amendments thereto, (e) all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect to any of the foregoing including damages and payments for past, present or future infringements thereof, (f) all rights corresponding thereto throughout the world, including the right to make, have made, use, sell offer to sell, import or export the inventions disclosed or claimed therein, and (g) rights to sue for past, present or future infringements thereof.

“Pledge and Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

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“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any Promissory Notes, stock certificates, limited liability membership interests or other Securities, certificates or Instruments now or hereafter included in the Pledged Collateral, including all Pledged Equity, Pledged Debt and all other certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Secured Obligations” means the “Obligations” as defined in the Credit Agreement; it being acknowledged and agreed that the term “Secured Obligations” as used herein shall include each extension of credit under the Credit Agreement, whether outstanding on the date of this Agreement or extended or arising from time to time after the date of this Agreement.

“Secured Parties” means (a) the Administrative Agent, (b) the Collateral Agent, (c) the Arranger, the Syndication Agent and the Documentation Agent, (d) the Lenders, (e) the beneficiaries of each indemnification obligation undertaken by any Credit Party under any Credit Document and (f) the other holders from time to time of the Secured Obligations.

“Securities Act” has the meaning assigned to such term in Section 5.01.

“Security” means a “security” as such term is defined in Article 8 of the UCC and, in any event, shall include any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Term Priority Collateral” has the meaning assigned to such term in the ABL Intercreditor Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

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“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, the goodwill of the business symbolized thereby or associated therewith, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all rights and privileges arising under applicable law with respect to such Grantor’s use of any trademarks, (c) all reissues, continuations, extensions and renewals thereof and amendments thereto, (d) all income, fees, royalties, damages and payments now and hereafter due and/or payable with respect to any of the foregoing, including damages, claims and payments for past, present or future infringements thereof, (e) all the goodwill of the business with which any of the foregoing is associated, (f) all rights corresponding thereto throughout the world and (g) rights to sue for past, present and future infringements or dilutions thereof or other injuries thereto.

“UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York; provided that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

ARTICLE II

Pledge of Securities

Section 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a continuing security interest in, all of such Grantor’s right, title and interest in, to and under (a) all Equity Interests owned by it (including those Equity Interests listed opposite the name of such Grantor on Schedule I) and any other Equity Interests obtained in the future by such Grantor and all certificates and other instruments representing all such Equity Interests (the “Pledged Equity”); provided that the Pledged Equity shall not include (i) more than 65% of the outstanding voting Equity Interests in any CFC or CFC Holding Company (the Equity Interests so excluded under this clause (i) being collectively referred to herein as the “Excluded Equity Interests”) or (ii) any Equity Interests to the extent and for so long as such Equity Interests constitute Excluded Property; (b)(i) all Promissory Notes and all Instruments evidencing Indebtedness owned

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by it (including those listed opposite the name of such Grantor on Schedule I) and (ii) all Promissory Notes and all other Instruments evidencing Indebtedness obtained in the future by such Grantor (the “Pledged Debt”), provided that the Pledged Debt shall not include any of the foregoing to the extent and for so long as it constitutes Excluded Property; (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01 or Section 2.02; (d) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of, and Security Entitlements in respect of, any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”):

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.02. Delivery of the Pledged Collateral. (a) On the Closing Date (in the case of any Grantor that grants a Lien on any of its assets hereunder on the Closing Date (each a “Closing Date Grantor”)) or on the date on which it signs and delivers its first Pledge and Security Agreement Supplement (in the case of any other Grantor), each Grantor shall deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all Pledged Securities (other than (x) any Uncertificated Securities, but only for so long as such Uncertificated Securities remain uncertificated, and (y) certificates or instruments representing or evidencing Equity Interests in any Subsidiary that is not a Material Subsidiary) to the extent such Pledged Securities, in the case of Promissory Notes and other Instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02. Thereafter, whenever such Grantor acquires any other Pledged Security (other than (x) any Uncertificated Securities, but only for so long as such Uncertificated Securities remain uncertificated and (y) certificates or instruments representing or evidencing Equity Interests in any Subsidiary that is not a Material Subsidiary), such Grantor shall promptly, and in any event within 60 days (or such longer period as the Collateral Agent may agree to in writing), deliver or cause to be delivered to the Collateral Agent such Pledged Security as Collateral hereunder to the extent such Pledged Securities, in the case of Promissory Notes and other Instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of Section 2.02.

(b) Each Grantor will cause (i) all Indebtedness of the Borrower and each Guarantor that, in each case, is owing to any Restricted Subsidiary that is not a Grantor to be subject to the Intercompany Indebtedness Subordination Agreement and (ii) any Indebtedness for borrowed money having an aggregate principal amount equal to or in excess of $1,500,000 owed to such Grantor by any Person (other than the Borrower or

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a Restricted Subsidiary) to be evidenced by a duly executed Promissory Note, and shall cause each such Promissory Note, and each Promissory Note (if any) evidencing any Indebtedness of the Borrower or any Restricted Subsidiary that is owing to such Grantor, to be pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by undated stock powers duly executed by the applicable Grantor in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be deemed to supplement Schedule I and be made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

(d) Notwithstanding the foregoing, to the extent that any Closing Date Grantor does not or cannot deliver any Pledged Collateral (other than Pledged Collateral consisting of the Equity Interests of any Designated Subsidiary) on the Closing Date notwithstanding its use of commercially reasonable efforts to do so, such Closing Date Grantor shall not be required to deliver such Pledged Collateral on the Closing Date and shall instead be required to deliver such Pledged Collateral after the Closing Date pursuant to the terms of the Post-Closing Letter Agreement.

(e) The assignment, pledge and security interest granted in Section 2.01 are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Pledged Collateral.

Section 2.03. Representations, Warranties and Covenants. Each Grantor represents, warrants and covenants, as to itself and the other Grantors, to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule I correctly sets forth, as of the Closing Date and as of each date on which a supplement to Schedule I is delivered pursuant to Section 2.02(c), the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and includes all Equity Interests, Promissory Notes and Instruments required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b) the Pledged Equity issued by a wholly owned Restricted Subsidiary and the Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a Subsidiary of the Borrower, to the best of the Borrower’s knowledge) have been duly and validly authorized and issued by the issuers thereof and

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(i) in the case of Pledged Equity (other than Pledged Equity consisting of limited liability company interests or partnership interests which, pursuant to the relevant organizational or formation documents, cannot be fully paid and non-assessable), are fully paid and non-assessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a Subsidiary of the Borrower, to the best of the Borrower’s knowledge), are legal, valid and binding obligations of the issuers thereof, subject to applicable Debtor Relief Laws and general principles of equity;

(c) each Grantor (i) holds the Pledged Securities indicated on Schedule I as owned by such Grantor free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted pursuant to Section 6.2 of the Credit Agreement, and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however, arising, of all Persons whomsoever;

(d) (i) except for (x) restrictions and limitations imposed by the Credit Documents or securities laws generally or Liens expressly permitted pursuant to Section 6.2 of the Credit Agreement and (y) in the case of Pledged Equity of Persons that are not Designated Subsidiaries, transfer restrictions that exist in respect of Equity Interests in such Persons, and (ii) except as described in the Collateral Questionnaire, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that would prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person is or will be necessary to the validity and perfection of the pledge of the Pledged Collateral effected hereby (other than such as have been obtained and are in full force and effect as of the date of the applicable pledge);

(g) subject to applicable local laws in the case of Equity Interests in any Foreign Subsidiaries, by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and, to the extent governed by the UCC, first-priority (subject to any Liens permitted pursuant by Section 6.2 of the Credit Agreement) perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations; and

(h) subject to applicable local laws in the case of Equity Interests in any Foreign Subsidiaries, the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

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Notwithstanding the foregoing, (a) except with respect to Indebtedness represented or evidenced by certificates or instruments to the extent required by Section 2.02(b), perfection by possession or “control” shall not be required with respect to any Promissory Notes or other evidences of Indebtedness owned by a Grantor and constituting Collateral, (b) no actions in any jurisdiction outside of the United States or that are necessary to create or perfect any security interest in assets located or titled outside of the United States shall be required, other than in connection with the entry into Foreign Pledge Agreements as reasonably requested by the Collateral Agent, and (c) no Grantor shall be required to deliver to the Collateral Agent any certificates or instruments representing or evidencing, or any stock powers or other instruments of transfer in respect of, Equity Interests in any Subsidiary that is not a Material Subsidiary.

Section 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor acknowledges and agrees that, to the extent any interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, such interest shall be represented by a certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled on or after the date hereof by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the UCC, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to the terms hereof.

Section 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall occur and be continuing and the Collateral Agent shall give the Borrower notice of its intent to exercise such rights, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to cause each of the Pledged Securities to be transferred of record into the name of the Collateral Agent or into the name of its nominee (as pledgee or as sub-agent) and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement; provided that, notwithstanding the foregoing, if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be required to give the notice referred to above in order to exercise the rights described above. Each Grantor will promptly give to the Collateral Agent copies of any material notices received by it with respect to Pledged Securities registered in the name of such Grantor. Each Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this Section.

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Section 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Borrower that the rights of the Grantors under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Credit Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Credit Document or the ability of the Secured Parties to exercise the same.

(ii) The Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request in writing for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to Section 2.06(a)(i), in each case as shall be specified in such request and be in form and substance reasonably satisfactory to the Collateral Agent.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities, to the extent (and only to the extent) that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Credit Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). So long as no Event of Default has occurred and is continuing, the Collateral Agent shall promptly deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities.

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(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under Section 2.06(a)(iii), then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to Section 2.06(a)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property, shall be held as security for the payment and performance of the Secured Obligations and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and, other than in the case of a waiver of which the Collateral Agent is aware, the Borrower has delivered to the Collateral Agent a certificate to such effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of Section 2.06(a)(iii) in the absence of an Event of Default and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under Section 2.06(a)(i), then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii), shall cease, and all such rights shall thereupon become, subject to the rights of the ABL Agent under the ABL Intercreditor Agreement, vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Requisite Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and, other than in the case of a waiver of which the Collateral Agent is aware, the Borrower has delivered to the Collateral Agent a certificate to such effect, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii) shall be reinstated.

(d) Any notice given by the Collateral Agent to the Borrower suspending the rights of the Grantors under Section 2.06(a)(i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different

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times and (iii) may suspend the rights of the Grantors under Section 2.06(a)(i) or 2.06(a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing. Notwithstanding anything to the contrary contained in Section 2.06(a), 2.06(b) or 2.06(c), if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be required to give any notice referred to in such Section in order to exercise any of its rights described in such Section, and the suspension of the rights of each of the Grantors under each such Section shall be automatic upon the occurrence of such Bankruptcy Event of Default.

Section 2.07. Collateral Agent Not a Partner or Limited Liability Company Member. Nothing contained in this Agreement shall be construed to make the Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership, and neither the Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of Pledged Equity consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Party, any Grantor and/or any other Person.

ARTICLE III

Security Interests in Personal Property

Section 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in, to and under any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Documents;

(iv) all Equipment;

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(v) all General Intangibles;

(vi) all Instruments;

(vii) all Inventory;

(viii) all Investment Property;

(ix) all books and records pertaining to the Article 9 Collateral;

(x) all Goods and Fixtures;

(xi) all Money, cash, cash equivalents and Deposit Accounts;

(xii) all Letter-of-Credit Rights;

(xiii) all Commercial Tort Claims described on Schedule II from time to time, as such Schedule may be supplemented from time to time pursuant to Section 3.02;

(xiv) each Collateral Account, and all cash, Money, Securities and other investments deposited therein;

(xv) all Supporting Obligations;

(xvi) all Security Entitlements in any or all of the foregoing;

(xvii) all Intellectual Property; and

(xviii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing (including proceeds of all insurance policies) and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(b) Notwithstanding anything herein to the contrary, to the extent and for so long as any asset is Excluded Property, the Security Interest granted under this Section 3.01 shall not attach to, and Article 9 Collateral shall not include, such asset; provided, however, that the Security Interest shall immediately attach to, and Article 9 Collateral shall immediately include, any such asset (or portion thereof) upon such asset (or such portion) ceasing to be Excluded Property.

(c) Each Grantor hereby irrevocably authorizes the Collateral Agent (or its designee) for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements or continuation statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets or all personal property of such Grantor or words of similar effect and (ii) contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing

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statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request. Each Grantor also ratifies its authorization for the Collateral Agent (or its designee) to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(d) The Security Interest and the security interest granted pursuant to Article II are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(e) Each Grantor hereby further authorizes the Collateral Agent to file an Intellectual Property Grant of Security Interest covering Intellectual Property Collateral with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), as applicable, and such other documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such Grantor hereunder, without the signature of such Grantor, and naming such Grantor, as debtor, and the Collateral Agent, as secured party.

Section 3.02. Representations and Warranties. Each Grantor represents and warrants, as to itself and the other Grantors, to the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Each Grantor has good and valid rights in (not subject to any Liens other than Liens permitted by Section 6.2 of the Credit Agreement) and/or good and marketable title in the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder (which rights and/or title are, in any event, sufficient under Section 9-203 of the UCC), and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Collateral Questionnaire has been duly executed and delivered to the Collateral Agent and the information set forth therein, including the exact legal name of each Grantor and its jurisdiction of organization, is correct and complete in all material respects as of the Closing Date. The UCC financing statements (including fixture filings, as applicable) prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Collateral Questionnaire for filing in each governmental, municipal or other office specified in Schedule 5A to the Collateral Questionnaire (or specified by notice from the applicable Grantor to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.10 or 5.11 of the Credit Agreement), are all the filings, recordings and

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registrations (other than any filings required to be made in the United States Patent and Trademark Office, the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of Intellectual Property) that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration with respect to such Article 9 Collateral is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that, as of the Closing Date, fully executed Intellectual Property Grants of Security Interest containing a description of all Intellectual Property Collateral consisting of Patents, registered Trademarks (and Trademarks for which registration applications are pending), registered Copyrights (and Copyrights for which registration applications are pending) and exclusive Copyright Licenses (where a Grantor is a licensee), as applicable, have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office or the United States Copyright Office, as applicable, pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder.

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the relevant Grants of Security Interest with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) any nonconsensual Lien that is expressly permitted pursuant to Section 6.2 of the Credit Agreement and has priority as a matter of law and (ii) Liens expressly permitted pursuant to Section 6.2 of the Credit Agreement (other than Liens securing Permitted Junior Lien Indebtedness or, with respect to the Term Priority Collateral, Permitted Revolving Indebtedness).

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.2 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the UCC or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States

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Copyright Office, (iii) any notice under the Assignment of Claims Act or (iv) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.2 of the Credit Agreement.

(e) All Commercial Tort Claims of each Grantor where the amount of damages claimed by such Grantor is in excess of $3,000,000 in existence on the date of this Agreement (or on the date upon which such Grantor becomes a party to this Agreement) are described on Schedule II hereto. In the event any Supplemental Collateral Questionnaire or any Pledge and Security Agreement Supplement shall set forth any Commercial Tort Claim, Schedule II shall be deemed to be supplemented to include the reference to such Commercial Tort Claim (and the description thereof), in the same form as such reference and description are set forth on such Supplemental Collateral Questionnaire or such Pledge and Security Agreement Supplement.

Section 3.03. Covenants. (a) The Borrower agrees to promptly (and in any event within 30 calendar days thereafter) notify the Collateral Agent of any change (i) in the legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the jurisdiction of organization of any Grantor, (iv) in the Location of any Grantor or (v) in the organizational identification number of any Grantor. The Grantors agree not to effect or permit any change referred to in the preceding sentence unless all filings, publications and registrations have been made (or will be made in a timely fashion) under the UCC or any other applicable law that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and first-priority (subject only to (i) any nonconsensual Lien that is expressly permitted pursuant to Section 6.2 of the Credit Agreement and has priority as a matter of law and (ii) Liens expressly permitted pursuant to Section 6.2 of the Credit Agreement (other than Liens securing Permitted Junior Lien Indebtedness or, with respect to the Term Priority Collateral, Permitted Revolving Indebtedness)) perfected security interest in all Article 9 Collateral. In addition, if any Grantor does not have an organizational identification number on the Closing Date (or the date such Grantor becomes a party to this Agreement) and later obtains one, the Borrower shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interests (and the priority thereof) of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

(b) Subject to Section 3.03(h), each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.2 of the Credit Agreement.

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(c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.1(a) of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a completed Supplemental Collateral Questionnaire executed by an Authorized Officer of the Borrower, together with all attachments contemplated thereby, and certifying that all UCC financing statements (including fixtures filings, as applicable) and all Grants of Security Interest or supplements thereto have been filed of record in each applicable governmental office in order that, to the extent perfection can be obtained by filing UCC financing statements and recordation of a security agreement with the United States Patent and Trademark Office or the United States Copyright Office, the security interests created under the Collateral Documents shall be perfected for a period of not less than 18 months after the date of such Supplemental Collateral Questionnaire (except as noted therein with respect to any continuation statements to be filed within such period).

(d) Subject to Section 3.03(h), each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral (other than by a Credit Party) that equals or exceeds $1,500,000 shall be or become evidenced by any Promissory Note or Instrument, such Promissory Note or Instrument shall be promptly pledged and, subject to the ABL Intercreditor Agreement, delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.2 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within 10 days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization (and any such payment made or expense incurred shall be additional Secured Obligations secured hereby). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Credit Documents.

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(f) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person the value of which equals or exceeds $1,000,000 to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(h) Notwithstanding anything herein to the contrary, (a) except with respect to Indebtedness represented or evidenced by certificates or instruments to the extent required by Section 2.02(b), perfection by possession or “control” shall not be required with respect to any Promissory Notes or other evidences of Indebtedness owned by a Grantor and constituting Collateral, (b) no actions in any jurisdiction outside of the United States or that are necessary to create or perfect any security interest in assets located or titled outside of the United States shall be required, other than in connection with the entry into Foreign Pledge Agreements as reasonably requested by the Collateral Agent, (c) no Grantor shall be required to obtain any landlord waivers, estoppels, collateral access agreements or similar third party agreements, and (d) no Grantor shall be required to deliver to the Collateral Agent any certificates or instruments representing or evidencing, or any stock powers or other instruments of transfer in respect of, Equity Interests in any Subsidiary that is not a Material Subsidiary.

Section 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense and subject to the ABL Intercreditor Agreement, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Collateral and evidencing an amount equal to or in excess of $1,500,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b) Deposit Accounts. For each Deposit Account (other than (i) any Deposit Account that is Excluded Property and (ii) Deposit Accounts the daily balance in which does not at any time exceed $1,500,000 for any such account or $5,000,000 for all such accounts) that any Grantor at any time opens or maintains, such Grantor shall either

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within 90 days of the establishment of such Deposit Account (or such later date as the Collateral Agent shall agree) (i) cause the depositary bank to agree to comply with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of such Grantor or any other Person, pursuant to a Control Agreement reasonably satisfactory to the Collateral Agent, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank with respect to such Deposit Account, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such Deposit Account. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor unless an Event of Default has occurred and is continuing or, after giving effect to any withdrawal, would occur. The provisions of this paragraph shall not apply to any Deposit Account for which any Grantor, the depositary bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Collateral Agent for the specific purpose set forth therein.

(c) Investment Property. Except to the extent otherwise provided in Article II or in Section 3.03(h), if any Grantor shall at any time hold or acquire any Certificated Securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request. If any Securities constituting Collateral now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, upon the Collateral Agent’s request and following the occurrence of an Event of Default such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (but only to the extent such Securities and other Investment Property constitute Collateral) (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such Securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the Securities. If any Securities constituting Collateral, whether certificated or uncertificated, or other Investment Property are held by any Grantor or its nominee through a Securities Intermediary, such Grantor shall promptly notify the Collateral Agent thereof and at the Collateral Agent’s request and option, pursuant to a Control Agreement in form and substance reasonably satisfactory to the Collateral Agent shall either (within 90 days of the establishment of such Securities Account (or such later date as the Collateral Agent shall agree)) (i) cause such Securities Intermediary to agree to comply with Entitlement Orders or other instructions from the Collateral Agent to such Securities Intermediary as to such Security Entitlements without further consent of any Grantor, such nominee or any other Person, or (ii) arrange for the Collateral Agent to become the Entitlement Holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such Entitlement Orders or instructions or directions to any such issuer

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or Securities Intermediary and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing.

(d) Commercial Tort Claims. If any Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $3,000,000 or more, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor and provide supplements to Schedule II describing the details thereof and shall grant to the Collateral Agent a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

ARTICLE IV

Special Provisions Concerning Intellectual Property Collateral

Section 4.01. Grant of License to Use Intellectual Property. Without limiting the provisions of Section 3.01 or any other rights of the Collateral Agent as the holder of a Security Interest in any Intellectual Property Collateral, for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of rent, royalty or other compensation to the Grantors) to use, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located (whether or not any license agreement by and between any Grantor and any other Person relating to the use of such Intellectual Property Collateral may be terminated hereafter), and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, provided, however, that any license granted by the Collateral Agent to a third party shall include reasonable and customary terms necessary to preserve the existence, validity, and value of the affected Intellectual Property Collateral, including, without limitation, provisions requiring the continuing confidential handling of trade secrets, requiring the use of appropriate notices and prohibiting the use of false notices, protecting Trademarks in the manner set forth below (it being understood and agreed that, without limiting any other rights and remedies of the Collateral Agent under this Agreement, any other Credit Document or applicable law, nothing in the foregoing license grant shall be construed as granting the Collateral Agent rights in and to such Intellectual Property Collateral above and beyond (x) the rights to such Intellectual Property Collateral that each Grantor has reserved for itself and (y) in the case of Intellectual Property Collateral that is licensed to any such Grantor by a third party, the extent to which such Grantor has the right to grant a sublicense to such Intellectual Property Collateral hereunder). The use of such license by the Collateral Agent may only be exercised, at the option of the Collateral Agent, during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors

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notwithstanding any subsequent cure of an Event of Default. In the event the license set forth in this Section 4.01 is exercised with regard to any Trademarks, then the following shall apply: (i) all goodwill arising from any licensed or sublicensed use of any Trademark shall inure to the benefit of the Grantor; (ii) the licensed or sublicensed Trademarks shall only be used in association with goods or services of a quality and nature consistent with the quality and reputation with which such Trademarks were associated when used by Grantor prior to the exercise of the license rights set forth herein; and (iii) at the Grantor’s request and expense, licensees and sublicensees shall provide reasonable cooperation in any effort by the Grantor to maintain the registration or otherwise secure the ongoing validity and effectiveness of such licensed Trademarks, including, without limitation the actions and conduct described in Section 4.02. The license granted to the Collateral Agent herein shall be inapplicable to any Commercial Software License that constitutes Intellectual Property Collateral to the extent the applicable Grantor is prohibited by written agreement from granting a license in such Commercial Software License to the Collateral Agent, except to the extent such prohibition is ineffective (or deemed ineffective) under the UCC or other applicable law. Each Grantor irrevocably agrees that, in connection with any enforcement of the Collateral Agent’s rights under this Security Agreement, the Collateral Agent may sell any of such Grantor’s Inventory directly to any Person, including Persons that have previously purchased the Grantor’s Inventory from such Grantor, and in connection with any such sale or other enforcement of the Collateral Agent’s rights under this Security Agreement, may sell Inventory that bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor, and the Collateral Agent may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

Section 4.02. Protection of Collateral Agent’s Security. (a) Except to the extent permitted by Section 4.02(e), or to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other Governmental Authority located in the United States to (i) maintain the validity and enforceability of any registered Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

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(b) Except to the extent permitted by Section 4.02(e), or to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in case of a trade secret, lose its competitive value).

(c) Except to the extent permitted by Section 4.02(e), or to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, each Grantor shall take all steps to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

(d) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property Collateral after the Closing Date (the “After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto.

(e) Notwithstanding the foregoing provisions of this Section 4.02 or elsewhere in this Agreement, nothing in this Agreement shall prevent any Grantor from discontinuing the use or maintenance of any of its Intellectual Property Collateral, the enforcement of license agreements or the pursuit of actions against infringers, to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(f) Upon and during the continuance of an Event of Default, each Grantor shall, if requested by the Collateral Agent, use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

ARTICLE V

Remedies

Section 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to the ABL Intercreditor Agreement, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party under this Agreement, the UCC or other applicable law, and, subject to the ABL Intercreditor Agreement, also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent

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forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such exercise; (iv) withdraw any and all cash or other Collateral from any Collateral Account and apply such cash and other Collateral to the payment of any and all Secured Obligations in the manner provided in Section 5.02; (v) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate; and (vi) with respect to any Intellectual Property Collateral, on demand, cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Intellectual Property Collateral by the applicable Grantors to the Collateral Agent, or license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Intellectual Property Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine, provided, however, that such terms shall include all terms and restrictions that customarily required to ensure the continuing validity and effectiveness of the Intellectual Property Collateral at issue, such as, without limitation, notice, quality control and inurement provisions with regard to Trademarks, patent designation provisions with regard to patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software, and confidentiality protections for trade secrets. Each Grantor acknowledges and recognizes that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77, (as amended and in effect, the “Securities Act”) or the securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof, (b) private sales so made may be at prices and upon other terms less favorable to the seller than if such securities were sold at public sales, (c) neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Collateral for the period of time necessary to permit such securities to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. To the maximum extent permitted by applicable law, each Grantor hereby waives any claim against any Secured Party arising because the price at which any Collateral may have been sold at a private sale was less than the price that might have

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been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. The Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. In the event of a foreclosure or similar enforcement action by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition (including pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or any other applicable section of the Bankruptcy Code), the Collateral

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Agent (or any Lender, except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or any other applicable section of the Bankruptcy Code) may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities) shall be entitled, upon instructions from the Requisite Lenders, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold or licensed at any such sale or other disposition, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale or other disposition. For purposes of determining the Grantors’ rights in the Collateral, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full, provided, however, that such terms shall include terms and restrictions that are customarily required to ensure the continuing validity and effectiveness of the Intellectual Property Collateral at issue, such as, without limitation, quality control and inurement provisions with regard to Trademarks, patent designation provisions with regard to patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software, and protecting the confidentiality of trade secrets. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights (except in the case of a Bankruptcy Event of Default, in which case no such notice shall be required), for the purpose of, subject to the ABL Intercreditor Agreement, (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by Section 5.5 of the Credit Agreement or to pay any premium in whole or in part relating thereto. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 30 days of written demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

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By accepting the benefits of this Agreement and each other Collateral Document, the Secured Parties expressly acknowledge and agree that except with respect to the exercise of setoff rights of any Lender or with respect to a Secured Party’s right to file a proof of claim in any proceeding under the Debtor Relief Laws, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Obligations Guarantee, it being understood and agreed that all powers, rights and remedies under the Credit Documents may be exercised solely by the Administrative Agent or the Collateral Agent, as applicable, for the benefit of the Secured Parties in accordance with the terms thereof and that all powers, rights and remedies under the Collateral Documents may be exercised solely by the Collateral Agent for the benefit of the Secured Parties in accordance with the terms of this Agreement and the other Collateral Documents.

Section 5.02. Application of Proceeds. Subject to the ABL Intercreditor Agreement, the Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Collateral Agent or the Administrative Agent in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Credit Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel (to the extent required to be reimbursed pursuant to the terms of the Credit Documents), the repayment of all advances made by the Collateral Agent or the Administrative Agent hereunder or under any other Credit Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document;

SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations, including any attorneys fees and other expenses incurred by the Collateral Agent or any other Secured Party to collect such deficiencies (to the extent required to be reimbursed pursuant to the terms of the Credit Documents).

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ARTICLE VI

Miscellaneous

Section 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.1 of the Credit Agreement. All communications and notices hereunder to a Grantor other than the Borrower shall be given to it in care of the Borrower.

Section 6.02. Waivers; Amendment. (a) No failure or delay on the part of any Agent, the Arranger or any Lender in exercising any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver thereof or of any Default or Event of Default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege, or any abandonment or discontinuance of steps to enforce such power, right or privilege, preclude any other or further exercise thereof or the exercise of any other power, right or privilege. The powers, rights, privileges and remedies of the Agents, the Arranger or the Lenders hereunder and under the other Credit Documents are cumulative and shall be in addition to and independent of all powers, rights, privileges and remedies they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement or the making of any Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether any Agent, the Arranger or any Lender may have had notice or knowledge of such Default or Event of Default at the time.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.5 of the Credit Agreement.

(c) This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Credit Party hereunder.

Section 6.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.2 of the Credit Agreement.

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(b) Without limitation of its indemnification obligations under the other Credit Documents, each Grantor, jointly and severally, agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 10.3 of the Credit Agreement) against, and hold each Indemnitee harmless from any and all Indemnified Liabilities (as defined in the Credit Agreement) incurred by or asserted against any such Indemnitee, including those arising out of or in connection with (i) the execution, delivery, enforcement or performance of this Agreement or the other Collateral Documents or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing or the Collateral, and regardless of whether any Indemnitee is a party thereto; provided that no Grantor shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities (A) have been found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from (1) the gross negligence, bad faith or willful misconduct of such Indemnitee or its Related Parties or (2) a material breach of the express obligations of such Indemnitee or its Related Parties under the Credit Documents or (B) arise out of or in connection with any action, claim or proceeding not involving any Grantor or the equityholders or Affiliates of any Grantor (or the Related Parties of any Grantor) that is brought by an Indemnitee against another Indemnitee (other than against any Agent or the Arranger (or any holder of any other title or role) in its capacity as such). To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 6.03 may be unenforceable in whole or in part because they are violative of any law or public policy, the applicable Grantor shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. All amounts due under this Section 6.03 shall be payable within 30 days of written demand therefor.

(d) To the extent permitted by applicable law, (i) no Grantor shall assert, and each Grantor hereby waives, any claim against any Agent, the Arranger, any Lender or any Related Party of any of the foregoing and (ii) no Indemnitee shall assert, and each Indemnitee hereby waives, any claim against any Grantor or any Related Party of any Grantor, in each case, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or any duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to this Agreement or any other Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Indemnitee and each Grantor hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor; provided that nothing in this Section 6.03(d) shall diminish obligations of the Grantors under Section 6.03(a) or 6.03(b).

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(e) Each Grantor agrees that none of any Agent, the Arranger or any Lender or any Related Party of any of the foregoing will have any liability to any Grantor or any Person asserting claims on behalf of or in right of any Grantor or any other Person in connection with or as a result of this Agreement or any other Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith except (but subject to Section 6.03(d)), in the case of any Grantor, to the extent that any losses, claims, damages, liabilities or expenses have been found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Agent, the Arranger, or such Lender in performing its express obligations under this Agreement or any other Credit Document.

Section 6.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

Section 6.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Credit Parties in the Credit Documents and in the certificates or other documents delivered in connection with or pursuant to this Agreement or any other Credit Document shall be considered to have been relied upon by the Agents, the Arranger and the Lenders and shall survive the execution and delivery of the Credit Documents and the making of any Loans, regardless of any investigation made by any Agent, the Arranger or any Lender or on its behalf and notwithstanding that any Agent, the Arranger or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any Credit Document is executed and delivered or any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Section 6.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated by the Credit Documents, the repayment of the Loans, the expiration or termination of the Tranche B Term Loan Commitments or the termination of this Agreement or any provision hereof.

Section 6.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed by facsimile and in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic imaging transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a

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counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 6.07. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 6.08. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

Section 6.09. CONSENT TO JURISDICTION. SUBJECT TO CLAUSE (E) BELOW, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING HERETO OR ANY OTHER COLLATERAL DOCUMENT, OR ANY OF THE SECURED OBLIGATIONS, SHALL BE BROUGHT IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (SUBJECT TO CLAUSE (E) BELOW); (B) WAIVES ANY

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DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE AGENTS, THE ARRANGER AND THE LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY CREDIT DOCUMENT OR ANY EXERCISE OF REMEDIES IN RESPECT OF COLLATERAL OR THE ENFORCEMENT OF ANY JUDGMENT, AND HEREBY SUBMITS TO THE JURISDICTION OF, AND CONSENTS TO VENUE IN, ANY SUCH COURT.

Section 6.10. WAIVER OF RIGHT TO TRIAL BY JURY. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR THE RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 6.11 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER

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CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 6.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 6.12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination of a Guarantor’s obligations hereunder in accordance with the terms of Section 9.8 of the Credit Agreement, but without prejudice to reinstatement rights under Section 7.9 of the Credit Agreement, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 6.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations when all the outstanding Secured Obligations (other than contingent obligations not yet accrued and payable) have been paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement.

(b) A Guarantor Subsidiary shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Guarantor Subsidiary shall be automatically released in the circumstances set forth in Section 9.8(d) of the Credit Agreement.

(c) The Security Interest in any Collateral shall be automatically released in the circumstances set forth in Section 9.8(d) of the Credit Agreement.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section, the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 6.13 shall be without recourse to or warranty by the Collateral Agent.

34

(e) At any time that any Grantor desires that the Collateral Agent take any action described in paragraph (d) of this Section, such Grantor shall, upon request of the Collateral Agent, deliver to the Collateral Agent a certificate of an Authorized Officer of the Borrower certifying that the release of the applicable Collateral is permitted pursuant to paragraph (a), (b) or (c) of this Section. The Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of any Collateral by it as permitted (or which the Collateral Agent in good faith believes to be permitted) by this Section 6.13.

Section 6.14. Additional Grantors. Pursuant to Section 5.10 of the Credit Agreement, certain Restricted Subsidiaries of the Borrower that were not in existence on the date of the Credit Agreement are required to enter in this Agreement as Grantors. Upon execution and delivery by the Collateral Agent and a Restricted Subsidiary of a Pledge and Security Agreement Supplement, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any Pledge and Security Agreement Supplement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 6.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the true and lawful attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after the occurrence and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, subject to the ABL Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default and upon and after delivery of notice by the Collateral Agent to the Borrower of its intent to exercise such rights (unless a Bankruptcy Event of Default has occurred and is continuing, in which case no such notice shall be required), with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor: (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts or Payment Intangibles to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make

35

payment directly to the Collateral Agent or to a Collateral Account and adjust, settle or compromise the amount of payment of any Account or Payment Intangible; (h) to make, settle and adjust claims in respect of Collateral under policies of insurance and to endorse the name of such Grantor on any check, draft, instrument or any other item of payment with respect to the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their Related Parties shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Related Parties (as determined by the final non-appealable judgment of a court of competent jurisdiction).

Section 6.16. General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

Section 6.17. Recourse. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the Credit Agreement and the other Credit Documents and otherwise in writing in connection herewith or therewith, with respect to the Secured Obligations of each Secured Party. It is the desire and intent of each Grantor and each Secured Party that this Agreement shall be enforced against each Grantor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought.

36

Section 6.18. Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of Fixtures and real estate leases, letting and licenses of, and contracts, and agreements relating to the lease of, real estate, and the terms of this Agreement shall control in the case of all other Collateral.

Section 6.19. ABL Intercreditor Agreement; Possession and Control of ABL Priority Collateral. (a) Notwithstanding anything herein to the contrary, the Liens granted to the Collateral Agent pursuant to this Agreement and the exercise of the rights and remedies of the Collateral Agent hereunder and under any other Collateral Document are subject to the provisions of the ABL Intercreditor Agreement. In the event of any conflict between the terms of the ABL Intercreditor Agreement and this Agreement or any other Collateral Document, the terms of the ABL Intercreditor Agreement shall govern and control. Notwithstanding anything to the contrary herein, the Collateral Agent acknowledges and agrees that no Grantor shall be required to take or refrain from taking any action at the request of the Collateral Agent with respect to the Collateral if such action or inaction would be inconsistent with the terms of the ABL Intercreditor Agreement.

(b) Subject to (but without limiting) the foregoing, at any time prior to the Discharge of ABL Obligations, any provision hereof requiring Grantors to deliver possession of any ABL Priority Collateral to the Collateral Agent or its representatives, or to cause the Collateral Agent or its representatives to control any ABL Priority Collateral, shall be deemed to have been complied with if and for so long as the ABL Collateral Agent shall have such possession or control for the benefit of the Secured Parties and as bailee or sub-agent of the Collateral Agent as provided in the ABL Intercreditor Agreement; provided that the foregoing shall not affect obligations of the Grantors under Sections 3.04(b) and 3.04(c).

(c) Furthermore, at all times prior to the Discharge of ABL Obligations, the Collateral Agent is authorized by the parties hereto and the Secured Parties to effect transfers of ABL Priority Collateral at any time in its possession (and any “control” or similar agreements with respect to ABL Priority Collateral) to the ABL Collateral Agent.

(d) Notwithstanding anything to the contrary herein but subject to the ABL Intercreditor Agreement, in the event the ABL Loan Documents provides for the grant of a security interest or pledge over the assets of any Grantor and such assets do not otherwise constitute Collateral under this Agreement or any other Credit Document, such Grantor shall (i) promptly grant a security interest in or pledge such assets to secure the Secured Obligations, (ii) promptly take any actions necessary to perfect such security interest or pledge to the extent set forth in the ABL Loan Documents and (iii) take all other steps reasonably requested by the Collateral Agent in connection with the foregoing.

37

(e) Notwithstanding anything in this Agreement to the contrary (other than the foregoing provisions of this Section 6.19), references in this Agreement to the ABL Intercreditor Agreement (including any such references in Sections 5.01 and 5.02) shall not be deemed to limit, as between the Grantors and the Secured Parties, the rights, remedies and privileges available to the Collateral Agent and the other Secured Parties under or in respect of this Agreement or any other Collateral Document, it being acknowledged by the Grantors that (i) except to the extent expressly set forth in the ABL Intercreditor Agreement, none of the Grantors are a third party beneficiary of the ABL Intercreditor Agreement, no provision thereof inures to the benefit of the Grantors and no Grantor (or any creditor of any Grantor other than any ABL Claimholder or Term Claimholder (each as defined in the ABL Intercreditor Agreement)) has any rights thereunder or may rely on the terms hereof and (ii) except to the extent expressly set forth in the foregoing provisions of this Section 6.19, none of the Grantors shall be deemed to be a beneficiary of any limitation on the rights, remedies and privileges available to the Collateral Agent and the other Secured Parties under or in respect of this Agreement or any other Collateral Document that is based on a reference to the terms and conditions of the ABL Intercreditor Agreement. In furtherance of the foregoing, nothing contained in the ABL Intercreditor Agreement (and, subject to this Section 6.19, no reference in this Agreement to the ABL Intercreditor Agreement) shall be deemed to modify any of the provisions of this Agreement, which, as among the Grantors and the Collateral Agent shall remain in full force and effect in accordance with its terms (and which, in each case, shall be interpreted disregarding any such limitations).

38

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ENTEGRIS, INC.

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Executive Vice President & Chief Financial Officer

GUARANTOR SUBSIDIARIES:

ENTEGRIS PACIFIC LTD.

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Treasurer

ENTEGRIS SPECIALTY MATERIALS, LLC

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Executive Vice President

ENTEGRIS-JETALON SOLUTIONS, INC.

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Vice President

39

POCO GRAPHITE INTERNATIONAL, INC.

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Vice President

POCO GRAPHITE, INC.

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Vice President

ATMI, INC.

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Executive Vice President & Chief Financial Officer

ADVANCED TECHNOLOGY MATERIALS, INC.

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Executive Vice President & Chief Financial Officer

ATMI ECOSYS CORPORATION

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Executive Vice President & Chief Financial Officer

40

ATMI INTERNATIONAL HOLDINGS, INC.

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Executive Vice President & Chief Financial Officer

ATMI MATERIALS, INC.

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Executive Vice President & Chief Financial Officer

ATMI PACKAGING, INC.

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Executive Vice President & Chief Financial Officer

ATMI TAIWAN HOLDINGS, INC.

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Executive Vice President & Chief Financial Officer

ATMI BELGIUM HOLDINGS, INC.

By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
	Title:	Executive Vice President & Chief Financial Officer

41

GOLDMAN SACHS BANK USA, as Collateral Agent,

By:	/s/ Robert Ehudin
Authorized Signatory

42

Schedule I

PLEDGED EQUITY; PLEDGED DEBT

EQUITY INTERESTS

Credit Party	Issuer	Type of Organization	Number of Shares Owned	Total Shares Outstanding	Percentage of Interest Pledged	Certificate No. (if uncertificated, please indicate so)

PROMISSORY NOTES

Credit Party	Debtor	Type of Instrument	Outstanding Principal Amount

Schedule II

COMMERCIAL TORT CLAIMS

Schedule III

INTELLECTUAL PROPERTY

Registered Owner	Title	Registration Number	Registration Date
Advanced Technology Materials, Inc.	Global CVD materials : proposal and information package.	TXu001143382	9/26/2002

Advanced Technology Materials, Inc.	Global CVD materials : proposal and information package.	TXu001143383	9/26/2002

Advanced Technology Materials, Inc.	NOWTrak critical materials management systems.	TXu001144065	1/26/2004

Entegris – Jetalon Solutions, Inc.	CR-288_2812_Firmware	TXu001245464	6/3/2005

Entegris – Jetalon Solutions, Inc.	CR-288 calibration procedure	TXu001245465	6/3/2005

Entegris – Jetalon Solutions, Inc.	CR-288 assembly instructions	TXu001245466	6/3/2005

Entegris – Jetalon Solutions, Inc.	R-288 testing summary	TXu001245467	6/3/2005

Entegris – Jetalon Solutions, Inc.	Software and firmware test info	TXu001248074	6/3/2005

Entegris – Jetalon Solutions, Inc.	288-report	TXu001267767	1/18/2006

Entegris – Jetalon Solutions, Inc.	CR-288_2812_Firmware_v2.0	Txu001300251	1/18/2006

Entegris – Jetalon Solutions, Inc.	288 connect v3.5.1	TXu001322752	1/18/2006

Entegris – Jetalon Solutions, Inc.	148-connect V4 Software	TXu001580042	7/9/2008

Entegris – Jetalon Solutions, Inc.	288-Connect VB4 Software	TXu001580041	7/9/2008

Entegris – Jetalon Solutions, Inc.	NX148 Firmware.txt	TXu001580047	7/9/2008

Entegris – Jetalon Solutions, Inc.	CR288 Firmware	Txu001580048	7/9/2008

Entegris – Jetalon Solutions, Inc.	CS-928 Firmware 1.0	TXu001621993	1/29//2009

II.	Copyright Applications

None.

III.	Exclusive Copyright Licenses (where a Credit Party is a licensee)

None.

IV.	Patents

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	EXCHANGE RESISTANT METAL-ORGANIC PRECURSOR SOLUTIONS COMPRISING SAME	5,820,664	8/25/2006

Advanced Technology Materials, Inc.	Method of forming metal films on a substrate by chemical vapor deposition	6,110,529	6/7/1995

Advanced Technology Materials, Inc.	Alkane and polyamine solvent compositions for liquid delivery chemical vapor deposition	5,916,359	11/20/1997

Advanced Technology Materials, Inc.	ALKANE/POLYAMINE SOLVENT COMPOSITIONS FOR LIQUID DELIVERY CVD	6,444,264	1/30/2001

Advanced Technology Materials, Inc.	ALKANE/POLYAMINE SOLVENT COMPOSITIONS FOR LIQUID DELIVERY CVD	6,214,105	11/3/1998

Advanced Technology Materials, Inc.	LOW TEMPERATURE CHEMICAL VAPOR DEPOSITION PROCESS FOR FORMING BISMUTH-CONTAINING CERAMIC THIN FILMS USEFUL IN FERROELECTRIC MEMORY DEVICES	6,730,523	6/1/2001

Advanced Technology Materials, Inc.	LOW TEMPERATURE CHEMICAL VAPOR DEPOSITION PROCESS FOR FORMING BISMUTH-CONTAINING CERAMIC THIN FILMS USEFUL IN FERROELECTRIC MEMORY DEVICES	7,005,303	4/30/2004

Advanced Technology Materials, Inc.	LOW TEMPERATURE CHEMICAL VAPOR DEPOSITION PROCESS FOR FORMING BISMUTH-CONTAINING CERAMIC THIN FILMS USEFUL IN FERROELECTRIC MEMORY DEVICES	6,303,391	11/20/1997

Advanced Technology Materials, Inc.	Antimony/Lewis base adducts for Sb-ion implantation and formation of antimonide films	6,005,127	11/24/1997

Advanced Technology Materials, Inc.	Liquid reagent delivery system with constant thermal loading of vaporizer	6,099,653	12/12/1997

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	REAGENT SUPPLY VESSEL FOR CHEMICAL VAPOR DEPOSITION	6,077,356	12/17/1997

Advanced Technology Materials, Inc.	Liquid delivery system comprising upstream pressure control means	6,245,151	4/6/2000

Advanced Technology Materials, Inc.	Low pressure gas source and dispensing apparatus with enhanced diffusive/extractive means	5,851,270	5/20/1997

Advanced Technology Materials, Inc.	Bulk storage and dispensing system for fluids	5,961,697	5/20/1997

Advanced Technology Materials, Inc.	Fluid storage and dispensing vessel with modified high surface area solid as fluid storage medium	6,027,547	5/18/1998

Advanced Technology Materials, Inc.	Sorbent-based fluid storage and dispensing system with high efficiency sorbent medium	5,985,008	5/20/1998

Advanced Technology Materials, Inc.	Sorbent-based fluid storage and dispensing vessel with replaceable sorbent cartridge members	6,019,823	5/18/1998

Advanced Technology Materials, Inc.	FLUID DELIVERY SYSTEM AND METHOD OF DELIVERING A LOW CONCENTRATION FLUID TO A PROCESS FOR UTILIZATION OF SAME	6,110,257	5/18/1998

Advanced Technology Materials, Inc.	Sorbent-based fluid storage and dispensing vessel with enhanced heat transfer means	5,917,140	5/20/1997

Advanced Technology Materials, Inc.	Apparatus and process for manufacturing semiconductor devices, products and precursor structures utilizing sorbent-based fluid storage and dispensing	6,204,180	12/31/1997

Advanced Technology Materials, Inc.	METHOD OF MANUFACTURING FLUID STORAGE AND DISPENSING VESSEL AS WELL AS METHOD OF MANUFACTURING FLUID STORAGE AND DISPENSING APPARATUS	5,837,027	5/20/1997

Advanced Technology Materials, Inc.	Gas source and dispensing system	5,993,766	5/20/1997

Advanced Technology Materials, Inc.	Gas source and dispensing system with in situ monitoring of pressure and temperature	5,882,384	5/20/1997

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	Ex situ degassing and sorbate loading system for manufacture of sorbent-based fluid storage and dispensing apparatus	5,858,067	5/20/1997

Advanced Technology Materials, Inc.	Source reagent liquid delivery apparatus, and chemical vapor deposition system comprising same	5,711,816	6/7/1995

Advanced Technology Materials, Inc.	STORAGE AND DELIVERY SYSTEM FOR GASEOUS COMPOUNDS	5,518,528	10/13/1994

Advanced Technology Materials, Inc.	STORAGE AND DELIVERY SYSTEM FOR GASEOUS HYDRIDE, HALIDE AND ORGANOMETALLIC GROUP V COMPOUNDS	5,704,965	5/20/1996

Advanced Technology Materials, Inc.	STORAGE AND DELIVERY SYSTEM FOR GASEOUS HYDRIDE, HALIDE AND ORGANOMETALLIC GROUP V COMPOUNDS	5,704,967	5/20/1996

Advanced Technology Materials, Inc.	STORAGE AND DELIVERY SYSTEM FOR GASEOUS HYDRIDE, HALIDE AND ORGANOMETALLIC GROUP V COMPOUNDS	5,707,424	11/1/1996

Advanced Technology Materials, Inc.	STORAGE AND DELIVERY SYSTEM FOR GASEOUS HYDRIDE, HALIDE AND ORGANOMETALLIC GROUP V COMPOUNDS	5,935,305	4/11/1997

Advanced Technology Materials, Inc.	STORAGE AND DELIVERY SYSTEM FOR GASEOUS HYDRIDE, HALIDE AND ORGANOMETALLIC GROUP V COMPOUNDS	6,132,492	5/21/1998

Advanced Technology Materials, Inc.	SORBENT-BASED GAS STORAGE AND DELIVERY SYSTEM FOR DISPENSING OF HIGH-PURITY GAS	6,406,519	5/3/2000

Advanced Technology Materials, Inc.	SORBENT-BASED GAS STORAGE AND DELIVERY SYSTEM FOR DISPENSING OF HIGH-PURITY GAS	6,540,819	12/5/2001

Advanced Technology Materials, Inc.	Sorbent-based gas storage and delivery system	6,660,063	5/16/2002

Advanced Technology Materials, Inc.	Electron-emitting devices utilizing electron-emissive particles which typically contain carbon	5,608,283	6/29/1994

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	Structure and fabrication of electron-emitting devices utilizing electron-emissive particles which typically contain carbon	5,900,301	1/3/1997

Advanced Technology Materials, Inc.	High capacity gas storage and dispensing system	5,761,910	5/20/1997

Advanced Technology Materials, Inc.	High capacity gas storage and dispensing system	5,916,245	4/7/1998

Advanced Technology Materials, Inc.	INTEGRATED CIRCUIT DEVICES AND METHODS EMPLOYING AMORPHOUS SILICON CARBIDE RESISTOR MATERIALS	6,031,250	12/20/1995

Advanced Technology Materials, Inc.	INTEGRATED CIRCUIT DEVICES AND METHODS EMPLOYING AMORPHOUS SILICON CARBIDE RESISTOR MATERIALS	6,680,489	4/25/2000

Advanced Technology Materials, Inc.	INTEGRATED CIRCUIT DEVICES AND METHODS EMPLOYING AMORPHOUS SILICON CARBIDE RESISTOR MATERIALS	6,268,229	12/14/1999

Advanced Technology Materials, Inc.	High-dielectric-constant material electrodes comprising thin platinum layers	5,566,045	8/1/1994

Advanced Technology Materials, Inc.	High-dielectric-constant material electrodes comprising thin platinum layers	5,576,928	6/7/1995

Advanced Technology Materials, Inc.	High-dielectric-constant material electrodes comprising thin platinum layers	5,581,436	6/7/1995

Advanced Technology Materials, Inc.	TANTALUM AND NIOBIUM REAGENTS USEFUL IN CHEMICAL VAPOR DEPOSITION PROCESSES, AND PROCESS FOR DEPOSITING COATINGS USING THE SAME	5,679,815	9/16/1994

Advanced Technology Materials, Inc.	TANTALUM AND NIOBIUM REAGENTS USEFUL IN CHEMICAL VAPOR DEPOSITION PROCESSES, AND PROCESS FOR DEPOSITING COATINGS USING THE SAME	5,677,002	5/30/1995

Advanced Technology Materials, Inc.	Platinum source compositions for chemical vapor deposition of platinum	5,783,716	6/28/1996

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	Platinum source compositions for chemical vapor deposition of platinum	6,162,712	1/16/1998

Advanced Technology Materials, Inc.	Digital chemical vapor deposition (CVD) method for forming a multi-component oxide layer	5,972,430	11/26/1997

Advanced Technology Materials, Inc.	Interiorly partitioned vapor injector for delivery of source reagent vapor mixtures for chemical vapor deposition	5,741,363	3/22/1996

Advanced Technology Materials, Inc.	TANTALUM AMIDE PRECURSORS FOR DEPOSITION OF TANTALUM NITRIDE ON A SUBSTRATE	6,015,917	1/23/1998

Advanced Technology Materials, Inc.	TANTALUM AMIDE PRECURSORS FOR DEPOSITION OF TANTALUM NITRIDE ON A SUBSTRATE	6,379,748	1/23/1998

Advanced Technology Materials, Inc.	Liquid delivery system, heater apparatus for liquid delivery system, and vaporizer	5,882,416	6/19/1997

Advanced Technology Materials, Inc.	Method of forming bismuth-containing films by using bismuth amide compounds	5,902,639	3/31/1997

Advanced Technology Materials, Inc.	Diffusion barriers between noble metal electrodes and metallization layers, and integrated circuit and semiconductor devices comprising same	6,320,213	8/29/2000

Advanced Technology Materials, Inc.	Growth of BaSrTiO.sub.3 using polyamine-based precursors	5,919,522	4/8/1997

Advanced Technology Materials, Inc.	Precursor compositions for ion implantation of antimony and ion implantation process utilizing same	5,972,743	12/3/1996

Advanced Technology Materials, Inc.	Multiple vaporizer reagent supply system for chemical vapor deposition utilizing dissimilar precursor compositions	5,876,503	11/27/1996

Advanced Technology Materials, Inc.	Electron emitters coated with carbon containing layer	6,356,014	3/27/1997

Advanced Technology Materials, Inc.	Fabrication of electron emitters coated with material such as carbon	6,379,210	11/29/2000

Advanced Technology Materials, Inc.	Composition and method for forming thin film ferrite layers on a substrate	6,030,454	3/28/1997

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	Compositions and method for forming doped A-site deficient thin-film manganate layers on a substrate	6,117,571	3/28/1997

Advanced Technology Materials, Inc.	Compositions and method for forming doped A-site deficient thin-film manganate layers on a substrate	7,029,724	3/28/1997

Advanced Technology Materials, Inc.	Method for nucleation controlled chemical vapor deposition of metal oxide ferroelectric thin films	6,010,744	12/23/1997

Advanced Technology Materials, Inc.	Method for the selective deposition of bismuth based ferroelectric thin films by chemical vapor deposition	6,120,846	12/23/1997

Advanced Technology Materials, Inc.	Anhydrous mononuclear tris(.beta.-diketonate) bismuth compositions for deposition of bismuth-containing films, and method of making the same	5,859,274	10/30/1997

Advanced Technology Materials, Inc.	Lewis base adducts of anhydrous mononuclear tris(.beta.-diketonate) bismuth compositions for deposition of bismuth-containing films, and method of mak	6,111,124	12/31/1998

Advanced Technology Materials, Inc.	Apparatus and method for the in-situ generation of dopants	6,001,172	8/5/1997

Advanced Technology Materials, Inc.	Chemical vapor deposition process for fabrication of hybrid electrodes	6,284,654	4/16/1998

Advanced Technology Materials, Inc.	Stable hydride source compositions for manufacture of semiconductor devices and structures	6,319,565	6/26/2000

Advanced Technology Materials, Inc.	Method of forming sidewall capacitance structure	6,033,919	10/22/1997

Advanced Technology Materials, Inc.	PROCESS FOR FABRICATING A SORBENT-BASED GAS STORAGE AND DISPENSING SYSTEM, UTILIZING SORBENT MATERIAL PRETREATMENT	6,083,298	8/31/1998

Advanced Technology Materials, Inc.	Article comprising a capacitor with non-perovskite Sr-Ba-Ti oxide dielectric thin film	5,932,905	11/26/1997

Advanced Technology Materials, Inc.	Article comprising a capacitor with non-perovskite Sr-Ba-Ti oxide dielectric thin film	6,277,436	12/18/1998

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	SYSTEM AND METHOD FOR FLUID STORAGE AND DISPENSING	6,101,816	4/28/1998

Advanced Technology Materials, Inc.	SYSTEM AND METHOD FOR FLUID STORAGE AND DISPENSING	6,089,027	4/28/1999

Advanced Technology Materials, Inc.	SYSTEM AND METHOD FOR FLUID STORAGE AND DISPENSING	6,343,476	4/19/2000

Advanced Technology Materials, Inc.	Chemical refill system for high purity chemicals	6,199,599	6/4/1999

Advanced Technology Materials, Inc.	Chemical refill system for high purity chemicals	6,296,025	11/13/2000

Advanced Technology Materials, Inc.	Chemical refill system for high purity chemicals	6,296,026	11/13/2000

Advanced Technology Materials, Inc.	Chemical refill system for high purity chemicals	6,457,494	9/7/2001

Advanced Technology Materials, Inc.	Group II MOCVD source reagents, and method of forming Group II metal-containing films utilizing same	6,111,122	4/28/1998

Advanced Technology Materials, Inc.	Liquid chemical dispensing system with sensor	5,875,921	3/12/1997

Advanced Technology Materials, Inc.	Amorphously deposited metal oxide ceramic films	6,713,797	11/23/1998

Advanced Technology Materials, Inc.	Sputtering process for the conformal deposition of a metallization or insulating layer	6,100,200	12/21/1998

Advanced Technology Materials, Inc.	Adhesion promotion method for CVD copper metallization in IC applications	6,645,860	11/1/2001

Advanced Technology Materials, Inc.	Method of controlled chemical vapor deposition of a metal oxide ceramic layer	6,787,186	12/14/1998

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	INDIUM SOURCE REAGENT COMPOSITIONS, AND USE THEREOF FOR DEPOSITION OF INDIUM-CONTAINING FILMS ON SUBSTRATES AND ION IMPLANTATION…	6,204,402	12/22/1998

Advanced Technology Materials, Inc.	Flat-panel display having spacer with rough face for inhibiting secondary electron escape	6,617,772	12/11/1998

Advanced Technology Materials, Inc.	Flat-panel display having spacer with rough face for inhibiting secondary electron escape	7,090,554	6/24/2003

Advanced Technology Materials, Inc.	Multi-component mixtures for manufacturing of in situ doped borophosphosilicate	6,030,445	5/15/1998

Advanced Technology Materials, Inc.	Multi-component mixtures for manufacturing of in situ doped borophosphosilicate	6,228,159	12/30/1999

Advanced Technology Materials, Inc.	BULK CHEMICAL DELIVERY SYSTEM	6,435,229	9/1/2000

Advanced Technology Materials, Inc.	BULK CHEMICAL DELIVERY SYSTEM	6,637,475	7/30/2002

Advanced Technology Materials, Inc.	BULK CHEMICAL DELIVERY SYSTEM	5,964,254	7/11/1997

Advanced Technology Materials, Inc.	BULK CHEMICAL DELIVERY SYSTEM	6,047,744	6/8/1999

Advanced Technology Materials, Inc.	CHEMICAL DELIVERY SYSTEM HAVING PURGE SYSTEM UTILIZING MULTIPLE PURGE TECHNIQUES	6,029,718	6/26/1998

Advanced Technology Materials, Inc.	CHEMICAL DELIVERY SYSTEM HAVING PURGE SYSTEM UTILIZING MULTIPLE PURGE TECHNIQUES	6,192,919	12/30/1999

Advanced Technology Materials, Inc.	Chemical cabinet employing air flow baffles	6,105,606	8/28/1998

Advanced Technology Materials, Inc.	Container chemical guard	6,520,218	9/3/1998

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	SCALABLE LEAD ZIRCONIUM TITANATE (PZT) THIN FILM MATERIAL AND DEPOSITION METHOD, AND FERROELECTRIC MEMORY DEVICE STRUCTURES COMPRISING SUCH THIN FILM	6,316,797	2/19/1999

Advanced Technology Materials, Inc.	SCALABLE LEAD ZIRCONIUM TITANATE (PZT) THIN FILM MATERIAL AND DEPOSITION METHOD, AND FERROELECTRIC MEMORY DEVICE STRUCTURES COMPRISING SUCH THIN FILM	6,984,417	8/1/2001

Advanced Technology Materials, Inc.	SCALABLE LEAD ZIRCONIUM TITANATE (PZT) THIN FILM MATERIAL AND DEPOSITION METHOD, AND FERROELECTRIC MEMORY DEVICE STRUCTURES COMPRISING SUCH THIN FILM	7,344,589	1/10/2006

Advanced Technology Materials, Inc.	SCALABLE LEAD ZIRCONIUM TITANATE (PZT) THIN FILM MATERIAL AND DEPOSITION METHOD, AND FERROELECTRIC MEMORY DEVICE STRUCTURES COMPRISING SUCH THIN FILM	7,705,382	10/26/2007

Advanced Technology Materials, Inc.	SCALABLE LEAD ZIRCONIUM TITANATE (PZT) THIN FILM MATERIAL AND DEPOSITION METHOD, AND FERROELECTRIC MEMORY DEVICE STRUCTURES COMPRISING SUCH THIN FILM	7,862,857	4/27/2010

Advanced Technology Materials, Inc.	SCALABLE LEAD ZIRCONIUM TITANATE (PZT) THIN FILM MATERIAL AND DEPOSITION METHOD, AND FERROELECTRIC MEMORY DEVICE STRUCTURES COMPRISING SUCH THIN FILM	8,501,976	12/23/2010

Advanced Technology Materials, Inc.	Low temperature CVD processes for preparing ferroelectric films using Bi alcoxides	6,500,489	12/9/1998

Advanced Technology Materials, Inc.	Method of and system for sub-atmospheric gas delivery with backflow control	6,155,289	5/7/1999

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	Method of and system for sub-atmospheric gas delivery with backflow control	6,253,783	10/24/2000

Advanced Technology Materials, Inc.	Tetrahydrofuran-adducted group II .beta.-diketonate complexes as source reagents for chemical vapor deposition	6,504,015	2/21/2001

Advanced Technology Materials, Inc.	MOCVD of SBT using toluene based solvent system for precursor delivery	6,660,331	12/7/2001

Advanced Technology Materials, Inc.	Liquid chemical dispensing system with pressurization	6,206,240	3/23/1999

Advanced Technology Materials, Inc.	Auto-switching gas delivery system utilizing sub-atmospheric pressure gas supply vessels	6,302,139	7/16/1999

Advanced Technology Materials, Inc.	MOCVD of SBT using tetrahydrofuran-based solvent system for precursor delivery	6,511,706	11/16/1999

Advanced Technology Materials, Inc.	Post plasma ashing wafer cleaning formulation	7,534,752	9/17/2001

Advanced Technology Materials, Inc.	Formulations including a 1, 3-dicarbonyl compound chelating agent for stripping residues from semiconductor substrates	6,211,126	8/20/1999

Advanced Technology Materials, Inc.	Formulations including a 1, 3-dicarbonyl compound chelating agent for stripping residues from semiconductor substrates	6,566,315	12/5/2001

Advanced Technology Materials, Inc.	Formulations including a 1, 3-dicarbonyl compound chelating agent for stripping residues from semiconductor substrates	6,660,700	11/15/2001

Advanced Technology Materials, Inc.	Aqueous ammonium fluoride and amine containing compositions for cleaning inorganic residues on semiconductor substrates	6,224,785	8/29/1997

Advanced Technology Materials, Inc.	Aqueous ammonium fluoride and amine containing compositions for cleaning inorganic residues on semiconductor substrates	6,896,826	10/23/2001

Advanced Technology Materials, Inc.	Aqueous ammonium fluoride and amine containing compositions for cleaning inorganic residues on semiconductor substrates	7,605,113	5/24/2005

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	AQUEOUS CLEANING COMPOSITION CONTAINING COPPER-SPECIFIC CORROSION INHIBITOR FOR CLEANING INORGANIC RESIDUES ON SEMICONDUCTOR SUBSTRATE	8,293,694	10/19/2009

Advanced Technology Materials, Inc.	Aqueous ammonium fluoride and amine containing compositions for cleaning inorganic residues on semiconductor substrates	6,967,169	6/4/2004

Advanced Technology Materials, Inc.	Aqueous ammonium fluoride and amine containing compositions for cleaning inorganic residues on semiconductor substrates	7,662,762	1/24/2005

Advanced Technology Materials, Inc.	Aqueous ammonium fluoride and amine containing compositions for cleaning inorganic residues on semiconductor substrates	6,755,989	3/27/2001

Advanced Technology Materials, Inc.	Ammonium borate containing compositions for stripping residues from semiconductor substrates	6,875,733	3/3/2003

Advanced Technology Materials, Inc.	Selective silicon oxide etchant formulation including fluoride salt, chelating agent, and glycol solvent	6,383,410	8/8/2001

Advanced Technology Materials, Inc.	Selective silicon oxide etchant formulation including fluoride salt, chelating agent, and glycol solvent	6,280,651	12/16/1998

Advanced Technology Materials, Inc.	Boric acid containing compositions for stripping residues from semiconductor substrates	6,492,310	3/7/2001

Advanced Technology Materials, Inc.	Boric acid containing compositions for stripping residues from semiconductor substrates	6,599,870	6/25/2002

Advanced Technology Materials, Inc.	SOURCE REAGENT COMPOSITION AND METHOD FOR CHEMICAL VAPOR DEPOSITION FORMATION OR ZR/HF SILICATE GATE DIELECTRIC THIN FILMS	6,399,208	6/4/2002

Advanced Technology Materials, Inc.	Planarization composition for removing metal films	6,267,909	10/12/1999

Advanced Technology Materials, Inc.	Preparation of high performance silica slurry using a centrifuge	6,802,983	9/17/2001

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	Low temperature process for high density thin film integrated capacitors and amorphously frustrated ferroelectric materials therefor	6,348,705	12/22/1999

Advanced Technology Materials, Inc.	Fluid storage and dispensing system	6,500,238	8/10/2000

Advanced Technology Materials, Inc.	Gas cabinet assembly comprising back migration scrubber unit	6,471,750	8/8/2001

Advanced Technology Materials, Inc.	Fluid storage and dispensing system featuring externally adjustable regulator assembly for high flow dispensing	6,474,076	11/12/2001

Advanced Technology Materials, Inc.	Fluid storage and dispensing system featuring interiorly disposed and exteriorly adjustable regulator for high flow dispensing of gas	6,257,000	3/22/2000

Advanced Technology Materials, Inc.	PERMEABLE GAS ASSEMBLY FOR GAS DELIVERY	6,935,354	12/9/2002

Advanced Technology Materials, Inc.	PERMEABLE GAS ASSEMBLY FOR GAS DELIVERY	7,370,661	8/29/2005

Advanced Technology Materials, Inc.	Adsorbents for low vapor pressure fluid storage and delivery	6,620,225	1/10/2002

Advanced Technology Materials, Inc.	Adsorbents for low vapor pressure fluid storage and delivery	7,048,785	1/10/2002

Advanced Technology Materials, Inc.	Channelized sorbent media, and methods of making same	6,764,755	12/17/2001

Advanced Technology Materials, Inc.	Chemical method for removal and analysis of boron impurities in tetraethylorthosilicate (TEOS)	6,458,984	3/31/2000

Advanced Technology Materials, Inc.	Silicon reagents and low temperature CVD method of forming silicon-containing gate dielectric materials using same	6,736,993	4/18/2000

Advanced Technology Materials, Inc.	FLUID DISTRIBUTION SYSTEM AND PROCESS, AND SEMICONDUCTOR FABRICATION FACILITY UTILIZING SAME	6,453,924	7/24/2000

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	FLUID DISTRIBUTION SYSTEM AND PROCESS, AND SEMICONDUCTOR FABRICATION FACILITY UTILIZING SAME	6,561,213	6/5/2001

Advanced Technology Materials, Inc.	FLUID STORAGE AND DISPENSING SYSTEM FEATURING EX SITU STRAIN GAUGE PRESSURE MONITORING ASSEMBLY	6,494,343	2/15/2001

Advanced Technology Materials, Inc.	FLUID STORAGE AND DELIVERY SYSTEM UTILIZING LOW HEELS CARBON SORBENT MEDIUM	6,592,653	11/12/2001

Advanced Technology Materials, Inc.	Non-plasma in-situ cleaning of processing chambers using static flow methods	6,620,256	11/8/2000

Advanced Technology Materials, Inc.	Thermal regulation of an ion implantation system	6,670,623	3/7/2001

Advanced Technology Materials, Inc.	Double chamber ion implantation system	6,545,419	3/7/2001

Advanced Technology Materials, Inc.	FOR POSITIONING A LIQUID LEVEL SENSOR	6,599,447	11/29/2000

Advanced Technology Materials, Inc.	Barrier structures for integration of high K oxides with Cu and Al electrodes	6,900,498	5/8/2001

Advanced Technology Materials, Inc.	APPARATUS AND METHOD FOR MINIMIZING THE GENERATION OF PARTICLES IN ULTRAPURE LIQUIDS	7,188,644	5/3/2002

Advanced Technology Materials, Inc.	SOURCE REAGENT COMPOSITIONS FOR CVD FORMATION OF HIGH DIELECTRIC CONSTANT AND FERROELECTRIC METAL OXIDE THIN FILMS AND METHOD OF USING SAME	6,623,656	2/26/2001

Advanced Technology Materials, Inc.	SOURCE REAGENT COMPOSITIONS FOR CVD FORMATION OF HIGH DIELECTRIC CONSTANT AND FERROELECTRIC METAL OXIDE THIN FILMS AND METHOD OF USING SAME	7,094,284	7/17/2001

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	SYSTEM FOR IN-SITU GENERATION OF FLUORINE RADICALS AND/OR FLUORINE-CONTAINING INTERHALOGEN (XFn) COMPOUNDS FOR USE IN CLEANING SEMICONDUCTOR PROCESSIN	6,841,141	9/26/2002

Advanced Technology Materials, Inc.	SOURCE REAGENT COMPOSITIONS FOR CVD FORMATION OF GATE DIELECTRIC THIN FILMS USING AMIDE PRECURSORS AND METHOD OF USING SAME	6,869,638	9/18/2001

Advanced Technology Materials, Inc.	METHOD FOR REMOVAL OF IMPURITIES IN CYCLIC SILOXANES USEFUL AS PRECURSORS FOR LOW DIELECTRIC CONSTANT THIN FILMS	7,423,166	8/28/2003

Advanced Technology Materials, Inc.	METHOD FOR REMOVAL OF IMPURITIES IN CYCLIC SILOXANES USEFUL AS PRECURSORS FOR LOW DIELECTRIC CONSTANT THIN FILMS	7,108,771	12/13/2001

Advanced Technology Materials, Inc.	Abrasive free formulations for chemical mechanical polishing of copper and associated materials and method of using same	6,800,218	8/23/2001

Advanced Technology Materials, Inc.	Chemical mechanical polishing compositions for metal and associated materials and method of using same	6,692,546	8/17/2001

Advanced Technology Materials, Inc.	Chemical mechanical polishing compositions for metal and associated materials and method of using same	7,029,373	8/14/2001

Advanced Technology Materials, Inc.	LIQUID HANDLING SYSTEM WITH ELECTRONIC INFORMATION STORAGE	7,702,418	12/19/2003

Advanced Technology Materials, Inc.	LIQUID HANDLING SYSTEM WITH ELECTRONIC INFORMATION STORAGE	8,150,549	2/17/2010

Advanced Technology Materials, Inc.	LIQUID HANDLING SYSTEM WITH ELECTRONIC INFORMATION STORAGE	7,747,344	5/3/2002

Advanced Technology Materials, Inc.	LIQUID HANDLING SYSTEM WITH ELECTRONIC INFORMATION STORAGE	7,664,568	3/8/2005

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	LIQUID HANDLING SYSTEM WITH ELECTRONIC INFORMATION STORAGE	6,879,876	6/13/2001

Advanced Technology Materials, Inc.	Supercritical fluid-based cleaning compositions and methods	7,485,611	5/6/2003

Advanced Technology Materials, Inc.	APPARATUS AND METHOD FOR DISPENSING HIGH VISCOSITY LIQUID	7,025,234	9/19/2002

Advanced Technology Materials, Inc.	Supercritical fluid-assisted deposition of materials on semiconductor substrates	7,294,528	3/11/2005

Advanced Technology Materials, Inc.	Supercritical fluid-assisted deposition of materials on semiconductor substrates	7,030,168	12/31/2001

Advanced Technology Materials, Inc.	Supercritical fluid-assisted deposition of materials on semiconductor substrates	7,119,418	7/31/2003

Advanced Technology Materials, Inc.	NON-FLUORIDE CONTAINING SUPERCRITICAL FLUID COMPOSITION FOR REMOVAL OF ION-IMPLANT PHOTORESIST	7,326,673	11/25/2002

Advanced Technology Materials, Inc.	NICKEL-COATED FREE-STANDING SILICON CARBIDE STRUCTURE FOR SENSING FLUORO OR HALOGEN SPECIES IN SEMICONDUCTOR PROCESSING SYSTEMS, AND PROCESSES OF MAKI	7,296,458	2/23/2004

Advanced Technology Materials, Inc.	APPARATUS AND PROCESS FOR SENSING TARGET GAS SPECIES IN SEMICONDUCTOR PROCESSING SYSTEMS	7,228,724	1/16/2004

Advanced Technology Materials, Inc.	APPARATUS AND PROCESS FOR SENSING FLUORO SPECIES IN SEMICONDUCTOR PROCESSING SYSTEMS	7,080,545	10/17/2002

Advanced Technology Materials, Inc.	APPARATUS AND PROCESS FOR SENSING FLUORO SPECIES IN SEMICONDUCTOR PROCESSING SYSTEMS	8,109,130	8/7/2009

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	APPARATUS AND PROCESS FOR SENSING FLUORO SPECIES IN SEMICONDUCTOR PROCESSING SYSTEMS	7,475,588	2/14/2005

Advanced Technology Materials, Inc.	APPARATUS AND PROCESS FOR SENSING FLUORO SPECIES IN SEMICONDUCTOR PROCESSING SYSTEMS	7,296,460	2/14/2005

Advanced Technology Materials, Inc.	Method for trace water analysis in cyclic siloxanes useful as precursors for low dielectric constant thin films	7,189,571	3/27/2002

Advanced Technology Materials, Inc.	RETURNABLE AND REUSABLE, BAG-IN-DRUM FLUID STORAGE AND DISPENSING CONTAINER SYSTEM	6,698,619	5/3/2002

Advanced Technology Materials, Inc.	RETURNABLE AND REUSABLE, BAG-IN-DRUM FLUID STORAGE AND DISPENSING CONTAINER SYSTEM	6,942,123	1/20/2004

Advanced Technology Materials, Inc.	RETURNABLE AND REUSABLE, BAG-IN-DRUM FLUID STORAGE AND DISPENSING CONTAINER SYSTEM	7,316,329	9/13/2005

Advanced Technology Materials, Inc.	RECTANGULAR PARALLELEPIPED FLUID STORAGE AND DISPENSING VESSEL	6,991,671	12/9/2002

Advanced Technology Materials, Inc.	RECTANGULAR PARALLELEPIPED FLUID STORAGE AND DISPENSING VESSEL	D545393	9/2/2004

Advanced Technology Materials, Inc.	RECTANGULAR PARALLELEPIPED FLUID STORAGE AND DISPENSING VESSEL	7,501,010	9/15/2005

Advanced Technology Materials, Inc.	RECTANGULAR PARALLELEPIPED FLUID STORAGE AND DISPENSING VESSEL	7,972,421	3/10/2009

Advanced Technology Materials, Inc.	RECTANGULAR PARALLELEPIPED FLUID STORAGE AND DISPENSING VESSEL	8,506,689	6/26/2011

Advanced Technology Materials, Inc.	INFRARED THERMOPILE DETECTOR SYSTEM FOR SEMICONDUCTOR PROCESS MONITORING AND CONTROL	6,617,175	5/8/2002

Advanced Technology Materials, Inc.	INFRARED THERMOPILE DETECTOR SYSTEM FOR SEMICONDUCTOR PROCESS MONITORING AND CONTROL	7,129,519	9/23/2003

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	MONITORING SYSTEM COMPRISING INFRARED THERMOPILE DETECTOR	7,351,976	10/31/2006

Advanced Technology Materials, Inc.	MONITORING SYSTEM COMPRISING INFRARED THERMOPILE DETECTOR	7,723,685	4/1/2008

Advanced Technology Materials, Inc.	MONITORING SYSTEM COMPRISING INFRARED THERMOPILE DETECTOR	7,011,614	7/18/2003

Advanced Technology Materials, Inc.	MONITORING SYSTEM COMPRISING INFRARED THERMOPILE DETECTOR	6,821,795	12/9/2003

Advanced Technology Materials, Inc.	MONITORING SYSTEM COMPRISING INFRARED THERMOPILE DETECTOR	7,172,918	12/9/2003

Advanced Technology Materials, Inc.	Br2SbCH3 a solid source ion implant and CVD precursor	6,767,830	8/7/2002

Advanced Technology Materials, Inc.	VAPORIZER DELIVERY AMPOULE	6,921,062	7/23/2002

Advanced Technology Materials, Inc.	METHOD AND APPARATUS TO HELP PROMOTE CONTACT OF GAS WITH VAPORIZED MATERIAL	7,487,956	10/30/2007

Advanced Technology Materials, Inc.	METHOD AND APPARATUS TO HELP PROMOTE CONTACT OF GAS WITH VAPORIZED MATERIAL	7,828,274	1/23/2009

Advanced Technology Materials, Inc.	METHOD AND APPARATUS TO HELP PROMOTE CONTACT OF GAS WITH VAPORIZED MATERIAL	8,128,073	11/5/2010

Advanced Technology Materials, Inc.	METHOD AND APPARATUS TO HELP PROMOTE CONTACT OF GAS WITH VAPORIZED MATERIAL	8,444,120	2/16/2012

Advanced Technology Materials, Inc.	METHOD AND APPARATUS TO HELP PROMOTE CONTACT OF GAS WITH VAPORIZED MATERIAL	7,300,038	6/1/2004

Advanced Technology Materials, Inc.	METHOD AND APPARATUS TO HELP PROMOTE CONTACT OF GAS WITH VAPORIZED MATERIAL	7,556,244	8/28/2007

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	PRESSURE-BASED GAS DELIVERY SYSTEM AND METHOD FOR REDUCING RISKS ASSOCIATED WITH STORAGE AND DELIVERY OF HIGH PRESSURE GASES	6,857,447	6/10/2002

Advanced Technology Materials, Inc.	PRESSURE-BASED GAS DELIVERY SYSTEM AND METHOD FOR REDUCING RISKS ASSOCIATED WITH STORAGE AND DELIVERY OF HIGH PRESSURE GASES	7,328,716	2/22/2005

Advanced Technology Materials, Inc.	PRESSURE-BASED GAS DELIVERY SYSTEM AND METHOD FOR REDUCING RISKS ASSOCIATED WITH STORAGE AND DELIVERY OF HIGH PRESSURE GASES	7,614,421	2/23/2006

Advanced Technology Materials, Inc.	PRESSURE-BASED GAS DELIVERY SYSTEM AND METHOD FOR REDUCING RISKS ASSOCIATED WITH STORAGE AND DELIVERY OF HIGH PRESSURE GASES	7,798,168	11/10/2009

Advanced Technology Materials, Inc.	Composition and process for wet stripping removal of sacrificial anti-reflective material	6,849,200	7/23/2002

Advanced Technology Materials, Inc.	Gas storage and dispensing system for variable conductance dispensing of gas at constant flow rate	7,284,564	12/19/2005

Advanced Technology Materials, Inc.	Porogen material	7,342,295	3/3/2005

Advanced Technology Materials, Inc.	Porogen material	7,456,488	11/21/2002

Advanced Technology Materials, Inc.	GAS STORAGE AND DISPENSING SYSTEM WITH MONOLITHIC CARBON ADSORBENT	6,743,278	12/10/2002

Advanced Technology Materials, Inc.	GAS STORAGE AND DISPENSING SYSTEM WITH MONOLITHIC CARBON ADSORBENT	7,494,530	4/11/2005

Advanced Technology Materials, Inc.	GAS STORAGE AND DISPENSING SYSTEM WITH MONOLITHIC CARBON ADSORBENT	8,002,880	2/24/2009

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	GAS STORAGE AND DISPENSING SYSTEM WITH MONOLITHIC CARBON ADSORBENT	8,282,714	8/23/2011

Advanced Technology Materials, Inc.	GAS STORAGE AND DISPENSING SYSTEM WITH MONOLITHIC CARBON ADSORBENT	6,939,394	1/29/2004

Advanced Technology Materials, Inc.	GAS STORAGE AND DISPENSING SYSTEM WITH MONOLITHIC CARBON ADSORBENT	7,455,719	9/6/2005

Advanced Technology Materials, Inc.	APPARATUS AND METHOD FOR INHIBITING DECOMPOSITION OF GERMANE	6,716,271	10/29/2002

Advanced Technology Materials, Inc.	COMPOSITION AND METHOD FOR LOW TEMPERATURE DEPOSITION OF SILICON-CONTAINING FILMS SUCH AS FILMS INCLUDING SILICON NITRIDE, SILICON DIOXIDE AND/OR SILI	7,446,217	10/31/2003

Advanced Technology Materials, Inc.	COMPOSITION AND METHOD FOR LOW TEMPERATURE DEPOSITION OF SILICON-CONTAINING FILMS	7,713,346	10/7/2008

Advanced Technology Materials, Inc.	COMPOSITION AND METHOD FOR LOW TEMPERATURE DEPOSITION OF SILICON-CONTAINING FILMS	7,887,883	5/11/2010

Advanced Technology Materials, Inc.	COMPOSITION AND METHOD FOR LOW TEMPERATURE DEPOSITION OF SILICON-CONTAING FILMS SUCH AS FILMS INCLUDING SILCON NITRIDE, SILICON DIOXIDE AND/OR SILI	8,236,097	2/15/2011

Advanced Technology Materials, Inc.	COMPOSITION AND METHOD FOR LOW TEMPERATURE DEPOSITION OF SILICON-CONTAINING FILMS SUCH AS FILMS INCLUDING SILICON, SILICON NITRIDE, SILICON DIOXIDE AN	7,786,320	5/12/2009

Advanced Technology Materials, Inc.	COMPOSITION AND METHOD FOR LOW TEMPERATURE DEPOSITION OF SILICON-CONTAINING FILMS SUCH AS FILMS INCLUDING SILICON, SILICON NITRIDE, SILICON DIOXIDE AN	7,910,765	7/17/2010

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	COMPOSITION AND METHOD FOR LOW TEMPERATURE DEPOSITION OF SILICON-CONTAINING FILMS SUCH AS FILMS INCLUDING SILICON, SILICON NITRIDE, SILICON DIOXIDE AN	8,153,833	3/22/2011

Advanced Technology Materials, Inc.	COMPOSITION AND METHOD FOR LOW TEMPERATURE DEPOSITION OF SILICON-CONTAINING FILMS SUCH AS FILMS INCLUDING SILICON NITRIDE, SILICON DIOXIDE AND/OR SILI	7,531,679	11/14/2002

Advanced Technology Materials, Inc.	Treatment of supercritical fluid utilized in semiconductor manufacturing applications	6,735,978	2/11/2003

Advanced Technology Materials, Inc.	Supercritical carbon dioxide/chemical formulation for ashed and unashed aluminum post-etch residue removal	7,223,352	10/31/2002

Advanced Technology Materials, Inc.	Precursor compositions and processes for MOCVD of barrier materials in semiconductor manufacturing	7,208,427	8/18/2003

Advanced Technology Materials, Inc.	CHEMICAL VAPOR DEPOSITION PRECURSORS FOR THE DEPOSITION OF TANTALUM-BASED MATERIALS	7,329,768	1/20/2006

Advanced Technology Materials, Inc.	CHEMICAL VAPOR DEPOSITION PRECURSORS FOR THE DEPOSITION OF TANTALUM-BASED MATERIALS	6,989,457	1/16/2003

Advanced Technology Materials, Inc.	Passivative chemical mechanical polishing composition for copper film planarization	7,300,601	12/10/2002

Advanced Technology Materials, Inc.	PHOTOMETRICALLY MODULATED DELIVERY OF REAGENTS	6,909,973	8/14/2003

Advanced Technology Materials, Inc.	PHOTOMETRICALLY MODULATED DELIVERY OF REAGENTS	7,058,519	6/21/2005

Advanced Technology Materials, Inc.	PHOTOMETRICALLY MODULATED DELIVERY OF REAGENTS	7,373,257	6/2/2006

Advanced Technology Materials, Inc.	PHOTOMETRICALLY MODULATED DELIVERY OF REAGENTS	7,711,496	5/13/2008

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	PHOTOMETRICALLY MODULATED DELIVERY OF REAGENTS	7,925,450	5/4/2010

Advanced Technology Materials, Inc.	PHOTOMETRICALLY MODULATED DELIVERY OF REAGENTS	8,244,482	4/12/2011

Advanced Technology Materials, Inc.	PHOTOMETRICALLY MODULATED DELIVERY OF REAGENTS	7,325,560	6/15/2006

Advanced Technology Materials, Inc.	In-situ gas blending and dilution system for delivery of dilute gas at a predetermined concentration	7,063,097	3/28/2003

Advanced Technology Materials, Inc.	Ion implantation and wet bench systems utilizing exhaust gas recirculation	6,770,117	10/31/2002

Advanced Technology Materials, Inc.	Ion implantation and wet bench systems utilizing exhaust gas recirculation	7,485,169	9/12/2006

Advanced Technology Materials, Inc.	SEMICONDUCTOR MANUFACTURING FACILITY UTILIZING EXHAUST RECIRCULATION	7,857,880	2/3/2009

Advanced Technology Materials, Inc.	Ion implantation and wet bench systems utilizing exhaust gas recirculation	7,105,037	9/6/2003

Advanced Technology Materials, Inc.	Photoresist removal	8,236,485	3/14/2003

Advanced Technology Materials, Inc.	POLYTETRAFLUOROETHYLENE TREATMENT	7,335,721	6/13/2006

Advanced Technology Materials, Inc.	Gas cabinet including integrated effluent scrubber	7,018,448	10/28/2003

Advanced Technology Materials, Inc.	Compositions and methods for high-efficiency cleaning/polishing of semiconductor wafers	7,119,052	6/24/2003

Advanced Technology Materials, Inc.	Chemical mechanical planarization pad	7,335,239	11/17/2003

Advanced Technology Materials, Inc.	Chemical mechanical planarization pad	7,931,713	11/13/2007

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	Chemical mechanical polishing compositions for copper and associated materials and method of using same	7,736,405	5/12/2003

Advanced Technology Materials, Inc.	AUTO-SWITCHING SYSTEM FOR SWITCH-OVER OF GAS STORAGE AND DISPENSING VESSELS IN A MULTI-VESSEL ARRAY	6,955,198	9/9/2003

Advanced Technology Materials, Inc.	AUTO-SWITCHING SYSTEM FOR SWITCH-OVER OF GAS STORAGE AND DISPENSING VESSELS IN A MULTI-VESSEL ARRAY	7,104,292	10/18/2005

Advanced Technology Materials, Inc.	DELIVERY SYSTEMS FOR EFFICIENT VAPORIZATION OF PRECURSOR SOURCE MATERIAL	6,909,839	7/23/2003

Advanced Technology Materials, Inc.	DELIVERY SYSTEMS FOR EFFICIENT VAPORIZATION OF PRECURSOR SOURCE MATERIAL	7,437,060	6/21/2005

Advanced Technology Materials, Inc.	Canister guard	6,880,592	6/26/2003

Advanced Technology Materials, Inc.	FEEDBACK CONTROL SYSTEM AND METHOD FOR MAINTAINING CONSTANT POWER OPERATION OF ELECTRICALLY HEATED ELEMENTS	7,193,187	2/9/2004

Advanced Technology Materials, Inc.	FEEDBACK CONTROL SYSTEM AND METHOD FOR MAINTAINING CONSTANT RESISTANCE OPERATION OF ELECTRICALLY HEATED ELEMENTS	7,655,887	5/24/2006

Advanced Technology Materials, Inc.	Ethyleneoxide-silane and bridged silane precursors for forming low k films	7,022,864	7/15/2003

Advanced Technology Materials, Inc.	Manufacturing System with Intrinsically Safe Electric Information Storage	7,152,781	12/1/2003

Advanced Technology Materials, Inc.	Manufacturing System with Intrinsically Safe Electric Information Storage	7,370,791	12/22/2006

Advanced Technology Materials, Inc.	Composition and process for post-etch removal of photoresist and/or sacrificial anti-reflective material deposited on a substrate	8,338,087	3/3/2004

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Advanced Technology Materials, Inc.	Fluid storage and dispensing vessels having colorimetrically verifiable leak-tightness, and method of making same	7,253,002	11/3/2003

Advanced Technology Materials, Inc.	Fluid storage and dispensing vessels having colorimetrically verifiable leak-tightness, and method of making same	8,003,391	6/30/2007

Advanced Technology Materials, Inc.	FLUID STORAGE AND DISPENSING VESSELS HAVING COLORIMETRICALLY VERIFIABLE LEAK-TIGHTNESS, AND METHOD OF MAKING SAME	8,153,434	8/5/2011

Advanced Technology Materials, Inc.	Post chemical-mechanical planarization (CMP) cleaning composition	6,492,308	6/6/2000

Advanced Technology Materials, Inc.	Post chemical-mechanical planarization (CMP) cleaning composition	6,194,366	11/16/1999

Advanced Technology Materials, Inc.	Post chemical-mechanical planarization (CMP) cleaning composition	6,723,691	2/12/2001

Advanced Technology Materials, Inc.	Cleaning compositions	6,627,587	4/19/2001

Advanced Technology Materials, Inc.	Cleaning compositions	6,851,432	4/16/2003

Advanced Technology Materials, Inc.	GAS DELIVERY SYSTEM WITH INTEGRATED VALVE MANIFOLD FUNCTIONALITY FOR SUB-ATMOSPHERIC AND SUPER-ATMOSPHERIC PRESSURE APPLICATIONS	7,051,749	11/24/2003

Advanced Technology Materials, Inc.	GAS DELIVERY SYSTEM WITH INTEGRATED VALVE MANIFOLD FUNCTIONALITY FOR SUB-ATMOSPHERIC AND SUPER-ATMOSPHERIC PRESSURE APPLICATIONS	7,406,979	5/30/2006

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	GAS DELIVERY SYSTEM WITH INTEGRATED VALVE MANIFOLD FUNCTIONALITY FOR SUB-ATMOSPHERIC AND SUPER-ATMOSPHERIC PRESSURE APPLICATIONS	7,694,691	8/5/2008

Advanced Technology Materials, Inc.	TANTALUM AMIDE COMPLEXES FOR DEPOSITING TANTALUM-CONTAINING FILMS, AND METHOD OF MAKING SAME	6,960,675	10/14/2003

Advanced Technology Materials, Inc.	TANTALUM AMIDE COMPLEXES FOR DEPOSITING TANTALUM-CONTAINING FILMS, AND METHOD OF MAKING SAME	7,198,815	9/12/2005

Advanced Technology Materials, Inc.	TANTALUM AMIDE COMPLEXES FOR DEPOSITING TANTALUM-CONTAINING FILMS, AND METHOD OF MAKING SAME	7,371,878	1/23/2007

Advanced Technology Materials, Inc.	TANTALUM AMIDE COMPLEXES FOR DEPOSITING TANTALUM-CONTAINING FILMS, AND METHOD OF MAKING SAME	7,709,384	5/12/2008

Advanced Technology Materials, Inc.	TANTALUM AMIDE COMPLEXES FOR DEPOSITING TANTALUM-CONTAINING FILMS, AND METHOD OF MAKING SAME	7,838,073	5/4/2010

Advanced Technology Materials, Inc.	COMPOSITION AND METHOD FOR LOW TEMPERATURE CHEMICAL VAPOR DEPOSITION OF SILICON-CONTAINING FILMS INCLUDING SILICON CARBONITRIDE AND SILICON OXYCARBONI	7,601,860	6/17/2004

Advanced Technology Materials, Inc.	COMPOSITION AND METHOD FOR LOW TEMPERATURE CHEMICAL VAPOR DEPOSITION OF SILICON-CONTAINING FILMS INCLUDING SILICON CARBONITRIDE AND SILICON OXYCARBONI	7,781,605	10/13/2009

Advanced Technology Materials, Inc.	MONOSILANE OR DISILANE DERIVATIVES AND METHOD FOR LOW TEMPERATURE DEPOSITION OF SILICON-CONTAINING FILMS USING THE SAME	7,863,203	1/24/2008

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	MONOSILANE OR DISILANE DERIVATIVES AND METHOD FOR LOW TEMPERATURE DEPOSITION OF SILICON-CONTAINING FILMS USING THE SAME	8,242,032	1/4/2011

Advanced Technology Materials, Inc.	MONOSILANE OR DISILANE DERIVATIVES AND METHOD FOR LOW TEMPERATURE DEPOSITION OF SILICON-CONTAINING FILMS USING THE SAME	8,541,318	2/9/2012

Advanced Technology Materials, Inc.	MONOSILANE OR DISILANE DERIVATIVES AND METHOD FOR LOW TEMPERATURE DEPOSITION OF SILICON-CONTAINING FILMS USING THE SAME	7,579,496	10/10/2003

Advanced Technology Materials, Inc.	Apparatus and method for hydrogen generation from gaseous hydride	7,780,747	4/28/2005

Advanced Technology Materials, Inc.	Removal of MEMS sacrificial layers using supercritical fluid/chemical formulations	7,160,815	2/19/2004

Advanced Technology Materials, Inc.	Removal of MEMS sacrificial layers using supercritical fluid/chemical formulations	7,517,809	1/8/2007

Advanced Technology Materials, Inc.	Resist, Barc and Gap Fill Material Stripping Chemical and Method	7,888,301 B2	8/10/2007

Advanced Technology Materials, Inc.	CHEMICAL VAPOR DEPOSITION OF HIGH CONDUCTIVITY, ADHERENT THIN FILMS OF RUTHENIUM	7,285,308	3/18/2004

Advanced Technology Materials, Inc.	CHEMICAL VAPOR DEPOSITION OF HIGH CONDUCTIVITY, ADHERENT THIN FILMS OF RUTHENIUM	8,034,407	5/17/2007

Advanced Technology Materials, Inc.	CHEMICAL VAPOR DEPOSITION OF HIGH CONDUCTIVITY, ADHERENT THIN FILMS OF RUTHENIUM	8,241,704	4/19/2011

Advanced Technology Materials, Inc.	Aqueous cleaner with low metal etch rate comprising alkanolamine and tetraalkylammonium hydroxide	7,365,045	3/30/2005

Advanced Technology Materials, Inc.	COMPOSITIONS FOR PROCESSING OF SEMICONDUCTOR SUBSTRATES	7,922,823	7/25/2007

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	COMPOSITIONS FOR PROCESSING OF SEMICONDUCTOR SUBSTRATES	7,923,423	1/27/2005

Advanced Technology Materials, Inc.	NOVEL METHODS FOR CLEANING ION IMPLANTER COMPONENTS	7,819,981	10/26/2004

Advanced Technology Materials, Inc.	LIQUID DISPENSING SYSTEM	7,172,096	11/15/2004

Advanced Technology Materials, Inc.	FLUID STORAGE AND DISPENSING SYSTEM INCLUDING DYNAMIC FLUID MONITORING OF FLUID STORAGE AND DISPENSING VESSEL	7,966,879	5/4/2007

Advanced Technology Materials, Inc.	FLUID STORAGE AND DISPENSING SYSTEM INCLUDING DYNAMIC FLUID MONITORING OF FLUID STORAGE AND DISPENSING VESSEL	8,555,705	6/28/2011

Advanced Technology Materials, Inc.	FLUID STORAGE AND DISPENSING SYSTEM INCLUDING DYNAMIC FLUID MONITORING OF FLUID STORAGE AND DISPENSING VESSEL	7,955,797	10/25/2004

Advanced Technology Materials, Inc.	Composition useful for removal of post-etch photoresist and bottom anti-reflection coatings	7,994,108	7/6/2007

Advanced Technology Materials, Inc.	METALS COMPATIBLE POST-ETCH PHOTORESIST REMOVER AND/OR SACRIFICIAL ANTIREFLECTIVE COATING ETCHANT	8,058,219 B2	10/6/2008

Advanced Technology Materials, Inc.	LINER-BASED LIQUID STORAGE AND DISPENSING SYSTEMS WITH EMPTY DETECTION CAPABILITY	8,322,571	10/25/2007

Advanced Technology Materials, Inc.	HIGH THROUGHPUT CHEMICAL MECHANICAL POLISHING COMPOSITION FOR METAL FILM PLANARIZATION	8,304,344	8/7/2006

Advanced Technology Materials, Inc.	Formulations for Cleaning Ion-Implanted Photoresist Layers from Microelectronic Devices	8,114,220	4/14/2006

Advanced Technology Materials, Inc.	FLUID STORAGE AND DISPENSING SYSTEMS, AND FLUID SUPPLY PROCESSES COMPRISING SAME	7,951,225	11/3/2007

71

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	FLUID STORAGE AND DISPENSING SYSTEMS, AND FLUID SUPPLY PROCESSES COMPRISING SAME	8,282,023	5/31/2011

Advanced Technology Materials, Inc.	BORON ION IMPLANTATION USING ALTERNATIVE FLUORINATED BORON PRECURSORS, AND FORMATION OF LARGE BORON HYDRIDES FOR IMPLANTATION	7,943,204	8/30/2006

Advanced Technology Materials, Inc.	BORON ION IMPLANTATION USING ALTERNATIVE FLUORINATED BORON PRECURSORS, AND FORMATION OF LARGE BORON HYDRIDES FOR IMPLANTATION	8,389,068	10/27/2010

Advanced Technology Materials, Inc.	OXIDIZING AQUEOUS CLEANER FOR THE REMOVAL OF POST-ETCH RESIDUES	7,922,824	4/4/2008

Advanced Technology Materials, Inc.	NANOPOROUS ARTICLES AND METHODS OF MAKING SAME	7,862,646	7/30/2008

Advanced Technology Materials, Inc.	NANOPOROUS ARTICLES AND METHODS OF MAKING SAME	8,221,532	1/4/2011

Advanced Technology Materials, Inc.	Composition and Method for Recycling Semiconductor Wafers Having Low-K Dielectric Materials Thereon	7,960,328	11/9/2006

Advanced Technology Materials, Inc.	COMPOSITION AND METHOD FOR RECYCLING SEMICONDUCTOR WAFERS HAVING LOW-K DIELECTRIC MATERIALS THEREON	8,642,526	5/9/2011

Advanced Technology Materials, Inc.	PRECURSOR COMPOSITIONS FOR ATOMIC LAYER DEPOSITION AND CHEMICAL VAPOR DEPOSITION OF TITANATE, LANTHANATE, AND TANTALATE DIELECTRIC FILMS	7,638,074	9/10/2008

Advanced Technology Materials, Inc.	PRECURSOR COMPOSITIONS FOR ATOMIC LAYER DEPOSITION AND CHEMICAL VAPOR DEPOSITION OF TITANATE, LANTHANATE, AND TANTALATE DIELECTRIC FILMS	8,206,784	2/1/2012

Advanced Technology Materials, Inc.	SUPER-DRY REAGENT COMPOSITIONS FOR FORMATION OF ULTRA LOW K FILMS	8,053,375	10/27/2007

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	LOW TEMPERATURE DEPOSITION OF PHASE CHANGE MEMORY MATERIALS	8,288,198	11/11/2008

Advanced Technology Materials, Inc.	TANTALUM AMIDO-COMPLEXES WITH CHELATE LIGANDS USEFUL FOR CVD AND ALD OF TaN AND Ta205 THIN FILMS	7,750,173	1/12/2008

Advanced Technology Materials, Inc.	TANTALUM AMIDO-COMPLEXES WITH CHELATE LIGANDS USEFUL FOR CVD AND ALD OF TaN AND Ta205 THIN FILMS	7,858,816	5/30/2010

Advanced Technology Materials, Inc.	BARRIER FLUOROPOLYMER FILM-BASED LINERS AND PACKAGING COMPRISING SAME	8,313,821	6/1/2007

Advanced Technology Materials, Inc.	Passivative chemical mechanical polishing composition for copper film planarization	7,361,603	4/28/2005

Advanced Technology Materials, Inc.	Passivative chemical mechanical polishing composition for copper film planarization	8,236,695	9/19/2008

Advanced Technology Materials, Inc.	LIQUID DISPENSING SYSTEMS ENCOMPASSING GAS REMOVAL	8,336,734	12/14/2008

Advanced Technology Materials, Inc.	CLEANING OF SEMICONDUCTOR PROCESSING SYSTEMS	8,603,252	10/27/2008

Advanced Technology Materials, Inc.	ANTIMONY AND GERMANIUM COMPLEXES USEFUL FOR CVD/ALD OF METAL THIN FILMS	7,838,329	3/12/2007

Advanced Technology Materials, Inc.	ANTIMONY AND GERMANIUM COMPLEXES USEFUL FOR CVD/ALD OF METAL THIN FILMS	8,008,117	8/22/2010

Advanced Technology Materials, Inc.	ANTIMONY AND GERMANIUM COMPLEXES USEFUL FOR CVD/ALD OF METAL THIN FILMS	8,268,665	6/26/2011

Advanced Technology Materials, Inc.	PRECURSOR COMPOSITIONS FOR ALD/CVD OF GROUP II RUTHENATE THIN FILMS	8,524,931	7/17/2009

Advanced Technology Materials, Inc.	COPPER PRECURSORS FOR CVD/ALD/DIGITAL CVD OF COPPER METAL FILMS	7,964,746	3/30/2008

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	COMPONENT FOR SOLAR ADSORPTION REFRIGERATION SYSTEM AND METHOD OF MAKING SUCH COMPONENT	8,539,781	12/22/2009

Advanced Technology Materials, Inc.	STRONTIUM AND BARIUM PRECURSORS FOR USE IN CHEMICAL VAPOR DEPOSITION, ATOMIC LAYER DEPOSITION AND RAPID VAPOR DEPOSITION	8,455,049	2/8/2010

Advanced Technology Materials, Inc.	SOLVENT-FREE SYNTHESIS OF SOLUBLE NANOCRYSTALS	8,178,585	5/14/2010

Advanced Technology Materials, Inc.	AMORPHOUS GE/TE DEPOSITION PROCESS	8,093,140	10/31/2008

Advanced Technology Materials, Inc.	LOW pH MIXTURES FOR THE REMOVAL OF HIGH DENSITY IMPLANTED RESIST	8,026,200	5/1/2009

Advanced Technology Materials, Inc.	PRECURSORS FOR CVD/ALD OF METAL-CONTAINING FILMS	8,168,811	7/21/2009

Advanced Technology Materials, Inc.	HIGH CONCENTRATION NITROGEN-CONTAINING GERMANIUM TELLURIDE BASED MEMORY DEVICES AND PROCESSES OF MAKING	8,330,136	6/2/2011

Advanced Technology Materials, Inc.	IN SITU GENERATION OF RuO4 FOR ALD OF Ru AND Ru RELATED MATERIALS	8,663,735	2/13/2010

Advanced Technology Materials, Inc.	METHOD AND COMPOSITION FOR DEPOSITING RUTHENIUM WITH ASSISTIVE METAL SPECIES	8,574,675	9/15/2011

Advanced Technology Materials, Inc.	LOW TEMPERATURE GST PROCESS	8,617,972	11/21/2011

Advanced Technology Materials, Inc.	HOLLOW GST STRUCTURE WITH DIELECTRIC FILL	8,410,468	6/28/2010

Advanced Technology Materials, Inc.	REMOVAL OF MASKING MATERIAL	8,367,555	12/11/2009

Registered Owner	Title of Patent	Registration Number	Date Filed
Advanced Technology Materials, Inc.	METHOD AND APPARATUS FOR ENHANCED LIFETIME AND PERFORMANCE OF ION SOURCE IN AN ION IMPLANTATION SYSTEM	8,237,134	2/21/2012

Advanced Technology Materials, Inc.	METHOD AND APPARATUS FOR ENHANCED LIFETIME AND PERFORMANCE OF ION SOURCE IN AN ION IMPLANTATION SYSTEM	8,399,865	8/6/2012

Advanced Technology Materials, Inc.	ISOTOPICALLY-ENRICHED BORON	8,138,071	10/27/2010

Advanced Technology Materials, Inc.	ISOTOPICALLY-ENRICHED BORON	8,062,965	3/15/2011

Advanced Technology Materials, Inc.	ISOTOPICALLY-ENRICHED BORON	8,598,022	11/19/2011

Entegris, Inc.	METHODS AND MATERIALS FOR MAKING A MONOLITHIC POROUS PAD CAST ONTO A ROTABLE BASE (Planarcore) (Project No. 623)	7,984,526	7/26/2011

Entegris, Inc.	METHODS AND MATERIALS FOR MAKING A MONOLITHIC POROUS PAD CAST ONTO A ROTABLE BASE (Planarcore) (Project No. 623)	8,533,895	9/17/2013

Entegris, Inc.	ULTRAPHOBIC SURFACE FOR HIGH PRESSURE LIQUIDS,/US	6,852,390	2/8/2005

Entegris, Inc.	FLUID HANDLING COMPONENT WITH ULTRAPHOBIC SURFACES, FLUID HANDLING COMPONENT WITH ULTRAPHOBIC SURFACES,	6,845,788	1/25/2005

Entegris, Inc.	METHOD AND APPARATUS FOR RECLAIMING PLASTIC	5,894,996	4/20/1999

Entegris, Inc.	MICROFLUIDIC DEVICE WITH ULTRAPHOBIC SURFACES, MICROFLUIDIC DEVICE WITH ULTRAPHOBIC SURFACES,	6,923,216	8/2/2005

Entegris, Inc.	FLOW EQUILIZATION OF A POROUS PAD FORMED ONTO A ROTATABLE BASE (Planarcore)	8,092,730	1/10/2012

Entegris, Inc.	FLOW EQUILIZATION OF A POROUS PAD FORMED ONTO A ROTATABLE BASE (Planarcore)	8,460,475	6/11/2013

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	Cleaning Sponge Roller (Planarcore)	D622,920	8/31/2010

Entegris, Inc.	CMP BRUSH FOR CLEANING WAFER EDGES	D682497	5/14/2013

Entegris, Inc.	Disposable Separation Module with Quick Connect Capability (Impact) (Optimizer ST) (Panelgard 123) (Connectology) (Intelligen 2 Pump) (Intelligen Mini	6,068,770	5/30/2000

Entegris, Inc.	Fluid Dispensing System Having Independently Operated Pumps (Intelligen 2 Pump)	5,772,899	6/30/1998

Entegris, Inc.	Fluid Dispensing System Having Independently Operated Pumps (Intelligen 2 Pump)	6,105,829	8/22/2000

Entegris, Inc.	Fluid Dispensing System Having Independently Operated Pumps (Intelligen 2 Pump)	6,251,293	6/26/2001

Entegris, Inc.	Fluid Dispensing System Having Independently Operated Pumps (Intelligen 2 Pump)	6,419,841	7/16/2002

Entegris, Inc.	Fluid Dispensing System (Intelligen 2 Pump)	5,516,429	5/14/1996

Entegris, Inc.	Variable Step Rate Precision Pumping Apparatus (Intelligen 2 Pump)	5,932,987	8/3/1999

Entegris, Inc.	Connector (Intelligen 2 Pump)	D423081	4/18/2000

Entegris, Inc.	Flow Controller	6,527,862	3/4/2003

Entegris, Inc.	Flow Controller	6,348,098	2/19/2002

Entegris, Inc.	Pump Controller for Precision Pumping Apparatus (CIP cases used for Intelligen Mini and HV)	8,172,546	5/8/2012

Entegris, Inc.	Hig-Strength, Chemically Resistant Laminar Film With Limited Extractables (Dispense Diaphragm for RGEN-02, valve diaphragm for Intelligen Mini)	7,407,708	8/5/2008

Entegris, Inc.	FLOW CONTROLLER AND PRECISION DISPENSE APPARATUS AND SYSTEM (OPTICHEM C AND P)	7,543,596	6/9/2009

Entegris, Inc.	FLOW CONTROLLER AND PRECISION DISPENSE APPARATUS AND SYSTEM (OPTICHEM C AND P)	8,082,946	12/27/2011

Entegris, Inc.	FLOW CONTROLLER AND PRECISION DISPENSE APPARATUS AND SYSTEM (OPTICHEM C AND P)	8,430,120	4/30/2013

Entegris, Inc.	Valve Close Control	8,082,066	12/20/2011

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	Valve Close Control	7,317,971	1/8/2008

Entegris, Inc.	Valve Close Control	7,107,128	9/12/2006

Entegris, Inc.	Low Hold Up/Variable Home Position for Dispense Systems (Used in Intelligen Mini and HV)	8,292,598	10/23/2012

Entegris, Inc.	SYSTEM AND METHOD FOR PRESSURE COMPENSATION IN A PUMP (Intelligen Mini and HV)	8,029,247	10/4/2011

Entegris, Inc.	SYSTEM AND METHOD FOR M ULTISTAGE PUMP WITH REDUCED FORM FACTOR (Intelligen Mini and HV)	8,651,823	2/18/2014

Entegris, Inc.	SYSTEM AND METHOD FOR M ULTISTAGE PUMP WITH REDUCED FORM FACTOR (Intelligen Mini and HV)	8,087,429	1/3/2012

Entegris, Inc.	I/O INTERFACE SYSTEM AND METHOD FOR A PUMP (Intelligen Mini and HV)	7,940,664	5/10/2011

Entegris, Inc.	O-RING-LESS LOW PROFILE FITTING AND ASSEMBLY THEREOF (design around 0f Super fitting sold by Nippon Pillar) (used in Intelligen Mini and HV)	7,547,049	6/16/2009

Entegris, Inc.	SYSTEM AND METHOD FOR CONTROL OF FLUID PRESSURE (Intelligen Mini and HV)	8,382,444	2/26/2013

Entegris, Inc.	SYSTEM AND METHOD FOR CONTROL OF FLUID PRESSURE (Intelligen Mini and HV)	7,850,431	12/14/2010

Entegris, Inc.	SYSTEM AND METHOD FOR CONTROL OF FLUID PRESSURE (Intelligen Mini and HV)	7,878,765	2/1/2011

Entegris, Inc.	TrSYSTEM AND METHOD FOR CONTROL OF FLUID PRESSURE (Intelligen Mini and HV)/US	8,662,859	3/4/2014

Entegris, Inc.	SYSTEM AND METHOD FOR POSITION CONTROL OF A MECHANICAL PISTON IN A PUMP (Intelligen Mini and HV)	8,678,775	3/25/2014

Entegris, Inc.	SYSTEM AND METHOD FOR POSITION CONTROL OF A MECHANICAL PISTON IN A PUMP (Intelligen Mini and HV)	8,083,498	12/27/2011

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	SYSTEM AND METHOD FOR VALVE SEQUENCING IN A PUMP (Intelligen Mini and HV)	8,025,486	9/27/2011

Entegris, Inc.	ERROR VOLUME SYSTEM AND METHOD FOR A PUMP (Intelligen Mini and HV)	7,897,196	3/1/2011

Entegris, Inc.	COMPONENT TO COMPONENT SEALING METHOD AND APPARATUS (Flaremount)	6,652,008	11/25/2003

Entegris, Inc.	CONTAINMENT SYSTEM (Dispense Head)	6,648,182	11/18/2003

Entegris, Inc.	CONTAINMENT SYSTEM (Dispense Head)	6,079,597	6/27/2000

Entegris, Inc.	CONTAINMENT SYSTEM (Dispense Head)	6,425,502	7/30/2002

Entegris, Inc.	BLOW MOLDED DRUM	7,156,254	1/2/2007

Entegris, Inc.	BLOW MOLDED DRUM/US	6,045,000	4/4/2000

Entegris, Inc.	PLASTIC COUPLING FOR PLASTIC TUBING (Flarelock)	5,472,244	12/5/1995

Entegris, Inc.	SELF-FLARED PLASTIC FITTINGS	6,412,832	7/2/2002

Entegris, Inc.	FLUOROPOLYMER FLOWMETER,	6,973,705	12/13/2005

Entegris, Inc.	FLUOROPOLYMER FLOWMETER,	6,758,104	7/6/2004

Entegris, Inc.	HIGH VOLUME DISPENSE HEAD WITH SEAL VERIFICATION AND LOW FOAM RETURN LINE, HIGH VOLUME DISPENSE HEAD WITH SEAL VERIFICATION AND LOW FOAM RETURN LINE	6,955,185	10/18/2005

Entegris, Inc.	FULLY DRAINABLE WEIR VALVE	6,923,198	8/2/2005

Entegris, Inc.	VENT PLUG	7,201,287	4/10/2007

Entegris, Inc.	VENT PLUG	6,883,675	4/26/2005

Entegris, Inc.	CREEP RESISTANT VALVE (INTEGRA), CREEP RESISTANT VALVE (INTEGRA)	6,595,240	7/22/2003

Entegris, Inc.	EXTENDED STROKE VALVE AND DIAPHRAGM (Integra)	7,063,304	6/20/2006

Entegris, Inc.	CONNECTOR ASSEMBLY FOR FLUID TRANSFER	7,115,335	10/3/2006

Entegris, Inc.	HIGH VOLUME FLUID DISPENSE SYSTEM	8,561,855	10/22/2013

Entegris, Inc.	DRUM CAP VENTING DEVICE	7,806,151	10/5/2010

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	IDENTIFICATION AND VERIFICATION SYSTEM FOR FLUID DISPENSING SYSTEM	8,464,499	6/18/2013

Entegris, Inc.	IDENTIFICATION AND VERIFICATION SYSTEM FOR FLUID DISPENSING SYSTEM	7,760,104	7/20/2010

Entegris, Inc.	APPARATUS FOR A LIQUID CHEMICAL CONCENTRATION ANALYSIS SYSTEM (CR-288) (Jetalon)/US	7,319,523	1/15/2008

Entegris, Inc.	Method and APPARATUS FOR A LIQUID CHEMICAL CONCENTRATION ANALYSIS SYSTEM/US	7,397,547	7/8/2008

Entegris, Inc.	APPARATUS FOR A LIQUID CHEMICAL CONCENTRATION ANALYSIS SYSTEM/US	7,268,864	9/11/2007

Entegris, Inc.	METHOD FOR A LIQUID CHEMICAL CONCENTRATION ANALYSIS SYSTEM/US	7,471,379	12/30/2008

Entegris, Inc.	METAL ION CONCENTRATION ANALYSIS FOR LIQUIDS (Jetalon)/US	7,317,533	1/8/2008

Entegris, Inc.	SENSING SYSTEM AND METHOD (Jetalon)/US	8,602,640	12/10/2013

Entegris, Inc.	FLUID FLOW MEASURING AND PROPORTIONAL FLUID FLOW CONTROL DEVICE (OPTICHEM C)	7,292,945	11/6/2007

Entegris, Inc.	FLUID FLOW MEASURING AND PROPORTIONAL FLUID FLOW CONTROL DEVICE (OPTICHEM C)	7,447,600	11/4/2008

Entegris, Inc.	FLUID FLOW MEASURING AND PROPORTIONAL FLUID FLOW CONTROL DEVICE (OPTICHEM C)	7,885,773	2/8/2011

Entegris, Inc.	FLUID FLOW MEASURING AND PROPORTIONAL FLUID FLOW CONTROL DEVICE (OPTICHEM C)	8,155,896	4/10/2012

Entegris, Inc.	NON-POROUS ADHERENT INERT COATINGS AND METHODS OF MAKING	7,389,689	6/24/2008

Entegris, Inc.	System and Method for Flow Monitoring Control	7,610,117	10/27/2009

Entegris, Inc.	System and Method for Flow Monitoring Control	8,015,995	9/13/2011

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	System and Method for Flow Monitoring Control	7,740,024	6/22/2010

Entegris, Inc.	System and Method for Flow Monitoring Control	6,973,375	12/6/2005

Entegris, Inc.	PRESSURE SENSOR MODULE HAVING NON-CONTAMINATING BODY AND ISOLATION MEMBER (NT products)	5,693,887	12/2/1997

Entegris, Inc.	PRESSURE SENSOR MODULE HAVING NON-CONTAMINATING BODY AND ISOLATION MEMBER (NT products)	5,869,766	2/9/1999

Entegris, Inc.	SENSOR USABLE IN ULTRA PURE AND HIGHLY CORROSIVE ENVIRONMENT (NT part) Used in pressure transducers, flowmeters and 6500 LFCs for HF applications)	6,612,175	9/2/2003

Entegris, Inc.	SENSOR USABLE IN ULTRA PURE AND HIGHLY CORROSIVE ENVIRONMENT (NT part) Used in pressure transducers,	7,152,478	12/26/2006

Entegris, Inc.	CHEMICALLY INERT FLOW CONTROL WITH NON-CONTAMINATING BODY	7,866,337	1/11/2011

Entegris, Inc.	MAGNETIC FLOW-METER WITH UNIBODY CONSTRUCTION AND CONDUCTIVE POLYMER ELECTRODES	7,343,817	3/18/2008

Entegris, Inc.	MAGNETIC FLOW-METER WITH UNIBODY CONSTRUCTION AND CONDUCTIVE POLYMER ELECTRODES	7,155,983	1/2/2007

Entegris, Inc.	Flow Measuring Device Body	7,942,069	5/17/2011

Entegris, Inc.	Process and composition for purifying hydrogen selenide and hydrogen telluride, to remove moisture and oxidant impurities therefrom	4,865,822	9/12/1989

Entegris, Inc.	Process and composition for purifying hydrogen selenide and hydrogen telluride, to remove moisture and oxidant impurities therefrom	4,797,227	1/10/1989

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	Composition and Process for Removing Moisture from Hydrogen Halides (Gatekeeper)	7,288,201	10/30/2007

Entegris, Inc.	Reactive Matrix for Removing Moisture from a Fluorine Containing Gas and Process (Gatekeeper)	6,033,460	3/7/2000

Entegris, Inc.	POROUS SINTERED COMPOSITE MATERIAL (SUPERCRITICAL CO2 FILTER)	7,534,287	5/19/2009

Entegris, Inc.	POROUS SINTERED COMPOSITE MATERIAL (SUPERCRITICAL CO2 FILTER)	7,112,237	9/26/2006

Entegris, Inc.	POROUS SINTERED COMPOSITE MATERIAL (SUPERCRITICAL CO2 FILTER)	7,329,311	2/12/2008

Entegris, Inc.	PURIFIER INFORMATION RETREIVAL SYSTEM	8,664,004	3/4/2014

Entegris, Inc.	Method, composition and apparatus for water removal from non-corrosive gas streams	6,059,859	5/9/2000

Entegris, Inc.	Method for Purification of Lens Gases Used in Photolithography	6,645,898	11/11/2003

Entegris, Inc.	Method for Purification of Lens Gases Used in Photolithography	7,101,416	9/5/2006

Entegris, Inc.	Method for Purification of Lens Gases Used in Photolithography	6,391,090	5/21/2002

Entegris, Inc.	Self-regenerative process for contaminant removal from ammonia (used in Infinity systems, now Aeronex branded)	7,824,628	11/2/2010

Entegris, Inc.	Self-regenerative process for contaminant removal from ammonia (used in Infinity systems, now Aeronex branded)	6,524,544	2/25/2003

Entegris, Inc.	Self-regenerative process for contaminant removal from liquid and supercritical Co2 fluid streams	6,361,696	3/26/2002

Entegris, Inc.	Method for Water Removal From Corrosive Gas Streams	5,910,292	6/8/1999

Entegris, Inc.	Offset Filter Housing	D452552	12/25/2001

Entegris, Inc.	Method for recovery and reuse of gas	6,089,282	7/18/2000

Entegris, Inc.	Gas purification system and method	6,514,313	2/4/2003

Entegris, Inc.	Method for Rapid Activation or Preconditioning of Porous Gas Purification Substrates (Clarilite Wafer)	6,869,463	3/22/2005

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	Method for Rapid Activation or Preconditioning of Porous Gas Purification Substrates (Clarilite Wafer)	6,638,341	10/28/2003

Entegris, Inc.	CARBON DIOXIDE PURIFICATION FOR THE SEMICONDUCTOR INDUSTRY (GATEKEEPER AK for purifying CO2) (I2M #343)	7,381,243	6/3/2008

Entegris, Inc.	Method for the removal of airborne molecular contaminants using oxygen gas mixtures”	7,189,291	3/13/2007

Entegris, Inc.	Method for the removal of airborne molecular contaminants using water gas mixtures	7,377,982	5/27/2008

Entegris, Inc.	Method for the removal of airborne molecular contaminants using water gas mixtures	6,913,654	7/5/2005

Entegris, Inc.	Hydride Gas Purification for the Semiconductor Industry (Gatekeeper model and Aeronex model)	7,510,692	3/31/2009

Entegris, Inc.	Method of Identifying Purification Equipment which is Optimized for Individual Fluid Purification Systems (PRODUCT WIZARD)	7,376,489	5/20/2008

Entegris, Inc.	Lithographic Projection Apparatus, Gas Purging Method, Device Manufacturing Method and Purge Gas Supply System (ASML Case)	7,384,149	6/10/2008

Entegris, Inc.	Lithographic Projection Apparatus, Gas Purging Method, Device Manufacturing Method and Purge Gas Supply System (ASML Case)	7,113,254	9/26/2006

Entegris, Inc.	CLEAN ROOM AIR FILTERING	5,626,820	5/6/1997

Entegris, Inc.	NON-WOVEN FILTER COMPOSITE (Vaporsorb)	5,582,865	12/10/1996

Entegris, Inc.	AIR FILTERING WITHIN CLEAN ENVIRONMENTS	5,607,647	3/4/1997

Entegris, Inc.	STORING SUBSTRATES BETWEEN PROCESS STEPS WITHIN A PROCESSING FACILITY	5,833,726	11/10/1998

Entegris, Inc.	PERFORMANCE MONITORING OF GAS-PHASE AIR FILTERS	5,856,198	1/5/1999

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	FILTERS EMPLOYING POROUS STRONGLY ACIDIC POLYMERS (Silverset)	6,610,128	8/26/2003

Entegris, Inc.	FILTERS EMPLOYING POROUS STRONGLY ACIDIC POLYMERS	7,022,164	4/4/2006

Entegris, Inc.	FILTERS EMPLOYING POROUS STRONGLY ACIDIC POLYMERS	6,447,584	9/10/2002

Entegris, Inc.	SYSTEM AND METHOD FOR DETERMINING AND CONTROLLING CONTAMINATION	6,620,630	9/16/2003

Entegris, Inc.	SYSTEM AND METHOD FOR DETERMINING AND CONTROLLING CONTAMINATION	6,759,254	7/6/2004

Entegris, Inc.	FILTERS EMPLOYING BOTH ACIDIC POLYMERS AND PHYSICAL-ADSORPTION MEDIA (ISOSORB) (Silverset)	6,761,753	7/13/2004

Entegris, Inc.	FILTERS EMPLOYING BOTH ACIDIC POLYMERS AND PHYSICAL-ADSORPTION MEDIA (ISOSORB) (Silverset)	7,014,693	3/21/2006

Entegris, Inc.	FILTERS EMPLOYING BOTH ACIDIC POLYMERS AND PHYSICAL-ADSORPTION MEDIA (ISOSORB) (Silverset)	6,740,147	5/25/2004

Entegris, Inc.	System and Methods for Detecting Contaminants	7,430,893	10/7/2008

Entegris, Inc.	SYSTEM AND METHOD FOR MONITORING CONTAMINATION	7,092,077	8/15/2006

Entegris, Inc.	Reactive Gas Filter	7,132,011	11/7/2006

Entegris, Inc.	AIR HANDLING AND CHEMICAL FILTRATION SYSTEM AND METHOD	7,329,308	2/12/2008

Entegris, Inc.	Systems and Method for Removing Contaminants	8,398,753	3/19/2013

Entegris, Inc.	REMOVAL OF LOW MOLECULAR SILOXANES FROM HUMID GAS MATRIX (SiLVERSET)	7,922,791	4/12/2011

Entegris, Inc.	Low Profile Surface Mount Filter (WAFERGARD) (project #355)	7,806,949	10/5/2010

Entegris, Inc.	Low Profile Surface Mount Filter (WAFERGARD) (project #355)	7,967,882	6/28/2011

Entegris, Inc.	Low Profile Surface Mount Filter (WAFERGARD) (project #355)	7,575,616	8/18/2009

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	APPARATUS AND METHOD FOR REDUCING PARTICLE CONTAMINATION IN A VACUUM CHAMBER	8,172,923	5/8/2012

Entegris, Inc.	Thermoplastic Hollow Fiber Membrane Module and Method of Manufacture (UPE Hollow Fiber Membrane Cartridge)	5,695,702	12/9/1997

Entegris, Inc.	Low Volume Disposable Filter Module (LHVD) (Impact) (Intelligen 2 Pump) (Intelligen Mini)	5,762,789	6/9/1998

Entegris, Inc.	Surface Modified Porous Membrane and Process (QuickChange)	6,273,271	8/14/2001

Entegris, Inc.	Surface Modified Porous Membrane and Process (QuickChange)	6,354,443	3/12/2002

Entegris, Inc.	Process for Making Surface Modified Porous Membrane with Perfluorocarbon Copolymer (QuickChange)	5,928,792	7/27/1999

Entegris, Inc.	Article of Manufacture Including a Surface Modified Membrane and Process (QuickChange)	5,976,380	11/2/1999

Entegris, Inc.	Surface Modified Polymeric Substrate and Process (QuickChange)	6,179,132	1/30/2001

Entegris, Inc.	Microporous Hollow Fiber Membranes from Perfluorinated Thermoplastic Fibers (Submarine Fibers) (pHasor and Fluorline HF)	6,802,973	10/12/2004

Entegris, Inc.	Microporous Hollow Fiber Membranes from Perfluorinated Thermoplastic Fibers (Submarine Fibers) (pHasor and Fluorline HF)	6,802,972	10/12/2004

Entegris, Inc.	Method for Manufacturing Hollow Fiber Membranes (pHasor)	6,663,745	12/16/2003

Entegris, Inc.	Connector Apparatus and System Including Connector Apparatus (LHVD Connectology, Intelligen 2, RGEN, IntelliGen Mini, Impact, Panelgard 1-2-3)	7,350,821	4/1/2008

Entegris, Inc.	Connector Apparatus and System Including Connector Apparatus (LHVD Connectology, Intelligen 2, RGEN, IntelliGen Mini, Impact, Panelgard 1-2-3)	7,037,424	5/2/2006

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	Connector Apparatus and System Including Connector Apparatus (LHVD Connectology, Intelligen 2, RGEN, IntelliGen Mini, Impact, Panelgard 1-2-3)	7,815,805	10/19/2010

Entegris, Inc.	Connector Apparatus and System Including Connector Apparatus (LHVD Connectology, Intelligen 2, RGEN, IntelliGen Mini, Impact, Panelgard 1-2-3)	7,021,667	4/4/2006

Entegris, Inc.	Connector Apparatus and System Including Connector Apparatus (LHVD Connectology, Intelligen 2, RGEN, IntelliGen Mini, Impact, Panelgard 1-2-3)	7,296,582	11/20/2007

Entegris, Inc.	Connector Apparatus and System Including Connector Apparatus (LHVD Connectology, Intelligen 2, RGEN	6,378,907	4/30/2002

Entegris, Inc.	Filtration Module Including Unitary Filter Cartridge-Bowl Construction (Chemlock)	6,533,933	3/18/2003

Entegris, Inc.	Filtration Module Including Unitary Filter Cartridge-Bowl Construction (Chemlock)	8,070,945	12/6/2011

Entegris, Inc.	Filtration Module Including Unitary Filter Cartridge-Bowl Construction (Chemlock)	7,445,710	11/4/2008

Entegris, Inc.	Skinned Hollow Fiber Membrane and Method of Manufacture (pHasor)	6,921,482	7/26/2005

Entegris, Inc.	Skinned Hollow Fiber Membrane and Method of Manufacture (pHasor)	6,977,043	12/20/2005

Entegris, Inc.	Hollow Fiber Membrane Contactor (pHasor) (Project No. 313)	6,582,496	6/24/2003

Entegris, Inc.	Hollow Fiber Membrane Contactor (pHasor) (Project No. 313)	6,805,731	10/19/2004

Entegris, Inc.	A Perfluorinated Thermoplastic Filter Cartridge	7,347,937	3/25/2008

Entegris, Inc.	Filtration Cartridge and Process for Filtering a Slurry	7,247,245	7/24/2007

Entegris, Inc.	Disposable Fluid Separation Device and Manifold Assembly Design With Easy Change-Out Feature (Solaris Connectology)	7,056,436	6/6/2006

Entegris, Inc.	Disposable Fluid Separation Device and Manifold Assembly Design With Easy Change-Out Feature (Solaris Connectology)	7,378,017	5/27/2008

Entegris, Inc.	Disposable Fluid Separation Device and Manifold Assembly Design With Easy Change-Out Feature (Solaris Connectology)	6,652,749	11/25/2003

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	Housing Design With Twist Ring To Engage And Disengage Bowl Or Bowl Assembly (Chemlock)	6,635,175	10/21/2003

Entegris, Inc.	Optimizer Filter and Manifold	D513304 S	12/27/2005

Entegris, Inc.	Porous or Non-Porous Substrate Coated with a Cross-Linked Polymeric Composition Having Sulfonyl Groups and Hydrophilic Functional Groups and Process	7,094,469	8/22/2006

Entegris, Inc.	FLUID EXCHANGE DEVICE (pHasor X heat exhanger)	7,308,932	12/18/2007

Entegris, Inc.	FLUID EXCHANGE DEVICE (pHasor X heat exhanger)	8,091,618	1/10/2012

Entegris, Inc.	FILTER CARTRIDGE CONSTRUCTION (Chemlock)	7,101,479	9/5/2006

Entegris, Inc.	FILTER CARTRIDGE CONSTRUCTION (Chemlock)	7,520,984	4/21/2009

Entegris, Inc.	FILTER CARTRIDGE CONSTRUCTION (Chemlock)	7,169,302	1/30/2007

Entegris, Inc.	HOLLOW FIBER MEMBRANE CONTACT APPARATUS (pHASOR)	7,717,405	5/18/2010

Entegris, Inc.	FILTER APPARATUS (SS CHEMLOCK (MTO))	7,138,053	11/21/2006

Entegris, Inc.	Ion Exchange Polyethylene Membrane and Process (LICENSED FROM MILLIPORE)	5,531,899	7/2/1996

Entegris, Inc.	THERMAL MANAGEMENT, HEAT EXCHANGER	7,822,586	10/26/2010

Entegris, Inc.	Filter Device Having Pleated Filter Integral With Housing (Optimizer D300 and 600)	7,404,493	7/29/2008

Entegris, Inc.	ATMOSPHERIC PLASMA TREATED PTFE MEMBRANE	7,963,401	6/21/2011

Entegris, Inc.	ATMOSPHERIC PLASMA TREATED PTFE MEMBRANE	8,668,093	3/11/2014

Entegris, Inc.	CONNECTOR	423,081	4/18/2000

Entegris, Inc.	Filter apparatus with easy air vent (PROCESSGARD ink jet filter sold to Hitachi)	7,997,420	8/16/2011

Entegris, Inc.	Filter apparatus with easy air vent (PROCESSGARD ink jet filter sold to Hitachi)	8,167,140	5/1/2012

Entegris, Inc.	RETICLE-PELLICLE APPARATUS WITH PURGED PELLICLE-TO-RETICLE GAP	7,052,809	5/30/2006

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	WAFER CARRIER BOX HINGE	6,000,550	12/14/1999

Entegris, Inc.	SHOCK RESISTANT VARIABLE LOAD TOLERANT WAFER SHIPPER	6,550,619	4/22/2003

Entegris, Inc.	THIN WAFER INSERT, THIN WAFER INSERT	8,141,712	3/27/2012

Entegris, Inc.	THIN WAFER INSERT, THIN WAFER INSERT	7,219,802	5/22/2007

Entegris, Inc.	THIN WAFER CARRIER, THIN WAFER CARRIER	6,758,339	7/6/2004

Entegris, Inc.	RETICLE CARRIER	7,139,066	11/21/2006

Entegris, Inc.	RETICLE CARRIER	6,825,916	11/30/2004

Entegris, Inc.	SMIF CONTAINER INCLUDING A RETICLE SUPPORT STRUCTURE	6,216,873	4/17/2001

Entegris, Inc.	SUBSTRATE SUPPORT APPARATUS FOR A SUBSTRATE HOUSING, SUBSTRATE SUPPORT APPARATUS FOR A SUBSTRATE HOUSING	5,823,361	10/20/1998

Entegris, Inc.	SUBSTRATE SUPPORT APPARATUS FOR A SUBSTRATE HOUSING, SUBSTRATE SUPPORT APPARATUS FOR A SUBSTRATE HOUSING	5,984,116	11/16/1999

Entegris, Inc.	SUBSTRATE HOUSING AND DOCKING SYSTEM, SUBSTRATE HOUSING AND DOCKING SYSTEM	5,785,186	7/28/1998

Entegris, Inc.	SUBSTRATE HOUSING AND DOCKING SYSTEM, SUBSTRATE HOUSING AND DOCKING SYSTEM	5,834,915	11/10/1998

Entegris, Inc.	MODULAR SMIF POD BREATHER, ADSORBENT, AND PURGE CARTRIDGES	6,319,297	11/20/2001

Entegris, Inc.	MOLECULAR CONTAMINATION CONTROL SYSTEM	6,368,411	4/9/2002

Entegris, Inc.	SMIF CONTAINER INCLUDING AN ELECTROSTATIC DISSIPATIVE RETICLE SUPPORT STRUCTURE (ESD)	6,513,654	2/4/2003

Entegris, Inc.	ADVANCED WAFER SHIPPER (Crystal Pak)	5,992,638	11/30/1999

Entegris, Inc.	WAFER SUSPENSION BOX (Crystal Pak)	5,555,981	9/17/1996

Entegris, Inc.	WAFER SUSPENSION BOX (Crystal Pak)	5,749,467	5/12/1998

Entegris, Inc.	WAFER CONTAINER DOOR WITH PARTICLE COLLECTION STRUCTURE	7,325,698	2/5/2008

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	WAFER CONTAINER WITH SEALABLE DOOR	7,578,407	8/25/2009

Entegris, Inc.	ISOLATION SYSTEM FOR RETICLE POD (Extreme Ultraviolet (EUV))	7,607,543	10/27/2009

Entegris, Inc.	RETICLE POD WITH INTERNAL ENVIRONMENT CONTROL MEANS (RSP3 SMIF POD and CLARILITE)	7,400,383	7/15/2008

Entegris, Inc.	RETICLE POD WITH ISOLATION FRAME,	8,231,005	7/31/2012

Entegris, Inc.	RETICLE POD WITH ISOLATION FRAME,	8,613,359	12/24/2013

Entegris, Inc.	CONTAINER WITH SHOCK ABSORBING CORNERS	8,292,077	10/23/2012

Entegris, Inc.	Reusable Resilient Cushion for Wafer Container (ULTRAPAK Edgegard)	8,528,738	9/10/2013

Entegris, Inc.	RETICLE POD PURGE PORT LOCATION (Clarilite)	8,146,623	4/3/2012

Entegris, Inc.	SUBSTRATE SHIPPER	D664851	8/7/2012

Entegris, Inc.	SUBSTRATE SHIPPER/US	D673853	1/8/2013

Entegris, Inc.	TRANSPORT MODULE	7,370,764	5/13/2008

Entegris, Inc.	TRANSPORT MODULE	6,010,008	1/4/2000

Entegris, Inc.	TRANSPORT MODULE	6,736,268	5/18/2004

Entegris, Inc.	WAFER ENCLOSURE WITH DOOR	5,957,292	9/28/1999

Entegris, Inc.	WAFER CARRIER	5,788,082	8/4/1998

Entegris, Inc.	WAFER CONTAINER WITH DOOR (Defensive case) (FOUP or FASB)	5,711,427	1/27/1998

Entegris, Inc.	WAFER CONTAINER WITH MINIMAL CONTACT, WAFER CONTAINER WITH MINIMAL CONTACT	6,776,289	8/17/2004

Entegris, Inc.	TRANSPORT MODULE WITH LATCHING DOOR (F300 FOUP)	5,915,562	6/29/1999

Entegris, Inc.	DOOR GUIDE FOR A WAFER CONTAINER	6,464,081	10/15/2002

Entegris, Inc.	DOOR GUIDE FOR A WAFER CONTAINER	6,206,196	3/27/2001

Entegris, Inc.	WAFER CARRIER WITH WAFER RETAINING SYSTEM	6,951,284	10/4/2005

Entegris, Inc.	WAFER SEALING ARRANGEMENT FOR WAFER CONTAINERS, WAFER SEALING ARRANGEMENT FOR WAFER CONTAINERS	6,848,578	2/1/2005

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	FRONT OPENING WAFER CONTAINER WITH PATH TO GROUND EFFECTUATED BY DOOR, FRONT OPENING WAFER CONTAINER WITH PATH TO GROUND EFFECTUATED BY DOOR	7,886,910	2/15/2011

Entegris, Inc.	FRONT OPENING WAFER CONTAINER WITH PATH TO GROUND EFFECTUATED BY DOOR, FRONT OPENING WAFER CONTAINER WITH PATH TO GROUND EFFECTUATED BY DOOR	8,276,759	10/2/2012

Entegris, Inc.	WAFER CARRIER DOOR WITH FORM FITTING MECHANISM COVER, WAFER CARRIER DOOR WITH FORM FITTING MECHANIS	6,749,067	6/15/2004

Entegris, Inc.	WAFER CARRIER DOOR AND LATCHING MECHANISM WITH HOURGLASS SHAPED KEY SLOT, WAFER CARRIER DOOR AND LA	6,712,213	3/30/2004

Entegris, Inc.	WAFER CARRIER DOOR AND TWO-POSITION SPRING BIASED LATCHING MECHANISM (for FOUP), WAFER CARRIER DOOR	7,168,587	1/30/2007

Entegris, Inc.	WAFER CARRIER DOOR AND TWO-POSITION SPRING BIASED LATCHING MECHANISM (for FOUP), WAFER CARRIER DOOR	6,880,718	4/19/2005

Entegris, Inc.	WAFER CARRIER DOOR AND LATCHING MECHANISM WITH C-SHAPED CAM FOLLOWER	6,955,382	10/18/2005

Entegris, Inc.	WAFER CONTAINER CUSHION SYSTEM	6,644,477	11/11/2003

Entegris, Inc.	SYSTEM FOR PREVENTING IMPROPER INSERTION OF FOUP DOOR INTO FOUP, SYSTEM FOR PREVENTING IMPROPER INSERTION OF FOUP DOOR INTO FOUP	6,663,148	12/16/2003

Entegris, Inc.	TRANSPORTABLE CONTAINER INCLUDING AN INTERNAL ENVIRONMENT MONITOR (SMART FOUP)	7,156,129	1/2/2007

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	TRANSPORTABLE CONTAINER INCLUDING AN INTERNAL ENVIRONMENT MONITOR (SMART FOUP)	7,490,637	2/17/2009

Entegris, Inc.	TRANSPORTABLE CONTAINER INCLUDING AN INTERNAL ENVIRONMENT MONITOR (SMART FOUP)	6,901,971	6/7/2005

Entegris, Inc.	TRANSPORT MODULE WITH LATCHING DOOR, TRANSPORT MODULE WITH LATCHING DOOR	6,945,405	9/20/2005

Entegris, Inc.	CUSHIONED WAFER CONTAINER	6,267,245	7/31/2001

Entegris, Inc.	300MM SHIPPING CONTAINER (CRYSTALPAK)	5,803,269	9/8/1998

Entegris, Inc.	SUBSTRATE CONTAINER (SPECTRA)	7,347,329	3/25/2008

Entegris, Inc.	FRONT OPENING SUBSTRATE CONTAINER WITH BOTTOM PLATE (SPECTRA)	7,866,480	1/11/2011

Entegris, Inc.	FRONT OPENING SUBSTRATE CONTAINER WITH BOTTOM PLATE (SPECTRA)	7,201,276	4/10/2007

Entegris, Inc.	WAFER CARRIER DOOR (SPECTRA)	7,344,030	3/18/2008

Entegris, Inc.	WAFER CONTAINER AND DOOR WITH VIBRATION DAMPENING LATCHING MECHANISM (Spectra)	7,677,393	3/16/2010

Entegris, Inc.	WAFER CONTAINER AND DOOR WITH VIBRATION DAMPENING LATCHING MECHANISM (Spectra)	7,182,203	2/27/2007

Entegris, Inc.	WAFER CONTAINER WITH DOOR ACTUATED WAFER RESTRAINT (SPECTRA)	7,900,776	3/8/2011

Entegris, Inc.	WAFER CONTAINER WITH DOOR ACTUATED WAFER RESTRAINT (SPECTRA)	7,100,772	9/5/2006

Entegris, Inc.	WAFER CONTAINER AND DOOR WITH CAM LATCHING MECHANISM (SPECTRA)	7,325,693	2/5/2008

Entegris, Inc.	WAFER CONTAINER WITH SECONDARY WAFER RESTRAINT SYSTEM (SPECTRA)	7,523,830	4/28/2009

Entegris, Inc.	KINEMATIC COUPLING WITH TEXTURED CONTACT SURFACES (Spectra)	7,422,107	9/9/2008

Registered Owner	Title of Patent	Registration Number	Date Filed
Entegris, Inc.	DIAMOND LIKE COATINGS TO REDUCE PERMEATION	8,012,586	9/6/2011

Entegris, Inc.	DIAMOND LIKE COATINGS TO REDUCE PERMEATION	8,426,024	4/23/2013

Entegris, Inc.	DIAMOND LIKE COATINGS TO REDUCE PERMEATION/US	8,603,632	12/10/2013

Entegris, Inc.	Wafer Carrier Door	D611437	3/9/2010

Entegris, Inc.	Exterior 450mm Container configuration.	D668865	10/16/2012

Entegris, Inc.	Exterior 450mm Container configuration./US	D689696	9/17/2013

Entegris, Inc.	CLIPLESS TRAY	6,079,565	6/27/2000

Entegris, Inc.	MATRIX TRAY WITH TACKY SURFACES	6,926,937	8/9/2005

Entegris, Inc.	INTEGRATED CIRCUIT TRAY WITH SELF ALIGNING POCKET (Licensed to DIC)	5,791,486	8/11/1998

Entegris, Inc.	SHIPPER WITH TOOTH DESIGN FOR IMPROVED LOADING	6,994,217	2/7/2006

Entegris, Inc.	COMPOSITE SUBSTRATE CARRIER,	7,168,564	1/30/2007

Entegris, Inc.	COMPOSITE SUBSTRATE CARRIER,	6,871,741	3/29/2005

Entegris, Inc.	COMPOSITE SUBSTRATE CARRIER,	6,428,729	8/6/2002

Entegris, Inc.	COMPOSITE SUBSTRATE CARRIER,	6,808,668	10/26/2004

Entegris, Inc.	ENCLOSED SEALABLE PURGIBLE SEMICONDUCTOR WAFER HOLDER (kinematic coupling)	5,476,176	12/19/1995

Entegris, Inc.	ENCLOSED SEALABLE PURGIBLE SEMICONDUCTOR WAFER HOLDER (kinematic coupling)	5,755,332	5/26/1998

Entegris, Inc.	SUBSTRATE CONTAINER WITH FLUID-SEALING FLOW PASSAGEWAY (SMIF POD)	7,328,727	2/12/2008

Entegris, Inc.	COMPOSITIONS COMPRISING CARBON NANOTUBES AND ARTICLES FORMED THEREFROM (TEGO)	8,652,391	2/18/2014

Entegris, Inc.	MILLED CARBON FIBER REINFORCED POLYMER COMPOSITION	5,686,521	11/11/1997

Poco Graphite, Inc.	APPARATUS FOR ADJUSTABLE STACKER BAR ASSEMBLY HAVING QUICK CHANGE FEATURES	D641029	7/5/2011

Registered Owner	Title of Patent	Registration Number	Date Filed
Poco Graphite, Inc.	ADJUSTABLE HOT GLASS TRANSFER DEVICE	5,741,343	4/21/1998

Poco Graphite, Inc.	PROCESS FOR MAKING POROUS GRAPHITE AND ARTICLES PRODUCED THEREFROM (HTC),/US	6,776,936	8/17/2004

Poco Graphite, Inc.	SYSTEM, METHOD AND APPARATUS FOR CONVERSION BONDING OF PRECURSOR SUBCOMPONENT INTO A UNITARY MONOLITH	7,931,853	4/26/2011

Poco Graphite, Inc.	SYSTEM, METHOD AND APPARATUS FOR INTERCHANGEABLY ACCOMMODATING BOTH FIXED AND FLOATING TAKEOUT INSERTS	7,418,834	9/2/2008

Poco Graphite, Inc.	SYSTEM, METHOD AND APPARATUS FOR ADJUSTABLE STACKER BAR ASSEMBLY HAVING VERTICLE ACCOMONDATION FEATURES	7,814,766	10/19/2010

Poco Graphite, Inc.	PROCESS FOR MAKING A CARBON FOAM INDUCED BY PROCESS DEPRESSURIZATION (HTC),	6,576,168	6/10/2003

V.	Patent Applications

Registered Owner	Title of Patent	Application Number	Date Filed
Advanced Technology Materials, Inc.	SCALABLE LEAD ZIRCONIUM TITANATE (PZT) THIN FILM MATERIAL AND DEPOSITION METHOD, AND FERROELECTRIC MEMORY DEVICE STRUCTURES COMPRISING SUCH THIN FILM	13/960,412	8/6/2013

Advanced Technology Materials, Inc.	AQUEOUS CLEANING COMPOSITION CONTAINING COPPER-SPECIFIC CORROSION INHIBITOR FOR CLEANING INORGANIC RESIDUES ON SEMICONDUCTOR SUBSTRATE	13/658,415	10/23/2012

Advanced Technology Materials, Inc.	LIQUID HANDLING SYSTEM WITH ELECTRONIC INFORMATION STORAGE	13/438,285	4/3/2012

Advanced Technology Materials, Inc.	APPARATUS AND METHOD FOR DISPENSING HIGH VISCOSITY LIQUID	13/953,497	7/29/2013

Advanced Technology Materials, Inc.	RECTANGULAR PARALLELEPIPED FLUID STORAGE AND DISPENSING VESSEL	13/966,091	8/13/2013

Advanced Technology Materials, Inc.	METHOD AND APPARATUS TO HELP PROMOTE CONTACT OF GAS WITH VAPORIZED MATERIAL	13/862,412	4/13/2013

Advanced Technology Materials, Inc.	GAS STORAGE AND DISPENSING SYSTEM WITH MONOLITHIC CARBON ADSORBENT	13/601,377	8/31/2012

Advanced Technology Materials, Inc.	Photoresist Removal	13/568,790	8/7/2012

Advanced Technology Materials, Inc.	Composition and process for post-etch removal of photoresist and/or sacrificial anti-reflective material deposited on a substrate	13/718,830	12/18/2012

Advanced Technology Materials, Inc.	COMPOSITION AND METHOD FOR LOW TEMPERATURE CHEMICAL VAPOR DEPOSITION OF SILICON-CONTAINING FILMS INCLUDING SILICON CARBONITRIDE AND SILICON OXYCARBONI	12/862,739	8/24/2010

Advanced Technology Materials, Inc.	NOVEL METHODS FOR CLEANING ION IMPLANTER COMPONENTS	11/577,852	3/13/2008

Advanced Technology Materials, Inc.	FLUID STORAGE AND DISPENSING SYSTEM INCLUDING DYNAMIC FLUID MONITORING OF FLUID STORAGE AND DISPENSING VESSEL	14/054,497	10/15/2013

Advanced Technology Materials, Inc.	FLUID STORAGE AND DISPENSING SYSTEM INCLUDING DYNAMIC FLUID MONITORING OF FLUID STORAGE AND DISPENSING VESSEL	13/155,237	6/7/2011

Advanced Technology Materials, Inc.	COMPOSITIONS AND METHODS FOR SELECTIVE REMOVAL OF METAL OR METAL ALLOY AFTER METAL SILICIDE FORMATION	11/917,453	6/13/2006

Advanced Technology Materials, Inc.	Metal and Dielectric Compatible Sacrificial Anti-Reflective Coating Cleaning and Removal Composition	11/916,891	6/7/2006

Advanced Technology Materials, Inc.	LINER-BASED LIQUID STORAGE AND DISPENSING SYSTEMS WITH EMPTY DETECTION CAPABILITY	13/667,182	11/2/2012

Advanced Technology Materials, Inc.	MATERIAL STORAGE AND DISPENSING PACKAGES AND METHODS	11/912,629	10/25/2007

Advanced Technology Materials, Inc.	MATERIAL STORAGE AND DISPENSING PACKAGES AND METHODS	13/854,882	4/1/2013

Advanced Technology Materials, Inc.	FLUID STORAGE AND DISPENSING SYSTEMS AND PROCESSES	13/149,844	5/31/2011

Advanced Technology Materials, Inc.	APPARATUS AND PROCESS FOR INTEGRATED GAS BLENDING	13/964,745	8/12/2013

Advanced Technology Materials, Inc.	BORON ION IMPLANTATION USING ALTERNATIVE FLUORINATED BORON PRECURSORS, AND FORMATION OF LARGE BORON HYDRIDES FOR IMPLANTATION	13/726,826	12/26/2012

Advanced Technology Materials, Inc.	COMPOSITION AND METHOD FOR SELECTIVELY ETCHING GATE SPACER OXIDE MATERIAL	12/089,346	10/4/2006

Advanced Technology Materials, Inc.	OXIDIZING AQUEOUS CLEANER FOR THE REMOVAL OF POST-ETCH RESIDUES	13/084,173	4/11/2011

Advanced Technology Materials, Inc.	PRECURSOR COMPOSITIONS FOR ATOMIC LAYER DEPOSITION AND CHEMICAL VAPOR DEPOSITION OF TITANATE, LANTHANATE, AND TANTALATE DIELECTRIC FILMS	13/370,072	2/9/2012

Advanced Technology Materials, Inc.	SYSTEMS AND METHODS FOR MANAGING MATERIAL STORAGE VESSELS HAVING INFORMATION STORAGE ELEMENTS	12/307,957	1/8/2009

Advanced Technology Materials, Inc.	LOW TEMPERATURE DEPOSITION OF PHASE CHANGE MEMORY MATERIALS	13/610,928	9/12/2012

Advanced Technology Materials, Inc.	LIQUID DISPENSING SYSTEMS ENCOMPASSING GAS REMOVAL	13/713,078	12/13/2012

Advanced Technology Materials, Inc.	SOLID PRECURSOR-BASED DELIVERY OF FLUID UTILIZING CONTROLLED SOLIDS MORPHOLOGY	12/438,502	2/23/2009

Advanced Technology Materials, Inc.	COMPOSITIONS AND METHODS FOR THE REMOVAL OF PHOTORESIST FOR A WAFER REWORK APPLICATION	13/286,281	11/1/2011

Advanced Technology Materials, Inc.	ANTIMONY AND GERMANIUM COMPLEXES USEFUL FOR CVD/ALD OF METAL THIN FILMS	13/622,233	9/18/2012

Advanced Technology Materials, Inc.	PRECURSORS FOR SILICON DIOXIDE GAP FILL	12/665,929	12/21/2009

Advanced Technology Materials, Inc.	COMPOSITIONS AND METHODS FOR THE SELECTIVE REMOVAL OF SILICON NITRIDE	12/520,138	6/19/2009

Advanced Technology Materials, Inc.	LIQUID CLEANER FOR THE REMOVAL OF POST-ETCH RESIDUES	12/520,121	6/19/2009

Advanced Technology Materials, Inc.	COMPOSITION AND PROCESS FOR THE SELECTIVE REMOVAL OF TiSiN	12/525,600	8/3/2009

Advanced Technology Materials, Inc.	COMPONENT FOR SOLAR ADSORPTION REFRIGERATION SYSTEM AND METHOD OF MAKING SUCH COMPONENT	14/035,834	9/24/2013

Advanced Technology Materials, Inc.	NEW ANTIOXIDANTS FOR POST-CMP CLEANING FORMULATIONS	12/409,267	5/23/2009

Advanced Technology Materials, Inc.	ION SOURCE CLEANING IN SEMICONDUCTOR PROCESSING SYSTEMS	13/201,188	8/11/2011

Advanced Technology Materials, Inc.	STRONTIUM AND BARIUM PRECURSORS FOR USE IN CHEMICAL VAPOR DEPOSITION, ATOMIC LAYER DEPOSITION AND RAPID VAPOR DEPOSITION	13/892,526	5/13/2013

Advanced Technology Materials, Inc.	TELLURIUM COMPOUNDS USEFUL FOR DEPOSITION OF TELLURIUM CONTAINING MATERIALS	13/911,622	6/6/2013

Advanced Technology Materials, Inc.	Blow Molded Liner for Overpack Container and Method of Manufacturing the Same	12/745605	6/1/2010

Advanced Technology Materials, Inc.	NON-SELECTIVE OXIDE ETCH WET CLEAN COMPOSITION AND METHOD OF USE	12/921,262	9/7/2010

Advanced Technology Materials, Inc.	AMORPHOUS GE/TE DEPOSITION PROCESS	13/346,701	1/9/2012

Advanced Technology Materials, Inc.	ANTIMONY COMPOUNDS USEFUL FOR DEPOSITION OF ANTIMONY-CONTAINING MATERIALS	12/990,459	10/29/2010

Advanced Technology Materials, Inc.	GeSbTe MATERIAL INCLUDING SUPERFLOW LAYER(S), AND USE OF Ge TO PREVENT INTERACTION OF Te FROM SbxTey AND GexTey RESULTING IN HIGH Te CONTENT AND FILM	12/997,551	12/10/2010

Advanced Technology Materials, Inc.	COPPER CLEANING AND PROTECTION FORMULATIONS	13/124,942	4/19/2011

Advanced Technology Materials, Inc.	LITHOGRAPHIC TOOL IN SITU CLEAN FORMULATIONS	13/146,438	7/27/2011

Advanced Technology Materials, Inc.	NON-AMINE POST-CMP COMPOSITION AND METHOD FOR USE	12/709,054	2/19/2010

Advanced Technology Materials, Inc.	TPIR APPARATUS FOR MONITORING TUNGSTEN HEXAFLUORIDE PROCESSING TO DETECT GAS PHASE NUCLEATION, AND METHOD AND SYSTEM UTILIZING SAME	13/375,053	11/29/2011

Advanced Technology Materials, Inc.	FLUID PROCESSING SYSTEMS AND METHODS	13/375,462	11/30/2011

Advanced Technology Materials, Inc.	LOW TEMPERATURE GST PROCESS	14/104,984	12/12/2013

Advanced Technology Materials, Inc.	DOPED ZrO2 CAPACITOR MATERIALS AND STRUCTURES	13/264,745	10/15/2011

Advanced Technology Materials, Inc.	CARBON MATERIALS FOR CARBON IMPLANTATION	12/842,006	7/22/2010

Advanced Technology Materials, Inc.	CARBON MATERIALS FOR CARBON IMPLANTATION	13/682,416	11/20/2012

Advanced Technology Materials, Inc.	FLUID MONITORING APPARATUS	13/381,332	12/28/2011

Advanced Technology Materials, Inc.	Substantially Rigid Collapsible Liner and Flexible Gusseted or Non-Gusseted Liners and Methods of Manufacturing the Same and Methods for Limiting Chok	13/382,743	1/6/2012

Advanced Technology Materials, Inc.	VENTILATION GAS MANAGEMENT SYSTEMS AND PROCESSES	13/522,000	7/12/2012

Advanced Technology Materials, Inc.	LIQUID DISPENSING SYSTEMS WITH GAS REMOVAL AND SENSING CAPABILITIES	13/520,557	7/4/2012

Advanced Technology Materials, Inc.	REMOVAL OF MASKING MATERIAL	13/733,540	1/3/2013

Advanced Technology Materials, Inc.	Closure/Connectors for Liner-Based Dispense Containers	12/982,160	12/30/2010

Advanced Technology Materials, Inc.	CARBON PYROLYZATE ADSORBENT HAVING UTILITY FOR CO2 CAPTURE AND METHODS OF MAKING AND USING THE SAME	13/981,376	7/24/2013

Advanced Technology Materials, Inc.	METHOD AND APPARATUS FOR ENHANCED LIFETIME AND PERFORMANCE OF ION SOURCE IN AN ION IMPLANTATION SYSTEM	13/840,961	3/15/2013

Advanced Technology Materials, Inc.	ENRICHED SILICON PRECURSOR COMPOSITIONS AND APPARATUS AND PROCESSES FOR UTILIZING SAME	13/898,809	5/21/2013

Advanced Technology Materials, Inc.	GERMANIUM ANTIMONY TELLURIDE MATERIALS AND DEVICES INCORPORATING SAME	13/637,018	9/24/2012

Advanced Technology Materials, Inc.	COMPOSITION FOR AND METHOD OF SUPPRESSING TITANIUM NITRIDE CORROSION	13/878,684	4/10/2013

Advanced Technology Materials, Inc.	FORMULATIONS FOR THE REMOVAL OF PARTICLES GENERATED BY CERIUM-CONTAINING SOLUTIONS	13/978,825	7/9/2013

Advanced Technology Materials, Inc.	GERMANIUM ANTIMONY TELLURIDE MATERIALS AND DEVICES INCORPORATING SAME	13/698,642	11/17/2012

ATMI, Inc.	ION IMPLANTATION SYSTEM AND METHOD	13/502,855	4/19/2012

Advanced Technology Materials, Inc.	RECOVERY OF Xe AND OTHER HIGH VALUE COMPOUNDS	13/704,552	12/14/2012

Advanced Technology Materials, Inc.	DOPING OF ZrO2 FOR DRAM APPLICATIONS	13/808,165	1/3/2013

Advanced Technology Materials, Inc.	ENDPOINT DETERMINATION FOR CAPILLARY-ASSISTED FLOW CONTROL	13/704,612	12/15/2012

Advanced Technology Materials, Inc.	Substantially Rigid Collapsible Liner, Container and/or Liner for Replacing Glass Bottles, and Enhanced Flexible Liners	13/878,930	4/11/2013

Advanced Technology Materials, Inc.	LINER-BASED ASSEMBLY FOR REMOVING IMPURITIES	13/881,757	4/26/2013

Advanced Technology Materials, Inc.	SUSTAINABLE PROCESS FOR RECLAIMING PRECIOUS METALS AND BASE METALS FROM E-WASTE	13/817,868	2/20/2013

Advanced Technology Materials, Inc.	LINER-BASED DISPENSER	13/988,785	5/22/2013

Advanced Technology Materials, Inc.	AQUEOUS CLEANER FOR THE REMOVAL OF POST-ETCH RESIDUES	13/810,060	1/14/2013

Advanced Technology Materials, Inc.	ION IMPLANTATION TOOL CLEANING APPARATUS AND METHOD	13/291,342	11/8/2011

Advanced Technology Materials, Inc.	ISOTOPICALLY-ENRICHED BORON-CONTAINING COMPOUNDS, AND METHODS	14/095,575	12/3/2013

Advanced Technology Materials, Inc.	APPARATUS AND METHOD FOR PREPARATION OF COMPOUNDS OR INTERMEDIATES THEREOF FROM A SOLID MATERIAL, AND USING SUCH COMPOUNDS AND INTERMEDIATES	13/219,706	8/28/2011

Advanced Technology Materials, Inc.	COMPOSITION AND PROCESS FOR SELECTIVELY ETCHING METAL NITRIDES	13/877,777	4/4/2013

Advanced Technology Materials, Inc.	CONNECTORS FOR LINER-BASED DISPENSE CONTAINERS	13/879,433	4/15/2013

Advanced Technology Materials, Inc.	GENERAL CYLINDRICALLY-SHAPED LINER FOR USE IN PRESSURE DISPENSE SYSTEMS AND METHODS OF MANUFACTURING THE SAME	13/991,641	6/5/2013

ATMI Packaging, Inc.	LINER-BASED SHIPPING AND DISPENSING CONTAINERS	14/039,847	9/27/2013

Advanced Technology Materials, Inc.	ION IMPLANTER SYSTEM INCLUDING REMOTE DOPANT SOURCE, AND METHOD COMPRISING SAME	13/990,760	5/30/2013

Advanced Technology Materials, Inc.	METHOD FOR RECYCLING OF OBSOLETE PRINTED CIRCUIT BOARDS	13/641,371	10/15/2012

Advanced Technology Materials, Inc.	CLEANING AGENT FOR SEMICONDUCTOR PROVIDED WITH METAL WIRING	13/575,452	7/26/2012

Advanced Technology Materials, Inc.	ETCHING SOLUTION FOR COPPER OR COPPER ALLOY	13/816,862	2/13/2013

Advanced Technology Materials, Inc.	LINER-BASED DISPENSING SYSTEMS	13/988,792	5/22/2013

Advanced Technology Materials, Inc.	REFILLABLE AMPOULE WITH PURGE CAPABILITY	14/119,402	11/21/2013

Advanced Technology Materials, Inc.	PVDF PYROLYZATE ADSORBENT AND GAS STORAGE AND DISPENSING SYSTEM UTILIZING SAME	13/329,254	12/17/2011

Advanced Technology Materials, Inc.	CLUSTER ION IMPLANTATION OF ARSENIC AND PHOSPHORUS	14/006,662	9/21/2013

Advanced Technology Materials, Inc.	NESTED BLOW MOLDED LINER AND OVERPACK	14/001,713	8/27/2013

Advanced Technology Materials, Inc.	CARBON ADSORBENT AND PROCESS FOR SEPARATING HIGH-OCTANE COMPONENTS FROM LOW-OCTANE COMPONENTS IN A NAPTHA RAFFINATE STREAM USING SUCH CARBON ADSORBENT	14/111,547	10/12/2013

Advanced Technology Materials, Inc.	CYCLOPENTADIENYL TITANIUM ALKOXIDES WITH OZONE ACTIVATED LIGANDS FOR ALD OF TiO2	61/939,211	2/12/2014

Advanced Technology Materials, Inc.	CYCLOPENTADIENYL TITANIUM ALKOXIDES WITH OZONE ACTIVATED	61/919,795	12/22/2013

Advanced Technology Materials, Inc.	METHOD FOR PREVENTING THE COLLAPSE OF HIGH ASPECT RATIO STRUCTURES DURING DRYING	13/819,249	2/26/2013

Advanced Technology Materials, Inc.	HIGH-K PEROVSKITE MATERIALS AND METHODS OF MAKING AND USING THE SAME	14/128,043	12/20/2013

Advanced Technology Materials, Inc.	METHOD FOR THE RECOVERY OF LITHIUM COBALT OXIDE FROM LITHIUM BATTERIES	14/127,714	12/19/2013

Advanced Technology Materials, Inc.	SYSTEMS AND METHODS FOR SUPPLYING PHOSPHINE FOR FUMIGATION APPLICATIONS	14/240,404	2/23/2014

Advanced Technology Materials, Inc.	CLEANING AGENT FOR SEMICONDUCTOR	61/909,432	11/27/2013

Advanced Technology Materials, Inc.	AQUEOUS CERIUM-CONTAINING SOLUTION HAVING AN EXTENDED BATH LIFETIME FOR REMOVING MASK MATERIAL	13/295,677	11/14/2011

Advanced Technology Materials, Inc.	CARBON ADSORBENT FOR HYDROGEN SULFIDE REMOVAL FROM GASES CONTAINING SAME, AND REGENERATION OF ADSORBENT	13/904,988	5/29/2013

Advanced Technology Materials, Inc.	COPPER CLEANING AND PROTECTION FORMULATIONS	61/814,518	4/22/2013

Advanced Technology Materials, Inc.	Storage, Transportation, and/or Dispense Packaging	29418169	4/12/2012

Advanced Technology Materials, Inc.	PHASE CHANGE MEMORY STRUCTURE COMPRISING PHASE CHANGE ALLOY CENTER-FILLED WITH DIELECTRIC MATERIAL	13/872,087	4/27/2013

Advanced Technology Materials, Inc.	Use Indicator for use with Dispensing Container and Methods for Manufacturing Same	61/782,415	3/14/2013

Advanced Technology Materials, Inc.	Fitment Adapter for Dispensing Systems and Methods for Manufacturing Same	61/757,236	3/15/2013

Advanced Technology Materials, Inc.	Fitment and Fitment Adapter for Dispensing Systems and Methods for Manufacturing Same	61/908,858	11/26/2013

Advanced Technology Materials, Inc.	SULFOLANE MIXTURES AS AMBIENT APROTIC POLAR SOLVENTS	61/781,820	3/14/2013

Advanced Technology Materials, Inc.	APPARATUS AND METHOD FOR FILLING AND DISPENSING OXYGEN- AND MOISTURE-SENSITIVE MATERIALS UTILIZING LINER-BASED CONTAINER	61/845,315	7/11/2013

Advanced Technology Materials, Inc.	THE hYDROMETALLURGICAL RECYCLING OF RARE EARTH ELEMENTS	61/872,313	8/30/2013

Advanced Technology Materials, Inc.	ALD PROCESSES FOR LOW LEAKAGE CURRENT AND LOW EQUIVALENT OXIDE THICKNESS BiTaO FILMS	61/895,380	10/24/2013

Advanced Technology Materials, Inc.	ALD PROCESSES FOR LOW LEAKAGE CURRENT AND LOW EQUIVALENT OXIDE THICKNESS BiTaO FILMS	61/903,491	11/13/2013

Advanced Technology Materials, Inc.	ENHANCING THE CONDUCTIVITY OF NANOCRYSTAL-BASED FILMS	61/783,411	3/14/2013

Advanced Technology Materials, Inc.	STABILIZATION AND DELIVERY OF DICOBALT HEXACARBONYL TERT-BUTYLACETYLENE	61/806,374	3/28/2013

Advanced Technology Materials, Inc.	ADSORBENT HAVING UTILITY FOR CO2 CAPTURE FROM GAS MIXTURES	13/857,385	4/5/2013

Advanced Technology Materials, Inc.	REMOTE DELIVERY OF CHEMICAL REAGENTS	61/857,587	7/23/2013

Advanced Technology Materials, Inc.	COMPOSITIONS AND METHODS FOR REMOVING CERIA PARTICLES FROM A SURFACE	61/824,714	5/17/2013

Advanced Technology Materials, Inc.	DOPANT PRECURSORS FOR MONO-LAYER DOPING	61/909,459	11/27/2013

Advanced Technology Materials, Inc.	PREPARATION OF HIGH PRESSURE BF3/H2 MIXTURES	61/824,709	5/17/2013

Advanced Technology Materials, Inc.	COMPOSITIONS AND METHODS FOR SELECTIVELY ETCHING TITANIUM NITRIDE	61/831,928	6/6/2013

Advanced Technology Materials, Inc.	AQUEOUS AND SEMI-AQUEOUS CLEANERS FOR THE REMOVAL OF POST-ETCH RESIDUES WITH TUNGSTEN AND COBALT COMPATIBILITY	61/840,205	6/27/2013

Advanced Technology Materials, Inc.	IMPROVED GAS STORAGE AND DELIVERY	61/834,866	6/13/2013

Advanced Technology Materials, Inc.	AQUEOUS FORMULATIONS FOR REMOVING METAL HARD MASK AND POST-ETCH RESIDUE WITH Cu/W COMPATIBILITY	61/860,385	7/31/2013

Advanced Technology Materials, Inc.	SILICON IMPLANTATION IN SUBSTRATES AND PROVISION OF SILICON PRECURSOR COMPOSITIONS THEREFOR	61/866,918	8/16/2013

Advanced Technology Materials, Inc.	APPARATUS AND METHOD FOR PRESSURE DISPENSING OF HIGH VISCOSITY LIQUID-CONTAINING MATERIALS	61/880,330	9/20/2013

Advanced Technology Materials, Inc.	APPARATUS AND METHOD FOR DIRECT CONTACT PRESSURE DISPENSING USING FLOATING LIQUID EXTRACTION ELEMENT	61/899,060	11/1/2013

Advanced Technology Materials, Inc.	ULTRAHIGH PURITY DICOBALT HEXACARBONYL TERT-BUTYLACETYLENE, CORRESPONDING DERIVATIVES, AND METHODS FOR MAKING AND USING THE SAME	61/875,065	9/8/2013

Advanced Technology Materials, Inc.	DIP TUBE ASSEMBLIES AND METHODS OF MANUFACTURING THE SAME	61/892,529	10/18/2013

Advanced Technology Materials, Inc.	COMPOSITIONS AND METHODS FOR SELECTIVELY ETCHING TITANIUM NITRIDE	61/872,297	8/30/2013

Advanced Technology Materials, Inc.	CARBON MONOLITHS FOR ADSORPTION REFRIGERATION AND HEATING APPLICATIONS	61/910,072	11/28/2013

Advanced Technology Materials, Inc.	FLUORINE-FREE TUNGSTEN VAPOR DEPOSITION PROCESS	61/884,984	9/30/2013

Advanced Technology Materials, Inc.	USE OF NON-OXIDIZING STRONG ACIDS FOR THE REMOVAL OF ION-IMPLANTED RESIST	61/919,177	12/20/2013

Advanced Technology Materials, Inc.	FORMULATIONS TO SELECTIVELY ETCH SILICON AND GERMANIUM	61/922,187	12/31/2013

Advanced Technology Materials, Inc.	Ni:NiGe:Ge SELECTIVE ETCH FORMULATIONS	61/916,543	12/16/2013

Advanced Technology Materials, Inc.	COBALT PRECURSORS	61/943,494	2/23/2014

ATMI, Inc.	POST CHEMICAL MECHANICAL POLISHING FORMULATIONS AND METHOD OF USE	61/933,010	1/29/2014

ATMI, Inc.	POST CHEMICAL MECHANICAL POLISHING FORMULATIONS AND METHOD OF USE	61/933,015	1/29/2014

Entegris, Inc.	METHODS AND MATERIALS FOR MAKING A MONOLITHIC POROUS PAD CAST ONTO A ROTABLE BASE (Planarcore) (Pro/US	14/029471	8/8/2003

Entegris, Inc.	FLOW EQUILIZATION OF A POROUS PAD FORMED ONTO A ROTATABLE BASE (Planarcore)/US	13/915241	12/6/2005

Entegris, Inc.	CMP PAD CONDITIONER (PLANARGEM) (Project No./US	14/004152	3/7/2011

Entegris, Inc.	PLANARCORE PVA BRUSH MADE WITH ALTERNATE NODULE SHAPE (000455)/US	PCT/US2012/057337	9/26/2011

Entegris, Inc.	POST-CMP CLEANING BRUSH/US	13/580423	2/22/2010

Entegris, Inc.	Coated CMP Retaining Ring/US	61/845008	7/11/2013

Entegris, Inc.	CMP Brush/US	61/885333	10/1/2013

Entegris, Inc.	Nodule ratios for targeted enhanced cleaning performance/US	61/942231	2/20/2014

Entegris, Inc.	Pump Controller for Precision Pumping Apparatus (CIP cases used for Intelligen Mini and HV)	13/316093	11/23/1998

Entegris, Inc.	FLOW CONTROLLER AND PRECISION DISPENSE APPARATUS AND SYSTEM (OPTICHEM C AND P)/US	13/853674	7/19/2002

Entegris, Inc.	Low Hold Up/Variable Home Position for Dispense Systems (Used in Intelligen Mini and HV)/US	13/554746	11/23/2004

Entegris, Inc.	SYSTEM AND METHOD FOR PRESSURE COMPENSATION IN A PUMP (Intelligen Mini and HV)	13/251976	12/2/2005

Entegris, Inc.	SYSTEM AND METHOD FOR MULTISTAGE PUMP WITH REDUCED FORM FACTOR (Intelligen Mini and HV)	12/218325	12/5/2005

Entegris, Inc.	SYSTEM AND METHOD FOR MULTISTAGE PUMP WITH REDUCED FORM FACTOR (Intelligen Mini and HV)	14/019163	12/5/2005

Entegris, Inc.	I/O INTERFACE SYSTEM AND METHOD FOR A PUMP (Intelligen Mini and HV)	13/081308	12/2/2005

Entegris, Inc.	I/O INTERFACE SYSTEM AND METHOD FOR A PUMP (Intelligen Mini and HV)	13/104468	12/2/2005

Entegris, Inc.	SYSTEM AND METHOD FOR POSITION CONTROL OF A MECHANICAL PISTON IN A PUMP (Intelligen Mini and HV)/US	14/152866	12/2/2005

Entegris, Inc.	SYSTEM AND METHOD FOR OPERATION OF A PUMP (Intelligen Mini and HV)	11/948585	11/30/2006

Entegris, Inc.	Split Two-Stage Pump (Project Martha)/US	13/805601	6/28/2010

Entegris, Inc.	A NEW METHOD OF PREVENTING TRAPPED BUBBLES BETWEEN PLEATEDMEMBRANE DURING FILTERS STARTUP	13/277684	10/20/2010

Entegris, Inc.	Processes for Filter AutoPriming for Lithographic Dispense (IntelliGen Mini and HV)	12/714126	2/26/2010

Entegris, Inc.	Processes for Filter AutoPriming for Lithographic Dispense (IntelliGen Mini and HV)/US	14/175573	2/26/2010

Entegris, Inc.	Method and System for Optimizing Operation of a Pump (Advanced Filtration System (AFS) for IntelliGen Mini and HV)	12/714148	2/26/2010

Entegris, Inc.	SYSTEM AND METHOD FOR DETECTING BUBBLES IN A FLUID/US	14/239737	8/19/2011

Entegris, Inc.	WELDED DIAPHRAGM VALVE	12/160037	1/6/2006

Entegris, Inc.	Full Rinse Manifold Mixing Valve	12/373840	7/14/2006

Entegris, Inc.	METHOD OF ATTACHING PFA FILM TO PE FILM (Bag in a Bag in a Bottle Project)	12/200590	8/28/2007

Entegris, Inc.	CONTAINER WITH BAG AND DISPENSE HEAD WITH DOWN TUBE/US	61/816583	4/26/2013

Entegris, Inc.	CRITICAL ANGLE OPTICAL SENSOR APPARATUS (Jetalon)/US	13/401765	2/21/2012

Entegris, Inc.	PrimeLock nut locker/US	61/895245	10/24/2013

Entegris, Inc.	Device and Method to meaure sub part per billion concentrations of dissolved oxygen in liquids/US	61/898906	11/1/2013

Entegris, Inc.	Device and Method to meaure the concentration of dissolved oxygen in liquids/US	61/899605	11/1/2013

Entegris, Inc.	Integral Face Seal	12/741153	11/2/2007

Entegris, Inc.	Improved barrier layers for pressure sensors/US	61/832382	6/7/2013

Entegris, Inc.	Improved barrier layers for pressure sensors/US	61/836390	6/7/2013

Entegris, Inc.	Laser laminated isolators for pressure sensors/US	61/869417	8/23/2013

Entegris, Inc.	Sintered Porous Material Comprising Particles of Different Average Sizes (FV-50DXL) (Project No. 000332, 362 and 354)	13/375844	6/18/2009

Entegris, Inc.	High Efficiency and Permeability metal membrane from fiber and powder blends/US	13/982936	2/4/2011

Entegris, Inc.	Analytical Method for the Measurement of Trace Level Acidic and Basic AMC using Liquid-Free Sample T/US	61/874706	9/6/2013

Entegris, Inc.	Analytical Method for the Measurement of Trace Level Acidic and Basic AMC using Liquid-Free Sample T/US	61/933294	9/6/2013

Entegris, Inc.	Analytical Method for the Measurement of Moisture and Trace Level Gas Contamination in Carbon Dioxid/US	61/874721	9/6/2013

Entegris, Inc.	A Method for the Combined Measurement of Volatile and Condensable Organic AMC in Semiconductor Appli/US	61/874743	9/6/2013

Entegris, Inc.	A Method for the Combined Measurement of Volatile and Condensable Organic AMC in Semiconductor Appli/US	61/933299	9/6/2013

Entegris, Inc.	Multilayered Microporous Ultra-High Molecular Weight Polyethylene Membrane	11/793639	12/22/2004

Entegris, Inc.	POTTED EXCHANGE DEVICES AND METHODS OF MAKING This is a combination of 200300150 and 200400016 (PHASOR)	10/583904	12/22/2003

Entegris, Inc.	reducing microbubbles in chemicals	11/919110	4/25/2005

Entegris, Inc.	ATMOSPHERIC PLASMA TREATED PTFE MEMBRANE/US	14/067887	4/3/2006

Entegris, Inc.	FILTRATION MODULE (Panelgard EX)	11/922551	7/11/2005

Entegris, Inc.	APPARATUS AND METHOD FOR MAKING DILUTE BUBBLE FREE SOLUTIONS OF GAS IN A LIQUID (CO2 System but not limited to CO2 gas, would be appropriate for inje	12/993791	5/19/2008

Entegris, Inc.	NON-DEWETTING POROUS MEMBRANES (Solvay)	13/262743	4/6/2009

Entegris, Inc.	POROUS COMPOSITE MEMBRANE	13/255349	4/13/2009

Entegris, Inc.	Purifier for use in the process of manufacturing the lithium-ion secondary battery (408223)	13/510676	12/17/2009

Entegris, Inc.	PTFE MEMBRANE MODIFICATION VIA RADIATION ASSISTED CHEMICAL ETCHING - EB/US	13/695561	5/6/2010

Entegris, Inc.	POROUS COMPOSITE MEMBRANE INCLUDING MICROPOROUS MEMBRANE LAYERS AND NANOFIBER LAYER/US	14/114868	5/9/2011

Entegris, Inc.	MODULAR FILTRATION SYSTEM (EZ STACK)/US	PCT/US2012/000437	10/3/2011

Entegris, Inc.	Modular Filtration Cassette (EZ Stack )/US	PCT/US2012/000427	10/3/2011

Entegris, Inc.	Filter Cover/US	61/856099	7/19/2013

Entegris, Inc.	Purification Cassette(EZ Stack)/US	14/043620	10/1/2012

Entegris, Inc.	Microporous polyamide-imide membranes /US	61/904029	11/14/2013

Entegris, Inc.	EZ Stack Individual Fluid Connectors/US	61/935473	2/4/2014

Entegris, Inc.	Microporous membrane with grafted anion exchange groups/US	61/938730	2/12/2014

Entegris, Inc.	RETICLE POD WITH INTERNAL ENVIRONMENT CONTROL MEANS (RSP3 SMIF POD and CLARILITE)	12/173160	4/4/2005

Entegris, Inc.	RETICLE POD WITH ISOLATION FRAME,/US	14/139653	9/27/2005

Entegris, Inc.	THIN WAFER SHIPPER (ULTRAPAK) (100mm version)/US	13/583886	3/11/2010

Entegris, Inc.	RETICLE POD WITH METAL SHIELD/US	61/838435	10/31/2013

Entegris, Inc.	ARSP pod door design/US	61/917114	12/17/2013

Entegris, Inc.	ARSP pod door gasket design/US	61/917641	12/18/2013

Entegris, Inc.	Wafer Container and Method of Manufacture (450 mm)/US	13/847345	1/13/2008

Entegris, Inc.	WAFER CONTAINER WITH TUBULAR ENVIRONMENTAL CONTROL COMPONENTS (Purge Tower and Getter)	12/922408	3/13/2008

Entegris, Inc.	UNIVERSAL SHIPPING CASSETTE	13/510569	11/18/2009

Entegris, Inc.	POROUS POLYETHYLENE FILTER/WATER BARRIER FOR MICRO ENVIRONMENTS	13/515129	12/10/2009

Entegris, Inc.	Wafer Container with Robotic Flange having shell deflection minimization/US	13/880710	10/19/2010

Entegris, Inc.	Wafer cushion V with inclined ramp having a dual inclinations on lower leg/US	13/880711	10/19/2010

Entegris, Inc.	Front opening container with latches and wafer cushion for door deflection minimization (450 mm)/US	13/880944	10/20/2010

Entegris, Inc.	WAFER CONTAINER WITH DOOR GUIDE AND SEAL/US	13/880948	10/20/2010

Entegris, Inc.	Exterior 450mm Container configuration./US	29/467250	10/19/2010

Entegris, Inc.	Wafer container with particle shield (getter wafer/particle shield/26th wafer, EBM)/US	14/115626	5/3/2011

Entegris, Inc.	Wafer Carrier (MAC)/US	14/238693	8/12/2011

Entegris, Inc.	Mechanical Retention of Purge Filter/US (I2M #893)	61/728644	11/20/2012

Entegris, Inc.	LATCHING MECHANISM FOR WAFER CARRIER/US	61/816576	4/26/2013

Entegris, Inc.	LATCHING MECHANISM FOR WAFER CARRIER/US	61/818343	5/1/2013

Entegris, Inc.	450 mm FOUP/MAC Center of Gravity Ballast/US	61/836572	6/18/2013

Entegris, Inc.	Corrugated Solid Getter/US	61/874697	9/6/2013

Entegris, Inc.	Pressure control within a porous media geometry to control purge gas in a microenvironment./US	61/890611	10/14/2013

Entegris, Inc.	Pressure control within a porous media geometry to control purge gas in a microenvironment./US	61/940744	2/17/2014

Entegris, Inc.	Substrate Container with QCL Sensing/US	61/886568	10/3/2013

Entegris, Inc.	LARGE DIAMETER SHIPPING SYSTEM/US	61/886589	10/3/2013

Entegris, Inc.	COMPOSITE SUBSTRATE CARRIER,/US	13/747171	11/21/2011

Entegris, Inc.	SUBSTRATE CONTAINER WITH FLUID-SEALING FLOW PASSAGEWAY (SMIF POD)	12/026336	4/18/2004

Entegris, Inc.	ELECTROSTATIC DISSIPATIVE (ESD) BEHAVIOR OF SINGLE WALL CARBON NANTUBES (SWNT) COMPOSITES (408271)	12/087914	2/22/2006

Entegris, Inc.	Polymer blends containing finely milled carbon fiber/US	14/234120	7/21/2011

Entegris, Inc.	SYSTEMS FOR PURGING RETICLE STORAGE (Clarilite)	12/305895	6/19/2006

Entegris, Inc.	FILM FRAME SHIPPER	61/607962	3/7/2012

Entegris, Inc.	Film Frame Shipper	29/423843	6/5/2012

Entegris, Inc.	WAFER CARRIER RING/US	29/430855	8/30/2012

Entegris, Inc.	Perimeter Support Ring for Wafer with Flat/US	61/944455	2/25/2014

Entegris, Inc.	Electrostatic chuck with protrusions that distribute chucking force	12/454336	5/19/2008

Entegris, Inc.	Electrostatic Chuck	13/266657	5/15/2009

Entegris, Inc.	Electrostatic Chuck/US	13/667516	5/15/2009

Entegris, Inc.	ALON COATED QUARTZ SUBSTRATE/US	14/234023	8/10/2011

Entegris, Inc.	HIGH CONDUCTIVITY ELECTROSTATIC CHUCK (Varian and Entegris)/US	13/818339	9/8/2010

Entegris, Inc.	Wafer Clamp Bump Pattern Optimized for Wafer Bonding Applications /US	61/764170	2/13/2013

Entegris, Inc.	Wafer Clamp Bump Pattern Optimized for Wafer Bonding Applications /US	61/831656	2/13/2013

Entegris, Inc.	Wafer Clamp Bump Pattern Optimized for Wafer Bonding Applications /US	61/834748	2/13/2013

Entegris, Inc.	Silicon Carbide Substrate Carrier with Graphite Core/US	61/916633	12/16/2013

Entegris, Inc.	Addition of an Interlayer of Yttria Coating Deposition/US	61/879804	9/19/2013

Entegris, Inc.	UltraC coating on Beryllium-copper parts /US	61/925312	1/9/2014

Entegris, Inc.	Aluminum-oxyntiride Coating for Chamber Components in Plasma Cleaning Systems /US	61/907214	11/21/2013

Entegris, Inc.	Electrostatic Chuck and Method of Making Same/US	61/937135	2/7/2014

Entegris, Inc.	Entegris - Varian Provisional/US	13/699279	5/28/2010

Poco Graphite, Inc.	A PROCESS TO INCREASE YIELD AND REDUCE DOWN TIME IN SEMICONDUCTOR FABS BY CLEANING EQUIPMENT COMPONENTS USING SUB-APERTURE REACTIVE ATOMIC ETCH	12/997205	6/9/2008

Poco Graphite, Inc.	COATED GRAPHITE ARTICLE AND REACTIVE ION ETCH MANUFACTURING AND REFURBISHMENT OF GRAPHITE ARTICLE	13/583316	4/21/2010

Poco Graphite, Inc.	TAKE OUT JAWS WITH SEATED COMPONENTRY (201000005 AND 201000007 rolled into PCT)/US	13/824909	9/17/2010

Poco Graphite, Inc.	Replaceable Graphite Locking Insert For Silicon Carbide Interface/US	61/765428	2/15/2013

Poco Graphite, Inc.	Ideas conceived for Chemical Vapor Composite process modifications January 14, 2013/US	61/895230	10/24/2013

VI.	Trademarks

Registered Owner	Mark	Registration No.	Registration Date
Advanced Technology Materials, Inc.	SDS	2,205,571	11/24/1998

Advanced Technology Materials, Inc.	SDS	2115190	11/25/1997

Advanced Technology Materials, Inc.	SAGE	2,625,475	9/24/2002

Advanced Technology Materials, Inc.	NOWPak	1524520	2/14/1989

Advanced Technology Materials, Inc.	VAC	2,628,712	10/1/2002

Advanced Technology Materials, Inc.	ATMI	3,038,639	1/10/2006

Advanced Technology Materials, Inc.	SMARTPROBE	2,799,461	12/23/2003

Advanced Technology Materials, Inc.	NOWTRAK	2,861,581	7/6/2004

Advanced Technology Materials, Inc.	“ATMI” AND DIAMOND LOGO	3,310,234	10/16/2007

Advanced Technology Materials, Inc.	PROE-VAP	3,121,437	7/25/2006

Advanced Technology Materials, Inc.	PDMPAK	3,665,066	8/4/2009

Advanced Technology Materials, Inc.	REGENSI	3,542,410	12/9/2008

Advanced Technology Materials, Inc.	“SDS” Stylized Logo	3,474,573	7/29/2008

Advanced Technology Materials, Inc.	“VAC” Stylized Logo	3,311,534	10/16/2007

Advanced Technology Materials, Inc.	SAFE DELIVERY SOURCE	3,445,321	6/10/2008

Advanced Technology Materials, Inc.	PLANARCLEAN	3,963,105	5/17/2011

Advanced Technology Materials, Inc.	BRIGHTPAK	4,136,601	5/1/2012

Advanced Technology Materials, Inc.	BRIGHTBLACK	4,290,339	2/12/2013

Advanced Technology Materials, Inc.	AUTOCLEAN	3,473,684	4/6/2005

Registered Owner	Mark	Registration No.	Registration Date
Entegris, Inc.	Mykrolis	2,832,982	4/13/2004

Entegris, Inc.	FLUOROWARE (words only - no logo)	840,431	12/12/1967

Entegris, Inc.	DESIGN (Entegris rings only)	2,632,533	10/8/2012

Entegris, Inc.	DESIGN (Entegris rings only)	4,055,167	11/15/2011

Entegris, Inc.	ENTEGRIS (words only no rings)	4,055,166	11/15/2011

Entegris, Inc.	ENTEGRIS (words only no rings)	2,663,647	12/17/2002

Entegris, Inc.	CREATING A MATERIAL ADVANTAGE	4,384,731	8/13/2013

Entegris, Inc.	PLANARGARD	2,280,990	9/28/1999

Entegris, Inc.	Planarcore	2,974,322	7/19/2005

Entegris, Inc.	PLANARCAP	3,104,989	6/13/2006

Entegris, Inc.	PLANAREDGE	3,616,594	5/5/2009

Entegris, Inc.	PLANARGEM	4,037,566	10/11/2011

Entegris, Inc.	INTELLIGEN	2,246,592	5/18/1999

Entegris, Inc.	PUREBOND	3,109,383	6/27/2006

Entegris, Inc.	PUREBOND	1,375,854	12/17/1985

Entegris, Inc.	FLUOROPURE	1,400,346	7/8/1986

Entegris, Inc.	FLARETEK	1,612,936	9/11/1990

Entegris, Inc.	QUIKGRIP	1,603,754	6/26/1990

Entegris, Inc.	FLARELOCK	2,089,727	8/19/1997

Entegris, Inc.	CYNERGY	2,302,492	12/21/1999

Entegris, Inc.	NT	3,049,573	1/24/2006

Entegris, Inc.	ACCU-TEK	2,916,452	1/4/2005

Entegris, Inc.	MAGNAFLO	2,259,816	7/6/1999

Entegris, Inc.	INTEGRA	1,848,496	8/9/1994

Entegris, Inc.	GALTEK	1,203,551	8/3/1982

Entegris, Inc.	DYMENSION	2,821,739	3/9/2004

Entegris, Inc.	ESPY	1,919,424	9/19/1995

Entegris, Inc.	FLUOROLINE	1,777,873	6/22/1993

Entegris, Inc.	CAPSIL	2,139,512	2/24/1998

Registered Owner	Mark	Registration No.	Registration Date
Entegris, Inc.	DYMAK	2,061,806	5/13/1997

Entegris, Inc.	HYQ	2,602,711	7/30/2002

Entegris, Inc.	PRIMELOCK (408226)	4,154,799	6/5/2012

Entegris, Inc.	288-connect (Jetalon)/US	3,293,752	9/18/2007

Entegris, Inc.	LIQUIDLENS	4,152,464	6/5/2012

Entegris, Inc.	Wafergard	1,359,089	9/10/1985

Entegris, Inc.	Waferpure	1,690,054	6/2/1992

Entegris, Inc.	CHACOLLET	3,133,696	8/22/2006

Entegris, Inc.	Luminousgard (Gas Purifier)	3,633,626	6/9/2009

Entegris, Inc.	XCDA	2,810,790	2/3/2004

Entegris, Inc.	GATE KEEPER	3,766,772	3/30/2010

Entegris, Inc.	AERONEX	2,781,845	11/11/2003

Entegris, Inc.	SiLVERSET	4,038,850	10/11/2011

Entegris, Inc.	CONNECTOLOGY	2,987,954	8/23/2005

Entegris, Inc.	Encompass	2,754,326	8/19/2003

Entegris, Inc.	Fluorogard	2,062,726	5/20/1997

Entegris, Inc.	IMPACT	2,246,593	5/18/1999

Entegris, Inc.	IMPACT	2,736,648	7/15/2003

Entegris, Inc.	Optimizer/US	4,480,147	2/11/2014

Entegris, Inc.	QUICKCHANGE	2,923,055	2/1/2005

Entegris, Inc.	RGEN	2,652,151	11/19/2002

Entegris, Inc.	Solaris	2,427,530	2/6/2001

Entegris, Inc.	Solaris	3,539,439	12/2/2008

Entegris, Inc.	RINSEGARD	2,855,931	6/22/2004

Entegris, Inc.	CHEMLOCK	2,796,097	12/16/2003

Entegris, Inc.	pHasor	2,757,580	8/26/2003

Entegris, Inc.	pHasor	3,209,059	2/13/2007

Entegris, Inc.	INTERCEPT	2,704,811	4/8/2003

Entegris, Inc.	PROTEGO	2,849,302	6/1/2004

Entegris, Inc.	PROCESSGARD	2,826,559	3/23/2004

Entegris, Inc.	TORRENTO	3,658,600	7/21/2009

Entegris, Inc.	SAVANA	3,898,139	12/28/2010

Entegris, Inc.	STAT-PRO	1,295,784	8/18/1984

Entegris, Inc.	ATCOR	1,300,209	10/16/2004

Entegris, Inc.	CLARILITE CERTIFIED (Systems)	3,570,379	2/3/2009

Registered Owner	Mark	Registration No.	Registration Date
Entegris, Inc.	SOLOPAK	1,760,694	3/23/1993

Entegris, Inc.	CLARILITE (Platform)	3,581,065	2/24/2009

Entegris, Inc.	CHIPSENTRY	1,547,124	7/11/1989

Entegris, Inc.	SENTRY	3,381,763	2/12/2008

Entegris, Inc.	COOLCASE	2,938,564	4/5/2005

Entegris, Inc.	CRYSTALPAK	1,962,434	3/12/1996

Entegris, Inc.	EMPAK	1,418,384	11/25/1986

Entegris, Inc.	SMARTSTACK/US	2,823,646	3/16/2004

Entegris, Inc.	AUTOPOD	2,487,936	9/11/2001

Entegris, Inc.	ULTRAPAK	1,558,035	9/26/1989

Poco Graphite, Inc.	EDM-1	3,133,505	8/22/2006

Poco Graphite, Inc.	EDM-2	3,133,510	8/22/2006

Poco Graphite, Inc.	EDM-3	3,133,507	8/22/2006

Poco Graphite, Inc.	EDM-4	3,136,278	8/29/2006

Poco Graphite, Inc.	EDM-200	3,133,508	8/22/2006

Poco Graphite, Inc.	EDM-AF5	3,136,279	8/29/2006

Poco Graphite, Inc.	EDM-C3	3,136,280	8/29/2006

Poco Graphite, Inc.	EDM-C200	3,133,509	8/22/2006

Poco Graphite, Inc.	ZEE	3,155,740	10/17/2006

Poco Graphite, Inc.	FABMATE (Block Lettering)	1,617,340	10/16/1990

Poco Graphite, Inc.	GLASSMATE	1,458,022	9/22/1987

Poco Graphite, Inc.	SUPERSiC	1,762,413	4/6/1993

Poco Graphite, Inc.	POCOFOAM	2,553,822	3/26/2002

Poco Graphite, Inc.	POCO with emblem	2,179,828	8/11/1998

Poco Graphite, Inc.	POCO with design	2,177,811	8/4/1998

Poco Graphite, Inc.	POCO (word only)	2,177,776	8/4/1998

Poco Graphite, Inc.	FABMATE (non-stylized)	4,202,180	9/4/2012

Poco Graphite, Inc.	GLASSMATE (non-stylized)	4,464,637	1/14/2014

VII.	Trademark Applications

Registered Owner	Mark	Application No.	Date Filed
Advanced Technology Materials, Inc.	TITANKLEAN	86/086,596	10/9/2013

Advanced Technology Materials, Inc.	EVOLV	85/670,401	7/6/2012

Advanced Technology Materials, Inc.	NxTi	86/125,042	11/21/2013

Entegris, Inc.	iCON LC (Jetalon)/US	85/826984	1/18/2013

Entegris, Inc.	iCON LIQUID CONTROLLER/US	85/827030	1/18/2013

Entegris, Inc.	EXIMOR/US	85/790071	11/29/2012

Exhibit I

[FORM OF] SUPPLEMENT NO.      dated as of [—], to the Term Pledge and Security Agreement dated as of April 30, 2014 (as it may be amended, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”), among ENTEGRIS, INC., a Delaware corporation (the “Borrower”), the other GRANTORS party thereto from time to time and GOLDMAN SACHS BANK USA, as Collateral Agent for the Secured Parties.

A. Reference is made to the Term Credit and Guaranty Agreement dated as of April 30, 2014 (as it may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, certain Subsidiaries of the Borrower party thereto, the Lenders party thereto and Goldman Sachs Bank USA, as Administrative Agent and Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Pledge and Security Agreement referred to therein.

C. The Grantors have entered into the Pledge and Security Agreement in order to induce the Lenders to make Loans. Section 6.14 of the Pledge and Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Grantors under the Pledge and Security Agreement by execution and delivery of an instrument substantially in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Pledge and Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

Section 1. In accordance with Section 6.14 of the Pledge and Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Pledge and Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Pledge and Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in, to and under the Collateral (as defined in the Pledge and Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Pledge and Security Agreement shall be deemed to include the New Subsidiary. The Pledge and Security Agreement is hereby incorporated herein by reference.

Section 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or electronic (including .pdf file) transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

Section 4. The New Subsidiary hereby represents and warrants that (a) Schedule I sets forth, as of the date hereof, the true and correct legal name of the New Subsidiary, its jurisdiction of organization and the location of its chief executive office, (b) Schedule II sets forth, as of the date hereof, a true and complete list of (i) all the Pledged Equity and Pledged Debt owned by the New Subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity owned by the New Subsidiary and (ii) includes all Equity Interests, Promissory Notes and Instruments owned by the New Subsidiary that are required to be pledged under the Pledge and Security Agreement in order to satisfy the Collateral and Guarantee Requirement, (c) Schedule III sets forth, as of the date hereof, a true and complete list of (i) all Copyrights owned by the New Subsidiary and that have been registered with the United States Copyright Office and all Copyrights owned by the New Subsidiary for which United States registration applications are pending, (ii) all exclusive Copyright Licenses under which the New Subsidiary is a licensee, (iii) all Patents that have been granted by the United States Patent and Trademark Office and that are owned by the New Subsidiary and all Patents for which United States registration applications by such New Subsidiary are pending and (iv) all Trademarks that have been registered with the United States Patent and Trademark Office and all Trademarks for which United States registration applications by such New Subsidiary are pending, in each case truly and completely specifying the name of the registered owner, title, type or mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee and licensor and (d) Schedule IV sets forth, as of the date hereof, each Commercial Tort Claim of the New Subsidiary where the amount of damages claimed by the New Subsidiary is in excess of $3,000,000 in existence on the date of this Agreement.

Section 5. Except as expressly supplemented hereby, the Pledge and Security Agreement shall remain in full force and effect.

Section 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge and Security

Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Pledge and Security Agreement.

Section 8. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including all reasonable and documented fees and expenses of counsel for the Collateral Agent.

Section 9. Notwithstanding anything herein to the contrary, the Liens granted to the Collateral Agent pursuant to this Supplement and the exercise of the rights and remedies of the Collateral Agent hereunder and under any other Collateral Document, are subject to the provisions of the ABL Intercreditor Agreement. In the event of any conflict between the terms of the ABL Intercreditor Agreement and this Supplement or any other Collateral Document, the terms of the ABL Intercreditor Agreement shall govern and control. Notwithstanding anything to the contrary herein, the Collateral Agent acknowledges and agrees that the New Subsidiary shall not be required to take or refrain from taking any action at the request of the Collateral Agent with respect to the Collateral if such action or inaction would be inconsistent with the terms of the ABL Intercreditor Agreement.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Pledge and Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

By:
Name:
Title:

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Authorized Signatory

SCHEDULE I

NAME AND JURISDICTION OF ORGANIZATION

Name	Jurisdiction of Organization	Form of Organization	Organizational Identification Number (if any)	Federal Taxpayer Identification Number (if any)	Chief Executive Office Address (including county)

SCHEDULE II

EQUITY INTERESTS

Credit Party	Issuer	Type of Organization	Number of Shares Owned	Total Shares Outstanding	Percentage of Interest Pledged	Certificate No. (if uncertificated, please indicate so)

PROMISSORY NOTES

Credit Party	Debtor	Type of Instrument	Outstanding Principal Amount

SCHEDULE III

INTELLECTUAL PROPERTY

I.	Copyrights

Registered Owner	Title	Registration Number	Expiration Date

II.	Copyright Applications

Registered Owner	Title	Application Number	Date Filed

III.	Exclusive Copyright Licenses (where a Credit Party is a licensee)

Licensee	Licensor	Title	Registration Number	Expiration Date

IV.	Patents

Registered Owner	Title of Patent	Country	Type	Registration Number	Issue Date	Expiration

V.	Patent Applications

Registered Owner	Title of Patent	Country	Type	Application Number	Date Filed

VI.	Trademarks

Registered Owner	Mark	Country	Application No.	Registration No.	Registration Date	Expiration Date

VII.	Trademark Applications

Registered Owner	Mark	Country	Application No.	Filing Date

SCHEDULE IV

COMMERCIAL TORT CLAIMS

Exhibit II

[FORM OF] GRANT OF SECURITY INTEREST

IN UNITED STATES TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                           (the “Grantor”) with principal offices at                     , hereby grants to GOLDMAN SACHS BANK USA, as Collateral Agent, with principal offices at 200 West Street, New York, NY 10282 (the “Grantee”), a continuing security interest in (i) all of the Grantor’s right, title and interest in, to and under the United States trademarks, trademark registrations and trademark applications (collectively, the “Marks”) set forth on Schedule A attached hereto, (ii) all rights and privileges arising under applicable law with respect to the Grantor’s use of the Marks, (iii) all reissues, continuations, extensions and renewals of the Marks and amendments thereto, (iv) income, fees, royalties, damages and payments now and hereafter due and/or payable with respect to any of the Marks, including damages, claims and payments for past, present or future infringements of the Marks, (v) all rights corresponding to the Marks throughout the world, (vi) all the goodwill of the business with which the Marks are associated and (vii) rights to sue for past, present and future infringements or dilutions of the marks or other injuries thereto.

THIS GRANT is made to secure the payment or performance, as the case may be, in full of the Secured Obligations, as such term is defined in the Term Pledge and Security Agreement dated as of April 30, 2014, among the Grantor, the other grantors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the “Pledge and Security Agreement”).

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Pledge and Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Pledge and Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall govern.

Notwithstanding anything herein to the contrary, the Liens granted to the Collateral Agent pursuant to this Grant and the exercise of the rights and remedies of the Collateral Agent hereunder and under any other Collateral Document, are subject to the provisions of the ABL Intercreditor Agreement. In the event of any conflict between the terms of the ABL Intercreditor Agreement and this Grant or any other Collateral Document, the terms of the ABL Intercreditor Agreement shall govern and control. Notwithstanding anything to the contrary herein, the Collateral Agent acknowledges and agrees that the Grantor shall not be required to take or refrain from taking any action at the request of the Collateral Agent with respect to the Collateral if such action or inaction would be inconsistent with the terms of the ABL Intercreditor Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the      day of [            ], 2014.

[NAME OF GRANTOR],

By
Name:
Title:

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Authorized Signatory

Schedule A

MARK	SERIAL/REG. NO.	APP./REG. DATE

Exhibit III

[FORM OF] GRANT OF SECURITY INTEREST

IN UNITED STATES PATENTS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                           (the “Grantor”) with principal offices at                     , hereby grants to GOLDMAN SACHS BANK USA, as Collateral Agent, with principal offices at 200 West Street, New York, NY 10282 (the “Grantee”), a continuing security interest in (i) all of the Grantor’s rights, title and interest in, to and under the United States patents and patent applications (collectively, the “Patents”) set forth on Schedule A attached hereto, (ii) all rights and privileges arising under applicable law with respect to the Grantor’s use of the Patents, (iii) all inventions and improvements described and claimed in the Patents, (iv) all reissues, divisions, continuations, renewals, extensions, reexaminations, supplemental examinations, inter partes reviews, adjustments and continuations-in-part thereof and amendments thereto, all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect to any of the foregoing including damages and payments for past, present or future infringements thereof, (v) all rights corresponding thereto throughout the world, including the right to make, have made, use, sell, offer to sell, import or export the inventions disclosed or claimed therein, and (vi) rights to sue for past, present or future infringement.

THIS GRANT is made to secure the payment or performance, as the case may be, in full of the Secured Obligations, as such term is defined in the Term Pledge and Security Agreement dated as of April 30, 2014, among the Grantor, the other grantors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the “Pledge and Security Agreement”).

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Pledge and Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Pledge and Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall govern.

Notwithstanding anything herein to the contrary, the Liens granted to the Collateral Agent pursuant to this Grant and the exercise of the rights and remedies of the Collateral Agent hereunder and under any other Collateral Document, are subject to the provisions of the ABL Intercreditor Agreement. In the event of any conflict between the terms of the ABL Intercreditor Agreement and this Grant or any other Collateral Document, the terms of the ABL Intercreditor Agreement shall govern and control. Notwithstanding anything to the contrary herein, the Collateral Agent acknowledges and agrees that the Grantor shall not be required to take or refrain from taking any action at the request of the Collateral Agent with respect to the Collateral if such action or inaction would be inconsistent with the terms of the ABL Intercreditor Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Grant as of the      day of [            ], 2014.

[NAME OF GRANTOR], Grantor

By
Name:
Title:

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Authorized Signatory

Schedule A

Patents

Registered Owner	Title of Patent	Type	Registration Number	Issue Date	Expiration

Patent Applications

Registered Owner	Title of Patent	Type	Application Number	Date Filed

Exhibit IV

[FORM OF] GRANT OF SECURITY INTEREST

IN UNITED STATES COPYRIGHTS

WHEREAS, [Name of Grantor], a                           (the “Grantor”), having its chief executive office at                     ,             , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto (collectively, the “Copyrights”) and is an exclusive licensee of registered copyrights pursuant to each Copyright License (as such term is defined in the Pledge and Security Agreement referred to below) set forth in Schedule A;

WHEREAS, GOLDMAN SACHS BANK USA, as Collateral Agent, having its principal offices at 200 West Street, New York, NY 10282 (the “Grantee”), desires to acquire a security interest in the Copyrights and Copyright Licenses; and

WHEREAS, the Grantor is willing to grant to the Grantee a security interest in and lien upon the Copyrights and Copyright Licenses described above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Term Pledge and Security Agreement, dated as of April 30, 2014, among the Grantor, the other grantors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the “Pledge and Security Agreement”), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a continuing security interest in, to and under (i) all of the Grantor’s right, title and interest in, to and under the Copyrights and exclusive Copyright Licenses set forth in Schedule A attached hereto, in each case together with, (ii) all reissues, renewals, continuations and extension thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect to the foregoing, including damages and payments for past, present or future infringements thereof, (iv) all rights corresponding thereto throughout the world and (v) all rights to sue for past, present or future infringements thereof. The assignment and security interest granted herein is made to secure the payment or performance, as the case may be, in full of the Secured Obligations, as such term is defined in the Pledge and Security Agreement.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Pledge and Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Pledge and Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall govern.

Notwithstanding anything herein to the contrary, the Liens granted to the Collateral Agent pursuant to this Grant and the exercise of the rights and remedies of the Collateral Agent hereunder and under any other Collateral Document, are subject to the provisions of the ABL Intercreditor Agreement. In the event of any conflict between the terms of the ABL Intercreditor Agreement and this Grant or any other Collateral Document, the terms of the ABL Intercreditor Agreement shall govern and control. Notwithstanding anything to the contrary herein, the Collateral Agent acknowledges and agrees that the Grantor shall not be required to take or refrain from taking any action at the request of the Collateral Agent with respect to the Collateral if such action or inaction would be inconsistent with the terms of the ABL Intercreditor Agreement

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the      day of [date].

[NAME OF GRANTOR], Grantor

By
Name:
Title:

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Authorized Signatory

Schedule A

Copyrights

Registered Owner	Title	Registration Number	Expiration Date

Copyright Applications

Registered Owner	Title	Application Number	Date Filed

Exclusive Copyright Licenses (where a Credit Party is a licensee)

Licensee	Licensor	Title	Registration Number	Expiration Date